UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569
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Ivy Funds, Inc.
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000
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Date of fiscal year end: March 31
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Date of reporting period: March 31, 2005
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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
March 31, 2005

Ivy Asset Strategy Fund

Ivy Capital Appreciation Fund

Ivy Core Equity Fund

Ivy High Income Fund

Ivy International Growth Fund

Ivy Large Cap Growth Fund

Ivy Limited-Term Bond Fund

Ivy Mid Cap Growth Fund

Ivy Money Market Fund

Ivy Municipal Bond Fund

Ivy Science and Technology Fund

Ivy Small Cap Growth Fund

CONTENTS
3	President's Letter
5	Illustration of Fund Expenses
11	Ivy Asset Strategy Fund
30	Ivy Capital Appreciation Fund
45	Ivy Core Equity Fund
60	Ivy High Income Fund
86	Ivy International Growth Fund
101	Ivy Large Cap Growth Fund
115	Ivy Limited-Term Bond Fund
132	Ivy Mid Cap Growth Fund
147	Ivy Money Market Fund
162	Ivy Municipal Bond Fund
182	Ivy Science and Technology Fund
196	Ivy Small Cap Growth Fund
211	Notes to Financial Statements
238	Report of Independent Registered Public Accounting Firm
239	Income Tax Information
242	Directors and Officers
247	Annual Privacy Notice
248	Proxy Voting Information
249	Quarterly Portfolio Schedule Information
249	Householding Notice
250	IRA Disclosure

This report is submitted for the general information of the shareholders of Ivy Funds, Inc.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a current Ivy Funds, Inc. prospectus and current performance information.

President's Letter
      March 31, 2005

Dear Shareholder:

The 12-month period ended March 31, 2005 offered solid results for most investors. Although the final quarter of the period was challenging, with negative returns for both stocks and bonds, the 12-month period as a whole was generally positive for the financial markets and the economy. Stocks ended the 12-month period higher, with the S&P 500 returning 6.69 percent and the Dow Jones Industrial Average returning 3.63 percent. Bonds, in comparison, showed mixed performance and ended the year relatively flat. The Lehman Brothers U.S. Credit Index, which generally represents the performance of the U.S. bond market, had a positive return of 0.84 percent over the last 12 months.

Over the course of the 12-month period, the markets faced numerous challenges. These included continued turmoil in Iraq, the U.S. presidential election, rising energy prices and a decline in the value of the dollar. Corporate earnings remained strong, however, and gross domestic product (GDP) averaged a 4 percent annualized growth rate over 2004, and appears to have grown at about the same rate in the first quarter of 2005.

The strengthening economy caused inflation concerns, which led the Federal Reserve to begin a series of incremental increases in short-term interest rates. The Fed enacted five small rate increases between June and mid-December of 2004, and two more in the first quarter of 2005. During the period, short-term rates rose from the historically low level of 1 percent to 2.75 percent. The Fed has stated that, at this point, it intends to continue considering "measured" rate increases over the next few months.

As we look ahead, we continue to feel that signs point to a favorable environment for stocks and the economy. We believe that the economy could see a real growth rate of around 3 percent for the year, with a nominal growth rate (after inflation) of 6 percent or so. History suggests that corporate profits tend to grow in line with growth in the economy, and stocks generally mirror the growth in profits. With that in mind, we look for a solid year for the equity markets.

Keep in mind, however, that uncertainty is a core feature of the financial markets. That's why we believe that adhering to the fundamental principles of investing is the best way to work toward your long-term financial goals. By investing regularly and diversifying your portfolio among different asset classes and investment styles, we believe that you are more likely to maximize the potential to meet your financial goals.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized investment plan based on your individual situation. We believe that focusing on that plan, despite the swings of the market, can be your key to a sound financial future.

Thank you for your partnership and your continued commitment to your investment program.

Respectfully,
 Henry J. Herrmann, CFA
President

 The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Illustration of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following tables are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2005.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the tables. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the tables, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ivy Asset Strategy Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,115	1.47%	$7.73
Class B	1,000	1,110	2.31	12.17
Class C	1,000	1,111	2.21	11.64
Class Y	1,000	1,115	1.35	7.13
Based on 5% Return(2)
Class A	$1,000	$1,018	1.47%	$7.37
Class B	1,000	1,013	2.31	11.62
Class C	1,000	1,014	2.21	11.11
Class Y	1,000	1,018	1.35	6.80

Ivy Capital Appreciation Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,081	1.18%	$6.13
Class B	1,000	1,076	2.02	10.45
Class C	1,000	1,074	2.14	11.08
Class Y	1,000	1,081	1.16	6.03
Based on 5% Return(2)
Class A	$1,000	$1,019	1.18%	$5.95
Class B	1,000	1,015	2.02	10.14
Class C	1,000	1,014	2.14	10.77
Class Y	1,000	1,019	1.16	5.85

Ivy Core Equity Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,088	1.46%	$7.58
Class B	1,000	1,084	2.32	12.05
Class C	1,000	1,085	2.20	11.42
Class Y	1,000	1,091	1.24	6.47
Based on 5% Return(2)
Class A	$1,000	$1,018	1.46%	$7.32
Class B	1,000	1,013	2.32	11.64
Class C	1,000	1,014	2.20	11.03
Class Y	1,000	1,019	1.24	6.25

Ivy High Income Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,021	1.44%	$7.27
Class B	1,000	1,017	2.32	11.66
Class C	1,000	1,017	2.17	10.92
Class Y	1,000	1,022	1.27	6.41
Based on 5% Return(2)
Class A	$1,000	$1,018	1.44%	$7.25
Class B	1,000	1,013	2.32	11.64
Class C	1,000	1,014	2.17	10.91
Class Y	1,000	1,019	1.27	6.40

Ivy International Growth Fund Expenses
For the Six Months nded March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,111	1.86%	$9.76
Class B	1,000	1,106	2.88	15.12
Class C	1,000	1,107	2.75	14.42
Class Y	1,000	1,113	1.53	8.04
Based on 5% Return(2)
Class A	$1,000	$1,016	1.86%	$9.32
Class B	1,000	1,011	2.88	14.44
Class C	1,000	1,011	2.75	13.77
Class Y	1,000	1,017	1.53	7.68

Ivy Large Cap Growth Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,070	1.46%	$7.51
Class B	1,000	1,064	2.50	12.87
Class C	1,000	1,066	2.24	11.54
Class Y	1,000	1,071	1.16	6.01
Based on 5% Return(2)
Class A	$1,000	$1,018	1.46%	$7.32
Class B	1,000	1,012	2.50	12.55
Class C	1,000	1,014	2.24	11.25
Class Y	1,000	1,019	1.16	5.86

Ivy Limited-Term Bond Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$997	1.25%	$6.20
Class B	1,000	992	2.18	10.82
Class C	1,000	992	2.14	10.61
Class Y	1,000	997	1.15	5.73
Based on 5% Return(2)
Class A	$1,000	$1,019	1.25%	$6.27
Class B	1,000	1,014	2.18	10.94
Class C	1,000	1,014	2.14	10.73
Class Y	1,000	1,019	1.15	5.80

Ivy Mid Cap Growth Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,081	1.61%	$8.37
Class B	1,000	1,073	2.74	14.17
Class C	1,000	1,077	2.39	12.36
Class Y	1,000	1,083	1.34	6.98
Based on 5% Return(2)
Class A	$1,000	$1,017	1.61%	$8.11
Class B	1,000	1,011	2.74	13.75
Class C	1,000	1,013	2.39	11.98
Class Y	1,000	1,018	1.34	6.76

Ivy Money Market Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,006	0.78%	$3.88
Class B	1,000	1,001	1.57	7.85
Class C	1,000	1,001	1.60	8.00
Based on 5% Return(2)
Class A	$1,000	$1,021	0.78%	$3.91
Class B	1,000	1,017	1.57	7.91
Class C	1,000	1,017	1.60	8.07

Ivy Municipal Bond Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,002	1.34%	$6.68
Class B	1,000	998	2.08	10.37
Class C	1,000	998	2.15	10.69
Class Y	1,000	1,001	1.42	7.09
Based on 5% Return(2)
Class A	$1,000	$1,018	1.34%	$6.73
Class B	1,000	1,015	2.08	10.46
Class C	1,000	1,014	2.15	10.78
Class Y	1,000	1,018	1.42	7.15

Ivy Science and Technology Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,112	1.64%	$8.62
Class B	1,000	1,105	2.79	14.65
Class C	1,000	1,107	2.53	13.29
Class Y	1,000	1,113	1.43	7.54
Based on 5% Return(2)
Class A	$1,000	$1,017	1.64%	$8.23
Class B	1,000	1,011	2.79	14.00
Class C	1,000	1,012	2.53	12.70
Class Y	1,000	1,018	1.43	7.20

Ivy Small Cap Growth Fund Expenses
For the Six Months Ended March 31, 2005	Beginning Account Value 9-30-04	Ending Account Value 3-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,146	1.56%	$8.37
Class B	1,000	1,141	2.50	13.35
Class C	1,000	1,142	2.24	11.99
Class Y	1,000	1,147	1.35	7.21
Based on 5% Return(2)
Class A	$1,000	$1,017	1.56%	$7.87
Class B	1,000	1,012	2.50	12.55
Class C	1,000	1,014	2.24	11.27
Class Y	1,000	1,018	1.35	6.78

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2005, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

Managers' Discussion of Ivy Asset Strategy Fund
      March 31, 2005

An interview with Michael L. Avery and Daniel J. Vrabac, portfolio managers of the Ivy Asset Strategy Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund outperformed all of its benchmarks for the fiscal year, with Class C shares of the Fund increasing 11.11 percent. In comparison, the Fund's stock benchmark index, the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), increased 6.69 percent during the fiscal year. The Lipper Flexible Portfolio Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), increased 4.95 percent for the fiscal year, the Citigroup Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market) increased 1.23 percent, and the Citigroup Short-Term Index for 1 Month Certificates of Deposit (reflecting the performance of securities that generally represent one-month certificates of deposit) increased 1.78 percent. Multiple indexes are presented because the Fund invests in stocks, bonds and short-term instruments. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What helped the Fund outperform its benchmark indexes during the fiscal year?

We believe that our focus on energy, natural resources and Asian holdings generally helped us outperform domestic equities overall, as represented by the benchmark index.

What other market conditions or events influenced the Fund's performance during the fiscal year?

For several quarters now, the Fund has been increasing its focus on Asia, as we believe that Asia will continue to gain in importance as a major growth area in the global economy. China has gradually been opening its economy over the last 25 years, but the pace has accelerated in very recent years. This has led to an increase in Chinese per capita income, which has been followed by an increase in the demand for goods and services. Also impacting this trend for other Asian or Pacific Rim countries has been the decline in the U.S. dollar over the last two years or so, which has helped to boost investment in those regions.

What strategies and techniques did you employ that specifically affected the Fund's performance?

The Fund has maintained a consistent strategy over the past several quarters, based on our following fundamental themes:

  We believe the best asset returns over the next several years will come from outside the U.S.
  We feel that there is a shift in the source of global economic growth occurring. We anticipate that global growth may be driven primarily by Asia in the coming decades, and perhaps by other emerging markets.
  In our view, energy markets will be impacted by rising demand at a time of declining global supply.
  We think that as the U.S. drops deeper as a debtor nation to the rest of the world, the U.S. share of global gross domestic product (GDP) will decline and the dollar will be weak.
  The more than 20-year decline in U.S. interest rates is, in our view, at an end. We believe the tailwind for the market has subsided, and that a headwind is picking up speed.
  We feel that the implication, in general, for the U.S. equity market is not encouraging.

Turning these themes into a portfolio has led to significant investments in energy and natural resource equities, Asian equities, gold bullion and gold equities, and fixed-income instruments that have the potential to provide income while typically shielding the portfolio from price declines in a rising rate environment.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

While we consider the themes outlined above as medium- and long-term, we are under no illusion that this is a one-way street. There has been, and we believe there will continue to be, significant volatility in all of these markets, as well as in the U.S. market. That said, we continue to believe that the focus on the fundamentals we outlined above potentially could serve the investor well in the near-term period.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Asset Strategy Fund, Class C Shares(1)(2)	$21,614
S&P 500 Index(1)	$27,067
Citigroup Broad Investment Grade Index(1)	$19,685
Citigroup Short-Term Index for 1 Month Certificates of Deposit(1)	$15,055
Lipper Flexible Portfolio Funds Universe Average(1)	$22,136

IVY ASSET STRATEGY FUND CLASS C SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY ASSET STRATEGY FUND CLASS C SHARES	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE DEBT INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT	LIPPER FLEXIBLE PORTFOLIO FUNDS UNIVERSE AVERAGE

APRIL	4/20/95	10,000	10,000	10,000	10,000	10,000
MARCH	1996	10,300	12,832	10,936	10,541	11,920
MARCH	1997	10,212	15,366	11,473	11,122	13,257
MARCH	1998	12,758	22,748	12,848	11,760	17,190
MARCH	1999	12,987	26,963	13,682	12,406	18,356
MARCH	2000	18,129	31,862	13,930	13,097	21,201
MARCH	2001	17,365	24,898	15,681	13,949	19,238
MARCH	2002	17,020	24,950	16,519	14,387	19,596
MARCH	2003	16,886	18,773	18,428	14,626	16,712
MARCH	2004	19,454	25,369	19,446	14,792	21,092
MARCH	2005	21,614	27,067	19,685	15,055	22,136

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, the investments were effected as of April 30, 1995.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
Average Annual Total Return(3)
	Class A	Class B	Class C(4)	Class Y

1-year period ended 3-31-05	5.58%	7.02%	11.11%	12.05%
5-year period ended 3-31-05	--	--	3.58%	4.47%
10-year period ended 3-31-05	--	--	--	--
Since inception of Class through 3-31-05(5)	3.27%	3.32%	8.05%	9.23%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(5)7-10-00 for Class A shares, 7-3-00 for Class B shares, 4-20-95 for Class C shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY ASSET STRATEGY FUND
Portfolio Highlights

On March 31, 2005, Ivy Asset Strategy Fund had net assets totaling $109,081,385 invested in a diversified portfolio of:

73.21%	Common Stocks
10.53%	Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts
5.32%	Bullion
4.30%	United States Government and Government Agency Securities
3.80%	Corporate Debt Securities
2.84%	Other Government Securities

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Common Stocks	$73.21
Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	$10.53
Bullion	$5.32
United States Government and Government Agency Securities	$4.30
Corporate Debt Securities	$3.80
Other Government Securities	$2.84

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Raw Materials Stocks	$17.24
Energy Stocks	$11.96
Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	$10.53
Multi-Industry Stocks	$8.88
Capital Goods Stocks	$6.52
Technology Stocks	$5.61
Bullion	$5.32
Consumer Nondurables Stocks	$5.31
Shelter Stocks	$4.67
United States Government and Government Agency Securities	$4.30
Financial Services Stocks	$4.09
Miscellaneous Stocks	$3.94
Corporate Debt Securities	$3.80
Other Government Securities	$2.84
Consumer Durables Stocks	$2.59
Business Equipment and Services Stocks	$2.40

The Investments of Ivy Asset Strategy Fund
March 31, 2005
BULLION - 5.32%	Troy Ounces	Value

Gold	13,556	$5,808,243
(Cost: $5,287,146)

COMMON STOCKS	Shares

Aircraft - 1.99%
BAE SYSTEMS plc (A)	107,500	526,849
Boeing Company (The)	13,300	777,518
United Technologies Corporation	8,550	869,193
		2,173,560
Aluminum - 0.83%
Aluminum Corporation of China Limited, H Shares (A)	1,560,600	900,404

Banks - 0.40%
Citigroup Inc.	9,700	435,918

Beverages - 0.73%
Molson Coors Brewing Company, Class B (A)	10,362	797,492

Business Equipment and Services - 2.40%
Headwaters Incorporated*	40,400	1,326,938
Jacobs Engineering Group Inc.*	11,450	594,484
Mitsubishi Corporation (A)	46,400	601,097
Pacific Basin Shipping Limited (A)	211,000	100,772
		2,623,291
Capital Equipment - 2.54%
Caterpillar Inc.	17,650	1,613,916
Chicago Bridge & Iron Company N.V., NY Shares	8,354	367,827
Deere & Company	11,839	794,752
		2,776,495
Chemicals - Petroleum and Inorganic - 0.46%
LG Chem, Ltd. (A)	12,310	497,006

Coal - 1.58%
Foundation Coal Holdings, Inc.	10,000	235,100
Peabody Energy Corporation	32,200	1,492,792
		1,727,892
Communications Equipment - 0.65%
Cisco Systems, Inc.*	39,900	714,809

Computers - Micro - 0.39%
Dell Inc.*	10,950	420,754

Construction Materials - 1.90%
Cemex, S.A. de C.V., ADR	57,080	2,069,150

Electronic Components - 2.00%
Samsung Electronics Co., Ltd. (A)	4,410	2,180,029

Electronic Instruments - 0.58%
Nihon Densan Kabushiki Kaisha (A)	5,100	635,003

Finance Companies - 2.33%
Rio Tinto plc (A)	78,740	2,544,400

Food and Related - 4.15%
Archer Daniels Midland Company	93,100	2,288,398
Bunge Limited	32,600	1,756,488
J.M. Smucker Company (The)	9,600	482,880
		4,527,766
Forest and Paper Products - 2.34%
Aracruz Celulose S.A., ADR	16,700	597,860
International Paper Company	27,400	1,008,046
Weyerhaeuser Company	13,800	945,300
		2,551,206
Gold and Precious Metals - 4.64%
Agnico-Eagle Mines Limited	55,700	810,435
Barrick Gold Corporation	124,900	2,992,604
Yanzhou Coal Mining Company Limited, Class H (A)*	923,600	1,255,229
		5,058,268
Health Care - Drugs - 0.26%
Gilead Sciences, Inc.*	7,850	280,991

Health Care - General - 0.20%
Lumenis Ltd.*	92	215
Schein (Henry), Inc.*	6,200	221,836
		222,051
Household - General Products - 0.43%
Colgate-Palmolive Company	8,950	466,921

Mining - 11.31%
Alumina Limited (A)	174,700	795,198
BHP Billiton Plc (A)	183,300	2,531,361
Cameco Corporation (A)	7,200	318,816
Freeport-McMoRan Copper & Gold Inc., Class B	67,964	2,692,054
Inco Limited*	38,650	1,538,270
Newmont Mining Corporation	72,900	3,080,025
Noranda Inc. (A)	56,600	1,137,333
Phelps Dodge Corporation	2,350	239,065
		12,332,122
Motor Vehicles - 2.59%
Toyota Motor Corporation (A)	75,800	2,820,761

Multiple Industry - 8.88%
Alpha Natural Resources, Inc.*	37,690	1,080,572
Bucyrus International, Inc., Class A	16,000	624,960
Companhia Vale do Rio Doce, ADR	100,900	3,189,449
General Electric Company	58,050	2,093,283
Gerdau Ameristeel Corporation	87,462	529,145
Hutchison Whampoa Limited, Ordinary Shares (A)	191,000	1,622,380
Smiths Group plc (A)	34,000	546,769
		9,686,558
Non-Residential Construction - 2.08%
Fluor Corporation	13,114	726,909
Hyundai Heavy Industries Co., Ltd. (A)	30,750	1,541,285
		2,268,194
Petroleum - International - 6.67%
Anadarko Petroleum Corporation	25,491	1,939,865
BP p.l.c., ADR	20,900	1,304,160
Burlington Resources Inc.	27,766	1,390,244
Exxon Mobil Corporation	44,253	2,637,479
		7,271,748
Petroleum - Services - 3.71%
Baker Hughes Incorporated	20,500	912,045
Schlumberger Limited	27,500	1,938,200
Transocean Inc.*	23,300	1,199,018
		4,049,263
Railroad - 0.68%
Norfolk Southern Corporation	19,900	737,295

Real Estate Investment Trust - 2.33%
Keppel Land Limited (A)	323,000	449,997
Mitsubishi Estate Co., Ltd. (A)	81,000	941,298
Mitsui Fudosan Co., Ltd. (A)	98,000	1,150,737
		2,542,032
Restaurants - 0.59%
Panera Bread Company, Class A*	11,356	641,898

Retail - Food Stores - 1.31%
CVS Corporation	15,250	802,455
Walgreen Co.	14,154	628,721
		1,431,176
Security and Commodity Brokers - 1.36%
Chicago Mercantile Exchange Holdings Inc.	5,193	1,007,598
Franklin Resources, Inc.	7,000	480,550
		1,488,148
Utilities - Electric - 0.46%
Veolia Environment (A)	14,150	502,087

Utilities - Telephone - 0.44%
China Mobile (Hong Kong) Limited (A)	147,000	480,608

TOTAL COMMON STOCKS - 73.21%		$79,855,296

(Cost: $65,848,013)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Capital Equipment - 0.29%
Hyundai Motor Company,
5.3%, 12-19-08 (B)	$320	320,794

Computers - Peripherals - 0.16%
ASG Consolidated LLC and ASG Finance, Inc.,
0.0%, 11-1-11 (B)(C)	250	175,000

Construction Materials - 0.31%
Interface, Inc.:
7.3%, 4-1-08	160	156,000
9.5%, 2-1-14	170	178,925
		334,925
Finance Companies - 0.58%
ALROSA Finance S.A.,
8.125%, 5-6-08	300	309,600
Toyota Motor Credit Corporation,
4.47%, 1-18-15	325	316,641
		626,241
Mining - 0.49%
Vedanta Resources plc,
6.625%, 2-22-10 (B)	550	531,305

Multiple Industry - 0.42%
National Rural Utilities Cooperative Finance Corporation,
3.0%, 2-15-06	250	248,477
Sino-Forest Corporation,
9.125%, 8-17-11 (B)	200	212,250
		460,727
Security and Commodity Brokers - 0.18%
SLM Corporation,
4.0%, 7-25-14	200	196,104

Utilities - Electric - 0.69%
Dominion Resources, Inc.,
7.625%, 7-15-05	250	253,031
Scana Corporation,
3.24438%, 11-15-06	500	500,354
		753,385
Utilities - Telephone - 0.68%
Open Joint Stock Company ''Vimpel-Communications'',
10.0%, 6-16-09 (B)	700	743,750

TOTAL CORPORATE DEBT SECURITIES - 3.80%		$4,142,231

(Cost: $4,114,231)

OTHER GOVERNMENT SECURITIES

Japan - 2.20%
Japanese Government 15 Year Floating Rate Bond,
0.64%, 1-20-18 (D)	JPY250,000	2,405,102

South Korea - 0.64%
Korea Development Bank (The),
3.03%, 10-29-06	$700	693,931

TOTAL OTHER GOVERNMENT SECURITIES - 2.84%		$3,099,033

(Cost: $3,022,917)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Mortgage-Backed Obligations - 1.07%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Interest Only):
5.0%, 2-15-20	725	65,413
5.0%, 7-15-21	369	47,293
5.0%, 6-15-22	858	60,664
5.0%, 7-15-22	3,044	234,354
5.0%, 1-15-23	599	48,339
5.0%, 4-15-23	231	28,217
5.5%, 11-15-23	1,100	153,464
5.0%, 9-15-24	793	91,445
5.5%, 9-15-24	463	49,424
5.5%, 4-15-25	99	15,197
5.0%, 9-15-25	1,010	125,935
5.0%, 8-15-30	547	77,233
Federal National Mortgage Association Agency REMIC/CMO (Interest Only),
5.5%, 11-25-25	1,112	113,953
Government National Mortgage Association Agency REMIC/CMO (Interest Only),
5.0%, 7-20-33	220	53,900
		1,164,831
Treasury Obligation - 3.23%
United States Treasury Note,
1.5%, 3-31-06	3,600	3,531,798

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 4.30%		$4,696,629

(Cost: $4,736,919)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - (0.20%)

Australian Dollar, 5-19-05 (D)	AUD2,300	34,695
Australian Dollar, 5-19-05 (D)	2,300	(256,317)
		$(221,622)

SHORT-TERM SECURITIES

Finance Companies - 4.99%
BP Capital Markets p.l.c.,
2.85%, 4-1-05	$2,446	$2,446,000
PACCAR Financial Corp.,
2.77%, 4-11-05	3,000	2,997,692
		5,443,692
Security and Commodity Brokers - 4.32%
Greenwich Capital Holdings Inc. (Royal Bank of Scotland PLC (The)),
2.86%, 4-1-05	4,712	4,712,000

TOTAL SHORT-TERM SECURITIES - 9.31%		$10,155,692

(Cost: $10,155,692)

TOTAL INVESTMENT SECURITIES - 98.58%		$107,535,502

(Cost: $93,164,918)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.42%		1,545,883

NET ASSETS - 100.00%		$109,081,385

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers At March 31, 2005, the total value of these securities amounted to $1,983,099 or 1.82% of net assets.
(C)The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
(D)Principal amounts are denominated in the indicated foreign currency, where applicable (AUD - Australian Dollar, JPY - Japanese Yen).
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY ASSET STRATEGY FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (Notes 1 and 3):
Bullion (cost - $5,287)	$5,808
Securities (cost - $87,878)	101,728

107,536
Receivables:
Fund shares sold	1,799
Dividends and interest	259
Prepaid and other assets	19

Total assets	109,613

LIABILITIES
Payable to Fund shareholders	428
Due to custodian	32
Accrued shareholder servicing (Note 2)	29
Accrued accounting services fee (Note 2)	5
Accrued management fee (Note 2)	2
Accrued distribution fee (Note 2)	1
Accrued service fee (Note 2)	1
Other	34

Total liabilities	532

Total net assets	$109,081

NET ASSETS
$0.01 par value capital stock:
Capital stock	$77
Additional paid-in capital	93,876
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(15)
Accumulated undistributed net realized gain on investment transactions	771
Net unrealized appreciation in value of investments	14,372

Net assets applicable to outstanding units of capital	$109,081

Net asset value per share (net assets divided by shares outstanding):
Class A	$14.21
Class B	$14.11
Class C	$14.12
Class Y	$14.22
Capital shares outstanding:
Class A	2,745
Class B	816
Class C	3,876
Class Y	269
Capital shares authorized	200,000

See Notes to Financial Statements.

Statement of Operations
      IVY ASSET STRATEGY FUND
      For the Fisecal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $66)	$1,096
Interest and amortization	534

Total income	1,630

Expenses (Note 2):
Investment management fee	570
Distribution fee:
Class A	12
Class B	65
Class C	358
Shareholder servicing:
Class A	57
Class B	31
Class C	131
Class Y	4
Service fee:
Class A	45
Class B	22
Class C	119
Class Y	6
Accounting services fee	47
Custodian fees	37
Legal fees	23
Audit fees	16
Other	74

Total expenses	1,617

Net investment income	13

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	1,147
Realized net gain on futures contracts	17
Realized net loss on written options	(191)
Realized net loss on purchased options	(31)
Realized net loss on foreign currency transactions	(36)

Realized net gain on investments	906

Unrealized appreciation in value of securities during the period	8,451
Unrealized depreciation in value of forward currency contracts during the period	(257)
Unrealized appreciation in value of foreign currency during the period	2

Unrealized appreciation in value of investments during the period	8,196

Net gain on investments	9,102

Net increase in net assets resulting from operations	$9,115

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY ASSET STRATEGY FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment income (loss)	$13	$(70)
Realized net gain on investments	906	3,660
Unrealized appreciation	8,196	6,241

Net increase in net assets resulting from operations	9,115	9,831

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(100)	(122)
Class B	(9)	(11)
Class C	(60)	(145)
Class Y	(11)	(13)
Realized gains on investment transactions:
Class A	(207)	-
Class B	(78)	-
Class C	(396)	-
Class Y	(24)	-

	(885)	(291)

Capital share transactions (Note 5)	25,513	1,359

Total increase	33,743	10,899
NET ASSETS
Beginning of period	75,338	64,439

End of period	$109,081	$75,338

Undistributed net investment income (loss)	$(15)	$173

(1)See "Financial Highlights" on pages 26 - 29.

See Notes to Financial Statements.

Financial Highlights
      IVY ASSET STRATEGY FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-10-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$12.86	$11.18	$11.33	$11.98	$15.22

Income (loss) from investment operations:
Net investment income	0.06	0.08	0.16	0.25	0.15
Net realized and unrealized gain (loss) on investments	1.47	1.71	(0.16)	(0.40)	(0.60)

Total from investment operations	1.53	1.79	(0.00)	(0.15)	(0.45)

Less distributions from:
Net investment income	(0.07)	(0.11)	(0.15)	(0.30)	(0.13)
Capital gains	(0.11)	(0.00)	(0.00)	(0.20)	(2.66)

Total distributions	(0.18)	(0.11)	(0.15)	(0.50)	(2.79)

Net asset value, end of period	$14.21	$12.86	$11.18	$11.33	$11.98

Total return(2)	12.02%	16.06%	0.00%	-1.25%	-3.77%
Net assets, end of period (in millions)	$39	$17	$9	$4	$2
Ratio of expenses to average net assets	1.44%	1.47%	1.40%	1.45%	1.26	%(3)
Ratio of net investment income to average net assets	0.56%	0.53%	1.23%	2.28%	2.26	%(3)
Portfolio turnover rate	98%	254%	109%	143%	215	%(4)
(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY ASSET STRATEGY FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-3-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$12.83	$11.17	$11.32	$11.97	$15.21

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.03)	0.05	0.17	0.07
Net realized and unrealized gain (loss) on investments	1.44	1.71	(0.15)	(0.41)	(0.60)

Total from investment operations	1.41	1.68	(0.10)	(0.24)	(0.53)

Less distributions from:
Net investment income	(0.02)	(0.02)	(0.05)	(0.21)	(0.05)
Capital gains	(0.11)	(0.00)	(0.00)	(0.20)	(2.66)

Total distributions	(0.13)	(0.02)	(0.05)	(0.41)	(2.71)

Net asset value, end of period	$14.11	$12.83	$11.17	$11.32	$11.97

Total return	11.02%	15.07%	-0.92%	-2.03%	-4.35%
Net assets, end of period (in millions)	$11	$7	$3	$3	$2
Ratio of expenses to average net assets	2.30%	2.38%	2.35%	2.25%	2.15	%(2)
Ratio of net investment income (loss) to average net assets	-0.30%	-0.40%	0.31%	1.50%	1.37	%(2)
Portfolio turnover rate	98%	254%	109%	143%	215	%(3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY ASSET STRATEGY FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$12.83	$11.17	$11.32	$11.97	$15.21

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.03)	0.05	0.19	0.11
Net realized and unrealized gain (loss) on investments	1.45	1.73	(0.14)	(0.43)	(0.62)

Total from investment operations	1.42	1.70	(0.09)	(0.24)	(0.51)

Less distributions from:
Net investment income	(0.02)	(0.04)	(0.06)	(0.21)	(0.07)
Capital gains	(0.11)	(0.00)	(0.00)	(0.20)	(2.66)

Total distributions	(0.13)	(0.04)	(0.06)	(0.41)	(2.73)

Net asset value, end of period	$14.12	$12.83	$11.17	$11.32	$11.97

Total return	11.11%	15.21%	-0.79%	-1.98%	-4.22%
Net assets, end of period (in millions)	$55	$49	$51	$47	$54
Ratio of expenses to average net assets	2.21%	2.27%	2.20%	2.20%	2.15%
Ratio of net investment income (loss) to average net assets	-0.22%	-0.26%	0.46%	1.59%	0.86%
Portfolio turnover rate	98%	254%	109%	143%	215%

See Notes to Financial Statements.

Financial Highlights
      IVY ASSET STRATEGY FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$12.87	$11.18	$11.33	$11.98	$15.26

Income (loss) from investment operations:
Net investment income	0.08	0.09	0.11	0.28	0.24
Net realized and unrealized gain (loss) on investments	1.45	1.71	(0.10)	(0.42)	(0.63)

Total from investment operations	1.53	1.80	0.01	(0.14)	(0.39)

Less distributions from:
Net investment income	(0.07)	(0.11)	(0.16)	(0.31)	(0.23)
Capital gains	(0.11)	(0.00)	(0.00)	(0.20)	(2.66)

Total distributions	(0.18)	(0.11)	(0.16)	(0.51)	(2.89)

Net asset value, end of period	$14.22	$12.87	$11.18	$11.33	$11.98

Total return	12.05%	16.19%	0.08%	-1.14%	-3.39%
Net assets, end of period (in millions)	$4	$2	$1	$1	$1
Ratio of expenses to average net assets	1.35%	1.39%	1.32%	1.33%	1.32%
Ratio of net investment income to average net assets	0.66%	0.67%	1.34%	2.44%	1.71%
Portfolio turnover rate	98%	254%	109%	143%	215%

See Notes to Financial Statements.

Manager's Discussion of
Ivy Capital Appreciation Fund
      March 31, 2005

An interview with Barry M. Ogden, CFA, CPA, portfolio manager of the Ivy Capital Appreciation Fund

Please note that the Ivy Tax-Managed Equity Fund was renamed the Ivy Capital Appreciation Fund effective March 31, 2005. Its objective and strategy will continue as long-term growth of capital, while minimizing taxable gains and income to shareholders.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Class A shares of the Fund increased 6.25 percent, before the impact of sales charges, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 6.69 percent during the same period, and the Lipper Large-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 1.20 percent during the period. Please note that the Fund's performance numbers do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors affected performance relative to the benchmark index during the fiscal year?

Our largest weighting continued to be within the health care sector, specifically managed care, hospitals, biotechnology, medical technology, orthopedics and generics, which we felt were very good investments for the Fund over the last 12 months. We were underweight large-capitalization pharmaceuticals for most of this period, which we believe also turned out to be the right investment decision. We feel that the health care industry has a very strong, secular investment story, and we continue to try to find new ways to fully exploit the opportunities. Our exposure in health care and our company specific investments helped our performance measurably over the last 12 months. Furthermore, our overweight position in energy, another sector where we believe that long-term supply issues should support higher energy prices, helped our overall performance. We are exposed to the energy sector through a variety of investments in the integrated oils, oil service, drilling equipment and exploration and production sectors. We were underweight in financials, driven in part by our belief that continued Federal Reserve interest rate tightening has the potential to provide challenges to that sector. Lastly, we held comparable benchmark weightings in several other key investment areas, such as technology, consumer staples, basic materials and industrials.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Two significant variables impacting the Fund and the overall economy over the past 12 months were higher energy prices and the Federal Reserve's consistent interest rate hikes. As it relates to higher energy prices, the price of oil increased almost 20 percent over the last 12 months and, as one would expect, it appears that this is beginning to have a slowing impact on the economy and consumer spending. In fact, it seems as if the impact to the economy and the consumer may have accelerated late in March, as several larger retailers noted a slowing in sales trends. In addition, the Federal Reserve has been steadfast in its interest rate hikes since June 2004. Having already raised rates seven times during the fiscal year, the Fed has made it very clear that it intends to raise interest rates further. We believe that the rate hikes, though at a low level, are beginning to take effect and are in fact slowing the economy down. Going forward, we believe the price of oil - and its real and psychological effects on the consumer and the economy - remains the most important variable to watch in the near-term.

What strategies and techniques did you employ that specifically affected the Fund's performance?

We continue to believe that our investment process of focusing on what we feel are high-quality, growth-oriented companies is a key component that differentiates us from our peers, and that this may continue to benefit the Fund across all economic environments. Most of our investments are centered on companies that we feel are rapidly growing their businesses, are very profitable and are able to differentiate themselves from their competitors. Valuation, relative to a company's future growth opportunities and operating free cash flow, continues to play a role in all investment decisions.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive going forward?

The two sectors that we weighted quite heavily during the last 12 months were health care and energy. We continue to be bullish regarding the prospects for both sectors and anticipate them both being an integral part of the Fund's weightings over the foreseeable future.

Overall, we believe that we could potentially be in a sideways market that ends the year roughly flat. Having said that, we feel that there likely will be pockets of opportunity and sectors that dramatically outperform the broader markets over the next 12 months. We ended the fiscal year with a relatively high cash position and intend to look to put some of this back to work over the next few months and on pullbacks. We believe that we could rapidly put much of this cash back to work as the market conditions change (such as a sustained pullback in energy) or if company-specific investment opportunities arise. At this point, we are in no immediate rush to get back to being fully invested, and likely will instead focus on the preservation of capital and investing in what we feel are the right companies in the right sectors. We anticipate no major sector weighting changes at this point, but we might reduce slightly our retail exposure on any strength, as we are fearful of any negative impact on the consumer from higher energy prices.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Capital Appreciation Fund, Class A Shares(1)	$7,531
S&P 500 Index	$8,743
Lipper Large-Cap Growth Funds Universe Average	$6,180

IVY CAPITAL APPRECIATION FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY CAPITAL APPRECIATION FUND CLASS A SHARES	S&P 500 INDEX	LIPPER LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE

JUNE	6/30/00	9,425	10,000	10,000
MARCH	2001	6,777	8,043	6,742
MARCH	2002	6,060	8,060	6,390
MARCH	2003	5,401	6,064	4,707
MARCH	2004	7,088	8,195	6,107
MARCH	2005	7,531	8,743	6,180

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-05	0.14%	0.96%	4.97%	--
5-year period ended 3-31-05	--	--	--	--
10-year period ended 3-31-05	--	--	--	--
Cumulative return since inception of Class through 3-31-05(3)	--	--	--	9.00%
Since inception of Class through 3-31-05(3)	-5.79%	-6.12%	-5.65%	--

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)6-30-00 for Class A shares, 7-13-00 for Class B share, 7-6-00 for Class C shares and 9-15-04 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY Capital Appreciation FUND
Portfolio Highlights

On March 31, 2005, Ivy Capital Appreciation Fund had net assets totaling $14,400,551 invested in a diversified portfolio of:

82.52%	Common Stocks
17.48%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Health Care Stocks	$21.49
Technology Stocks	$18.46
Cash and Cash Equivalents	$17.48
Energy Stocks	$9.03
Multi-Industry Stocks	$8.88
Retail Stocks	$8.33
Financial Services Stocks	$4.80
Consumer Nondurables Stocks	$3.20
Miscellaneous Stocks	$2.93
Consumer Services Stocks	$2.81
Business Equipment and Services Stocks	$2.59

The Investments of Ivy Capital Appreciation Fund
March 31, 2005
COMMON STOCKS	Shares	Value

Air Transportation - 0.63%
Southwest Airlines Co.	6,400	$91,136

Aircraft - 2.94%
Boeing Company (The)	2,900	169,534
United Technologies Corporation	2,500	254,150
		423,684
Aluminum - 0.63%
Alcoa Incorporated	3,000	91,170

Apparel - 1.61%
Coach, Inc.*	4,100	232,183

Banks - 0.62%
Citigroup Inc.	2,000	89,880

Broadcasting - 0.95%
Viacom Inc., Class B	2,300	80,109
XM Satellite Radio Holdings Inc., Class A*	1,800	56,844
		136,953
Capital Equipment - 0.70%
Deere & Company	1,500	100,695

Communications Equipment - 1.62%
Cisco Systems, Inc.*	13,000	232,895

Computers - Micro - 3.87%
Apple Computer, Inc.*	6,000	250,500
Dell Inc.*	8,000	307,400
		557,900
Computers - Peripherals - 5.08%
Lexmark International, Inc.*	1,600	127,952
Microsoft Corporation	15,200	367,308
Oracle Corporation*	8,000	99,800
SAP Aktiengesellschaft, ADR	3,400	136,272
		731,332
Defense - 1.49%
General Dynamics Corporation	2,000	214,100

Electronic Components - 2.34%
Analog Devices, Inc.	1,500	54,210
Intel Corporation	7,000	162,610
Texas Instruments Incorporated	4,700	119,803
		336,623
Electronic Instruments - 1.12%
Applied Materials, Inc.*	4,000	65,020
KLA-Tencor Corporation*	2,100	96,610
		161,630
Finance Companies - 0.57%
Fannie Mae	1,500	81,675

Health Care - Drugs - 7.34%
Allergan, Inc.	2,000	138,940
Amgen Inc.*	3,200	186,144
Andrx Corporation*	6,000	136,080
Genentech, Inc.*	1,200	67,932
Gilead Sciences, Inc.*	5,800	207,611
MedImmune, Inc.*	3,500	83,283
Schering-Plough Corporation	4,500	81,675
Teva Pharmaceutical Industries Limited, ADR	5,000	154,925
		1,056,590
Health Care - General - 4.94%
Boston Scientific Corporation*	2,700	79,083
Johnson & Johnson	3,000	201,480
St. Jude Medical, Inc.*	4,000	144,000
Schein (Henry), Inc.*	3,000	107,340
Zimmer Holdings, Inc.*	2,300	178,963
		710,866
Hospital Supply and Management - 9.21%
Aetna Inc.	5,000	374,750
Caremark Rx, Inc.*	4,000	159,120
HCA Inc.	3,100	166,067
PacifiCare Health Systems, Inc.*	2,500	142,300
Triad Hospitals, Inc.*	3,400	170,340
WellPoint, Inc.*	2,500	313,375
		1,325,952
Hotels and Gaming - 0.93%
Hilton Hotels Corporation	6,000	134,100

Insurance - Property and Casualty - 0.63%
Berkshire Hathaway Inc., Class B*	32	91,392

Leisure Time Industry - 0.93%
Royal Caribbean Cruises Ltd.	3,000	134,070

Multiple Industry - 8.88%
China Netcom Group Corporation (Hong Kong) Limited, ADR*	3,000	83,970
DreamWorks Animation SKG, Inc., Class A*	3,600	146,556
General Electric Company	10,500	378,630
Google Inc., Class A*	800	144,388
Huntsman Corporation*	7,000	163,240
Las Vegas Sands, Inc.*	5,000	225,000
Research In Motion Limited*	1,800	137,385
		1,279,169
Petroleum - International - 4.84%
Anadarko Petroleum Corporation	1,900	144,590
Apache Corporation	3,200	195,936
Burlington Resources Inc.	3,200	160,224
Exxon Mobil Corporation	3,300	196,680
		697,430
Petroleum - Services - 4.19%
Nabors Industries Ltd.*	2,000	118,280
Patterson-UTI Energy, Inc.	8,400	210,126
Schlumberger Limited	2,300	162,104
Transocean Inc.*	2,200	113,212
		603,722
Railroad - 0.97%
Union Pacific Corporation	2,000	139,400

Restaurants - 2.06%
Applebee's International, Inc.	6,000	165,210
P.F. Chang's China Bistro, Inc.*	2,200	131,373
		296,583
Retail - Food Stores - 2.73%
CVS Corporation	4,000	210,480
Walgreen Co.	4,100	182,122
		392,602
Retail - General Merchandise - 3.54%
Costco Wholesale Corporation	3,800	168,169
Family Dollar Stores, Inc.	3,000	91,080
Wal-Mart Stores, Inc.	5,000	250,550
		509,799
Security and Commodity Brokers - 2.98%
Goldman Sachs Group, Inc. (The)	2,500	274,975
Merrill Lynch & Co., Inc.	700	39,620
Morgan Stanley	2,000	114,500
		429,095
Timesharing and Software - 2.59%
eBay Inc.*	10,000	372,550

Tobacco - 1.59%
Altria Group, Inc.	3,500	228,865

TOTAL COMMON STOCKS - 82.52%		$11,884,041

(Cost: $10,051,661)

SHORT-TERM SECURITY - 16.68%	Principal Amount in Thousands

Repurchase Agreement
J.P. Morgan Securities Inc., 2.25% Repurchase Agreement dated 3-31-05 to be repurchased at $2,402,150 on 4-1-05 (A)	$2,402	$2,402,000
(Cost: $2,402,000)

TOTAL INVESTMENT SECURITIES - 99.20%		$14,286,041

(Cost: $12,453,661)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.80%		114,510

NET ASSETS - 100.00%		$14,400,551

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Collateralized by $2,409,170 United States Treasury Note, 4.375% due 5-15-07; market value and accrued interest aggregate $2,448,828.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY CAPITAL APPRECIATION FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (Notes 1 and 3):
Securities (cost - $10,052)	$11,884
Repurchase agreement (cost - $2,402)	2,402
14,286
Cash	- *
Receivables:
Fund shares sold	229
Dividends and interest	8
Prepaid and other assets	11

Total assets	14,534

LIABILITIES
Payable for investment securities purchased	119
Payable to Fund shareholders	4
Accrued shareholder servicing (Note 2)	3
Accrued accounting services fee (Note 2)	1
Other	6

Total liabilities	133

Total net assets	$14,401

NET ASSETS
$0.01 par value capital stock:
Capital stock	$18
Additional paid-in capital	15,257
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(1)
Accumulated undistributed net realized loss on investment transactions	(2,705)
Net unrealized appreciation in value of securities	1,832

Net assets applicable to outstanding units of capital	$14,401

Net asset value per share (net assets divided by shares outstanding):
Class A	$7.99
Class B	$7.62
Class C	$7.60
Class Y	$7.99
Capital shares outstanding:
Class A	1,359
Class B	140
Class C	312
Class Y	13
Capital shares authorized	350,000
*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      IVY CAPITAL APPRECIATION FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends	$110
Interest and amortization	18

Total income	128

Expenses (Note 2):
Investment management fee	68
Registration fees	38
Distribution fee:
Class A	7
Class B	6
Class C	13
Shareholder servicing:
Class A	13
Class B	2
Class C	6
Class Y	- *
Audit fees	19
Service fee:
Class A	13
Class B	2
Class C	4
Class Y	- *
Accounting services fee	8
Custodian fees	6
Legal fees	3
Other	8

Total	216

Less voluntary waiver of investment management fee (Note 2)	(68)

Total expenses	148

Net investment loss	(20)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	168
Realized net loss on written options	(1)

Realized net gain on investments	167
Unrealized appreciation in value of investments during the period	535

Net gain on investments	702

Net increase in net assets resulting from operations	$682

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY CAPITAL APPRECIATION FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(20)	$(76)
Realized net gain on investments	167	313
Unrealized appreciation	535	1,288

Net increase in net assets resulting from operations	682	1,525

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-
Realized gains on investment transactions:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	-	-

Capital share transactions (Note 5)	5,857	1,872

Total increase	6,539	3,397
NET ASSETS
Beginning of period	7,862	4,465
End of period	$14,401	$7,862

Undistributed net investment loss	$(1)	$ (-	)*

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 41 - 44.

See Notes to Financial Statements.

Financial Highlights
      IVY CAPITAL APPRECIATION FUND(1)
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 6-30-00(2) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$7.52	$5.73	$6.43	$7.19	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.06)	(0.03)	(0.08)	0.00
Net realized and unrealized gain (loss) on investments	0.49	1.85	(0.67)	(0.68)	(2.81)

Total from investment operations	0.47	1.79	(0.70)	(0.76)	(2.81)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$7.99	$7.52	$5.73	$6.43	$7.19

Total return(3)	6.25%	31.24%	-10.89%	-10.57%	-28.10%
Net assets, end of period (in millions)	$11	$6	$4	$4	$4
Ratio of expenses to average net assets including voluntary expense waiver	1.19%	1.47%	1.50%	1.62%	1.27	%(4)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	0.03%	-1.05%	-0.67%	-0.92%	-0.09	%(4)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.84%	2.12%	2.15%	2.17%	1.80	%(4)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-0.62%	-1.70%	-1.32%	-1.46%	-0.62	%(4)
Portfolio turnover rate	62%	115%	145%	96%	73%
(1)Capital Appreciation Fund (formerly Tax-Managed Equity Fund) changed its name effective March 31, 2005.
(2)Commencement of operations of the class.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY CAPITAL APPRECIATION FUND(1)
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-13-00(2) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$7.26	$5.58	$6.31	$7.12	$10.06

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.09)	(0.11)	(0.13)	(0.05)
Net realized and unrealized gain (loss) on investments	0.37	1.77	(0.62)	(0.68)	(2.89)

Total from investment operations	0.36	1.68	(0.73)	(0.81)	(2.94)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$7.62	$7.26	$5.58	$6.31	$7.12

Total return	4.96%	30.11%	-11.57%	-11.38%	-29.22%
Net assets, end of period (in thousands)	$1,068	$538	$247	$358	$296
Ratio of expenses to average net assets including voluntary expense waiver	2.03%	2.28%	2.47%	2.56%	2.45	%(3)
Ratio of net investment loss to average net assets including voluntary expense waiver	-0.81%	-1.87%	-1.63%	-1.86%	-1.74	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	2.68%	2.93%	3.12%	3.42%	3.48	%(3)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-1.46%	-2.52%	-2.28%	-2.71%	-2.77	%(3)
Portfolio turnover rate	62%	115%	145%	96%	73%
(1)Capital Appreciation Fund (formerly Tax-Managed Equity Fund) changed its name effective March 31, 2005.
(2)Commencement of operations of the class.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY CAPITAL APPRECIATION FUND(1)
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-6-00(2) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$7.24	$5.57	$6.32	$7.13	$10.01

Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.11)	(0.12)	(0.19)	(0.06)
Net realized and unrealized gain (loss) on investments	0.33	1.78	(0.63)	(0.62)	(2.82)

Total from investment operations	0.36	1.67	(0.75)	(0.81)	(2.88)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$7.60	$7.24	$5.57	$6.32	$7.13

Total return	4.97%	29.98%	-11.87%	-11.36%	-28.77%
Net assets, end of period (in thousands)	$2,373	$1,374	$685	$865	$2
Ratio of expenses to average net assets including voluntary expense waiver	2.15%	2.46%	2.64%	2.76%	2.35	%(3)
Ratio of net investment loss to average net assets including voluntary expense waiver	-0.96%	-2.05%	-1.81%	-2.07%	-1.52	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	2.80%	3.11%	3.29%	3.69%	3.34	%(3)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-1.61%	-2.70%	-2.46%	-2.99%	-2.50	%(3)
Portfolio turnover rate	62%	115%	145%	96%	73%
(1)Capital Appreciation Fund (formerly Tax-Managed Equity Fund) changed its name effective March 31, 2005.
(2)Commencement of operations of the class.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY CAPITAL APPRECIATION FUND(1)
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 9-15-04(2) to
	3-31-05

Net asset value, beginning of period	$7.33

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain on investments	0.63

Total from investment operations	0.66

Less distributions from:
Net investment income	(0.00)
Capital gains	(0.00)

Total distributions	(0.00)

Net asset value, end of period	$7.99

Total return	9.00%
Net assets, end of period (in thousands)	$108
Ratio of expenses to average net assets including voluntary expense waiver	1.11	%(3)
Ratio of net investment income to average net assets including voluntary expense waiver	0.47	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.76	%(3)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-0.18	%(3)
Portfolio turnover rate	62	%(4)
(1)Capital Appreciation Fund (formerly Tax-Managed Equity Fund) changed its name effective March 31, 2005.
(2)Commencement of operations of the class.
(3)Annualized.
(4)For the fiscal year ended March 31, 2005.

See Notes to Financial Statements.

Manager's Discussion of Ivy Core Equity Fund
      March 31, 2005

An interview with James D. Wineland, CFA, portfolio manager of the Ivy Core Equity Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund did well, outperforming its benchmark index and Lipper peer group over the fiscal year. Class C shares of the Fund increased 11.00 percent during the period, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 6.69 percent for the period, and the Lipper Large-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 4.06 percent for the year. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What helped the Fund outperform its benchmark index during the fiscal year?

We believe that the Fund benefited primarily from our decision to maintain a heavy emphasis on energy-related and basic industry stocks, which contributed meaningfully to overall return.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The rise in energy prices over the latter part of the fiscal year is a condition that we think is likely to persist. We anticipate that the market will be volatile and that geopolitical events likely will continue to cause commodity prices to both rise and fall. However, for the next several years, we believe energy is likely to be an excellent place for us to invest.

What strategies and techniques did you employ that specifically affected the Fund's performance?

As always, the Fund focused on what we feel are high quality industry leaders with strong financial characteristics, solid management and dominant competitive positions. The portfolio is diversified, but it also provides concentration in the broad investment themes that we believe will continue to offer compelling performance.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

We emphasized energy, aerospace/defense, machinery, chemicals, leisure, and specialty and discount retailers. We generally maintained below benchmark level weightings in the telecommunications, financial services and utility sectors for most of the fiscal year.

As noted above, we feel the energy sector represents a very important long-term investment opportunity. Supply of conventional oil and natural gas appears to be meeting increasingly difficult barriers to growth. Many believe that one possible answer to this big supply/demand problem is to utilize alternative energy sources, such as solar, wind, liquid natural gas or fuel cells. We believe that each of these (and more) may be good alternatives and possibly have investment potential. However, we feel that the mere size of the oil and natural gas markets and the huge reliance of the world's economy on the petroleum infrastructure simply cannot be changed quickly.

We see enormous potential in the health care and travel/vacation/leisure sectors. The demographic forces behind these two large investment themes appear to us to be very powerful. As a result, managed care, drug distribution, medical technology, biotechnology and conventional large-capitalization pharmaceuticals are likely to be well represented in the portfolio. Hotels, gaming, cruise lines and other vacation/recreation stocks are also areas we find very compelling. Our technology investments likely will continue to be centered on what we believe are leading companies involved with the "digital home" and the products, services and components that facilitate the wireless world.

Finally, we intend to continue to invest in basic industry stocks (machinery, chemicals, metals, capital goods) that we think may benefit from expanding global demand for basic infrastructure requirements, such as water systems, electric grid expansion, highways, airports, harbor facilities and refineries.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Core Equity Fund, Class C Shares (1)	$21,326
S&P 500 Index	$27,865
Lipper Large-Cap Core Funds Universe Average	$23,297

IVY CORE EQUITY FUND CLASS C SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY CORE EQUITY FUND CLASS C SHARES	S&P 500 INDEX	LIPPER LARGE-CAP CORE FUNDS UNIVERSE AVERAGE

MARCH	1995	10,000	10,000	10,000
MARCH	1996	12,875	13,210	12,936
MARCH	1997	14,411	15,818	14,966
MARCH	1998	20,113	23,417	21,441
MARCH	1999	21,616	27,757	24,435
MARCH	2000	26,800	32,800	29,340
MARCH	2001	22,406	25,632	23,213
MARCH	2002	21,522	25,686	22,853
MARCH	2003	15,921	19,327	17,029
MARCH	2004	19,213	26,117	22,387
MARCH	2005	21,326	27,865	23,297

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C(3)	Class Y

1-year period ended 3-31-05	5.33%	6.93%	11.00%	12.07%
5-year period ended 3-31-05	--	--	- 4.47%	-3.57%
10-year period ended 3-31-05	--	--	7.87%	--
Since inception of Class through 3-31-05(4)	-5.31%	-5.65%	--	7.26%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares, 7-11-00 for Class B shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY CORE EQUITY FUND
Portfolio Highlights

On March 31, 2005, Ivy Core Equity Fund had net assets totaling $261,992,387 invested in a diversified portfolio of:

99.14%	Common Stocks
0.86%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Energy Stocks	$18.61
Technology Stocks	$17.00
Health Care Stocks	$14.51
Financial Services Stocks	$9.17
Retail Stocks	$6.48
Raw Materials Stocks	$5.80
Capital Goods Stocks	$5.37
Consumer Services Stocks	$4.81
Multi Industry Stocks	$4.77
Utilities Stocks	$4.29
Consumer Nondurables Stocks	$3.89
Cash and Cash Equivalents and Miscellaneous Stocks	$2.92
Transportation Stocks	$2.38

The Investments of Ivy Core Equity Fund
March 31, 2005
COMMON STOCKS	Shares	Value

Aircraft - 4.26%
Boeing Company (The)	50,700	$2,963,922
Lockheed Martin Corporation	67,604	4,127,900
United Technologies Corporation	40,100	4,076,566
		11,168,388
Aluminum - 1.04%
Alcoa Incorporated	89,400	2,716,866

Banks - 2.01%
Bank of America Corporation	2	88
Citigroup Inc.	59,101	2,655,999
U.S. Bancorp	90,155	2,598,267
		5,254,354
Beverages - 1.53%
PepsiCo, Inc.	75,366	3,996,659

Broadcasting - 1.47%
Liberty Media Corporation, Class A*	372,208	3,859,797

Business Equipment and Services - 0.48%
First Data Corporation	31,800	1,250,058

Capital Equipment - 4.78%
Caterpillar Inc.	39,923	3,650,559
Deere & Company	92,911	6,237,115
Illinois Tool Works Inc.	29,466	2,638,091
		12,525,765
Chemicals - Petroleum and Inorganic - 4.13%
Air Products and Chemicals, Inc.	121,559	7,693,469
du Pont (E.I.) de Nemours and Company	61,168	3,134,248
		10,827,717
Communications Equipment - 1.58%
Avaya Inc.*	1	12
Cisco Systems, Inc.*	230,900	4,136,574
		4,136,586
Computers - Micro - 2.39%
Apple Computer, Inc.*	32,000	1,336,000
Dell Inc.*	128,388	4,933,309
		6,269,309
Computers - Peripherals - 3.89%
Lexmark International, Inc.*	19,700	1,575,409
Microsoft Corporation	107,060	2,587,105
SAP Aktiengesellschaft, ADR	150,347	6,025,908
		10,188,422
Defense - 1.56%
General Dynamics Corporation	38,200	4,089,310

Electronic Components - 3.32%
Analog Devices, Inc.	42,732	1,544,334
Intel Corporation	150,416	3,494,164
Texas Instruments Incorporated	143,600	3,660,364
		8,698,862
Finance Companies - 1.81%
Rio Tinto plc (A)	19,500	630,122
SLM Corporation	82,700	4,121,768
		4,751,890
Food and Related - 1.53%
Kellogg Company	92,553	4,004,768

Health Care - Drugs - 6.55%
Amgen Inc.*	47,588	2,768,194
Gilead Sciences, Inc.*	80,300	2,874,339
Novartis AG, Registered Shares (A)	82,400	3,846,023
Pfizer Inc.	292,023	7,671,444
		17,160,000
Health Care - General - 2.93%
Boston Scientific Corporation*	43,900	1,285,831
Wyeth	151,597	6,394,361
		7,680,192
Hospital Supply and Management - 5.03%
Aetna Inc.	29,800	2,233,510
Caremark Rx, Inc.*	22,700	903,006
Guidant Corporation	31,900	2,357,410
Medtronic, Inc.	82,701	4,213,616
UnitedHealth Group Incorporated	17,600	1,678,688
WellPoint, Inc.*	14,400	1,805,040
		13,191,270
Hotels and Gaming - 2.51%
Marriott International, Inc., Class A	70,378	4,705,473
Starwood Hotels & Resorts Worldwide, Inc.	22,600	1,356,678
Wynn Resorts, Limited*	7,700	521,406
		6,583,557
Household - General Products - 0.83%
Colgate-Palmolive Company	41,668	2,173,820

Insurance - Property and Casualty - 2.45%
Berkshire Hathaway Inc., Class B*	2,250	6,426,000

Leisure Time Industry - 0.83%
Carnival Corporation	41,900	2,170,839

Mining - 0.63%
Phelps Dodge Corporation	16,200	1,648,026

Multiple Industry - 4.77%
General Electric Company	278,857	10,055,583
Google Inc., Class A*	6,000	1,082,910
Las Vegas Sands, Inc.*	30,000	1,350,000
		12,488,493
Non-Residential Construction - 0.59%
Fluor Corporation	27,700	1,535,411

Petroleum - Canada - 0.33%
Canadian Natural Resources Limited	5,300	301,146
Suncor Energy Inc.	14,000	562,940
		864,086
Petroleum - International - 8.13%
Anadarko Petroleum Corporation	30,561	2,325,692
Burlington Resources Inc.	179,336	8,979,354
Exxon Mobil Corporation	167,479	9,981,748
		21,286,794
Petroleum - Services - 10.15%
Baker Hughes Incorporated	199,631	8,881,583
Nabors Industries Ltd.*	61,331	3,627,115
Schlumberger Limited	86,588	6,102,722
Smith International, Inc.	21,000	1,317,330
Transocean Inc.*	39,300	2,022,378
Weatherford International Ltd.*	80,000	4,635,200
		26,586,328
Retail - Food Stores - 0.85%
Walgreen Co.	50,400	2,238,768

Retail - General Merchandise - 4.52%
Family Dollar Stores, Inc.	61,900	1,879,284
Kohl's Corporation*	57,800	2,984,214
Target Corporation	26,400	1,320,528
Wal-Mart Stores, Inc.	113,000	5,662,430
		11,846,456
Retail - Specialty Stores - 1.11%
Best Buy Co., Inc.	53,816	2,906,602

Security and Commodity Brokers - 2.90%
Goldman Sachs Group, Inc. (The)	52,200	5,741,478
Morgan (J.P.) Chase & Co.	53,800	1,861,480
		7,602,958
Timesharing and Software - 1.58%
eBay Inc.*	92,600	3,449,813
Yahoo! Inc.*	20,700	702,869
		4,152,682
Trucking and Shipping - 2.38%
United Parcel Service, Inc., Class B	85,566	6,224,071

Utilities - Electric - 1.01%
Dominion Resources, Inc.	35,672	2,655,067

Utilities - Telephone - 3.28%
Sprint Corporation	63,200	1,437,800
Vodafone Group Plc, ADR	269,177	7,149,341
		8,587,141

TOTAL COMMON STOCKS - 99.14%		$259,747,312

(Cost: $196,298,839)

SHORT-TERM SECURITY - 1.11%	Principal Amount in Thousands

Forest and Paper Products
Sonoco Products Co.,
2.88%, 4-1-05	$2,900	$2,900,000
(Cost: $2,900,000)

TOTAL INVESTMENT SECURITIES - 100.25%		$262,647,312

(Cost: $199,198,839)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.25%)		(654,925)

NET ASSETS - 100.00%		$261,992,387

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY CORE EQUITY FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $199,199) (Notes 1 and 3)	$262,647
Receivables:
Dividends and interest	266
Fund shares sold	223
Prepaid and other assets	22

Total assets	263,158

LIABILITIES
Payable to Fund shareholders	657
Payable for investment securities purchased	265
Accrued shareholder servicing (Note 2)	130
Due to custodian	24
Accrued accounting services fee (Note 2)	8
Accrued management fee (Note 2)	5
Accrued distribution fee (Note 2)	4
Accrued service fee (Note 2)	2
Other	71

Total liabilities	1,166

Total net assets	$261,992

NET ASSETS
$0.01 par value capital stock:
Capital stock	$299
Additional paid-in capital	239,166
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(49)
Accumulated undistributed net realized loss on investment transactions	(40,873)
Net unrealized appreciation in value of investments	63,449

Net assets applicable to outstanding units of capital	$261,992

Net asset value per share (net assets divided by shares outstanding):
Class A	$9.03
Class B	$8.63
Class C	$8.68
Class Y	$9.38
Capital shares outstanding:
Class A	7,219
Class B	1,374
Class C	21,122
Class Y	168
Capital shares authorized	400,000

See Notes to Financial Statements.

Statement of Operations
      IVY CORE EQUITY FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $17)	$4,169
Interest and amortization	80

Total income	4,249

Expenses (Note 2):
Investment management fee	1,882
Distribution fee:
Class A	16
Class B	91
Class C	1,422
Shareholder servicing:
Class A	267
Class B	62
Class C	716
Class Y	3
Service fee:
Class A	148
Class B	30
Class C	474
Class Y	4
Accounting services fee	95
Legal fees	58
Audit fees	29
Custodian fees	18
Other	175

Total expenses	5,490

Net investment loss	(1,241)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	27,966
Realized net loss on written options	(106)
Realized net gain on foreign currency transactions	7
Realized net gain on investments	27,867
Unrealized appreciation in value of investments during the period	1,599

Net gain on investments	29,466

Net increase in net assets resulting from operations	$28,225

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY CORE EQUITY FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2005	2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(1,241)	$(887)
Realized net gain on investments	27,867	15,261
Unrealized appreciation	1,599	33,183

Net increase in net assets resulting from operations	28,225	47,557

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-
Realized gains on investment transactions:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	-	-

Capital share transactions (Note 5)	(55,488)	21,718

Total increase (decrease)	(27,263)	69,275
NET ASSETS
Beginning of period	289,255	219,980

End of period	$261,992	$289,255

Undistributed net investment loss	$(49)	$(32)

(1)See "Financial Highlights" on pages 56 - 59.

See Notes to Financial Statements.

Financial Highlights
      IVY CORE EQUITY FUND(1)
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-3-00(2) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$8.08	$6.63	$8.89	$9.51	$13.89

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.01	(0.08)	(0.20)	0.00
Net realized and unrealized gain (loss) on investments	0.93	1.44	(2.18)	(0.11)	(2.00)

Total from investment operations	0.95	1.45	(2.26)	(0.31)	(2.00)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.31)	(2.38)

Total distributions	(0.00)	(0.00)	(0.00)	(0.31)	(2.38)

Net asset value, end of period	$9.03	$8.08	$6.63	$8.89	$9.51

Total return(3)	11.76%	21.87%	-25.42%	-3.18%	-16.72%
Net assets, end of period (in millions)	$65	$75	$13	$9	$4
Ratio of expenses to average net assets	1.50%	1.46%	1.31%	1.26%	1.18	%(4)
Ratio of net investment income (loss) to average net assets	0.07%	0.24%	0.28%	-0.11%	-0.11	%(4)
Portfolio turnover rate	42%	59%	39%	22%	39	%(5)
(1)Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.
(2)Commencement of operations of the class.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.
(5)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY CORE EQUITY FUND(1)
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-11-00(2) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$7.78	$6.45	$8.74	$9.44	$14.10

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.05)	(0.06)	(0.14)	(0.05)
Net realized and unrealized gain (loss) on investments	0.92	1.38	(2.23)	(0.25)	(2.23)

Total from investment operations	0.85	1.33	(2.29)	(0.39)	(2.28)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.31)	(2.38)

Total distributions	(0.00)	(0.00)	(0.00)	(0.31)	(2.38)

Net asset value, end of period	$8.63	$7.78	$6.45	$8.74	$9.44

Total return	10.93%	20.62%	-26.20%	-4.06%	-18.50%
Net assets, end of period (in millions)	$12	$12	$5	$6	$5
Ratio of expenses to average net assets	2.36%	2.42%	2.36%	2.18%	2.11	%(3)
Ratio of net investment loss to average net assets	-0.77%	-0.66%	-0.76%	-1.04%	-1.02	%(3)
Portfolio turnover rate	42%	59%	39%	22%	39	%(4)
(1)Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.
(2)Commencement of operations of the class.
(3)Annualized.
(4)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY CORE EQUITY FUND(1)
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$7.82	$6.48	$8.76	$9.45	$13.76

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.04)	(0.04)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	0.92	1.38	(2.24)	(0.30)	(1.82)

Total from investment operations	0.86	1.34	(2.28)	(0.38)	(1.93)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.31)	(2.38)

Total distributions	(0.00)	(0.00)	(0.00)	(0.31)	(2.38)

Net asset value, end of period	$8.68	$7.82	$6.48	$8.76	$9.45

Total return	11.00%	20.68%	-26.03%	-3.94%	-16.40%
Net assets, end of period (in millions)	$183	$200	$200	$356	$440
Ratio of expenses to average net assets	2.22%	2.27%	2.18%	2.05%	1.97%
Ratio of net investment loss to average net assets	-0.63%	-0.45%	-0.58%	-0.91%	-0.93%
Portfolio turnover rate	42%	59%	39%	22%	39%
(1)Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.

See Notes to Financial Statements.

Financial Highlights
      IVY CORE EQUITY FUND(1)
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$8.37	$6.86	$9.19	$9.82	$14.08
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.05	0.04	(0.11)	(0.04)
Net realized and unrealized gain (loss) on investments	0.76	1.46	(2.37)	(0.21)	(1.84)

Total from investment operations	1.01	1.51	(2.33)	(0.32)	(1.88)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.31)	(2.38)

Total distributions	(0.00)	(0.00)	(0.00)	(0.31)	(2.38)

Net asset value, end of period	$9.38	$8.37	$6.86	$9.19	$9.82

Total return	12.07%	22.01%	-25.35%	-3.18%	-15.62%
Net assets, end of period (in millions)	$2	$2	$2	$4	$2
Ratio of expenses to average net assets	1.24%	1.26%	1.20%	1.17%	1.15%
Ratio of net investment income (loss) to average net assets	0.34%	0.61%	0.40%	-0.03%	-0.11%
Portfolio turnover rate	42%	59%	39%	22%	39%
(1)Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.

See Notes to Financial Statements.

Manager's Discussion of Ivy High Income Fund
      March 31, 2005

An interview with Louise D. Rieke, CFA, CPA, portfolio manager of the Ivy High Income Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund showed a positive return during the fiscal year, but underperformed its benchmark index. Class C shares increased 3.90 percent for the fiscal year, compared with the Citigroup High Yield Market Index (generally reflecting the performance of securities that represent the high yield bond market), which increased 7.21 percent during the period, and the Lipper High Current Yield Funds Universe Average (reflecting the performance of the universe of funds with similar objectives), which increased 6.25 percent during the period. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

Why did the Fund lag its benchmark index during the fiscal year?

We believe that underperformance was due primarily to the Fund's underweight versus the benchmark in the diversified telecommunications, utilities and gas pipeline sectors. However, we also feel that overweight positions in the chemical, gaming and leisure sectors, along with an underweight in the auto and auto supplier sectors, contributed positively to performance. Sector selection and holdings were the primary contributors to performance over the fiscal year.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The high yield market had a solid, positive total return year, even in the face of the Federal Reserve raising rates from 1 percent on June 30, 2004, to 2.75 percent by March 31, 2005. The benchmark index outperformed the U.S. Treasury market, and the spreads between the high yield and Treasuries narrowed by 100 basis points. In addition, the spreads among the various rating categories had much different changes. The better quality sectors, such as BB and B1-rated securities, underperformed the lower-quality B2, B3 and CCC sectors. We believe that this can be attributed to a perceived lack of credit risk, or lack of defaults, and low inflation. The last three months of the fiscal year, January through March of 2005, were much different than the first nine months. We've recently seen more volatility due to greater concern over the direction of interest rates and inflation.

What strategies and techniques did you employ that specifically affected the Fund's performance?

The quality diversification of the Fund was shifted from the BB and B sectors to more B3 and CCC sectors. A good portion of the shift had taken place at the beginning of the fiscal year, in time to catch this move in spreads. The spreads for the B and CCC sectors then narrowed during the period.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

The Fund is now structured more defensively than it has been in past periods. We have used more short-maturity callable paper, as well as higher-coupon issues. Both of these types of securities are defensive in nature and are less sensitive to U.S. Treasury moves, in our opinion. Going forward, we intend to continue emphasis on these defensive securities, as well as to increase the non-cyclical sectors.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy High Income Fund, Class C Shares(1)	$14,638
Citigroup High Yield Market Index	$15,369
Lipper High Current Yield Funds Universe Average	$13,851

IVY HIGH INCOME FUND CLASS C SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY HIGH INCOME FUND CLASS C SHARES	CITIGROUP HIGH YIELD MARKET INDEX	LIPPER HIGH CURRENT YIELD FUNDS UNIVERSE AVERAGE

Inception 7/31/97		10,000	10,000	10,000
MARCH	1998	11,177	10,868	10,837
MARCH	1999	10,986	10,982	10,734
MARCH	2000	11,005	10,720	10,791
MARCH	2001	11,025	11,010	10,618
MARCH	2002	11,860	11,164	10,545
MARCH	2003	12,114	11,713	10,879
MARCH	2004	14,089	14,336	13,036
MARCH	2005	14,638	15,369	13,851

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C(3)	Class Y

1-year period ended 3-31-05	-1.33%	-0.13%	3.90%	4.83%
5-year period ended 3-31-05	--	--	5.87%	6.75%
10-year period ended 3-31-05	--	--	--	--
Since inception of Class through 3-31-05(4)	5.76%	5.86%	5.09%	5.93%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares, 7-18-00 for Class B shares, 7-31-97 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY HIGH INCOME FUND
Portfolio Highlights

On March 31, 2005, Ivy High Income Fund had net assets totaling $68,084,842 invested in a diversified portfolio of:

88.96%	Corporate Debt Securities
8.55%	Cash and Cash Equivalents
2.49%	Common and Preferred Stocks, Right and Warrant

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Utilities Bonds	$11.84
Consumer Services Bonds	$10.45
Capital Goods Bonds	$9.71
Consumer Nondurables Bonds	$9.30
Cash and Cash Equivalents	$8.55
Energy Bonds	$7.19
Health Care Bonds	$5.76
Shelter Bonds	$5.72
Business Equipment and Services Bonds	$5.41
Financial Services Bonds	$5.28
Retail Bonds	$4.95
Technology Bonds	$4.75
Raw Materials Bonds	$4.23
Consumer Durables Bonds	$2.88
Common and Preferred Stocks, Right and Warrant	$2.49
Miscellaneous Bonds	$1.49

On March 31, 2005, the breakdown of bonds (by ratings) held by the Fund was as follows:

A	0.42%
BBB	1.11%
BB	8.41%
B	59.85%
CCC	18.78%
Non-rated	0.39%
Cash and Cash Equivalents and Equities	11.04%

The Investments of Ivy High Income Fund
March 31, 2005
COMMON STOCKS, RIGHT AND WARRANT	Shares	Value

Aluminum - 0.06%
Century Aluminum Company*	1,300	$39,293

Chemicals - Petroleum and Inorganic - 0.30%
UAP Holding Corp.*	12,800	205,952

Coal - 0.13%
Foundation Coal Holdings, Inc.	3,800	89,338

Finance Companies - 0.01%
ONO Finance Plc, Rights (A)*	250	5,500

Hospital Supply and Management - 0.12%
Psychiatric Solutions, Inc.*	1,800	82,764

Hotels and Gaming - 0.43%
Orient-Express Hotels Ltd.	11,300	294,930

Multiple Industry - 0.22%
Dollar Financial Corp.*	12,500	149,750

Petroleum - International - 0.45%
Forest Oil Corporation*	7,600	307,800

Utilities - Gas and Pipeline - 0.27%
Williams Companies, Inc. (The)	9,600	180,576

Utilities - Telephone - 0.26%
IWO Holdings, Inc., Warrants (A)*	250	2
SBA Communications Corporation*	7,700	70,301
US Unwired Inc.*	25,280	106,302
		176,605

TOTAL COMMON STOCKS, RIGHT AND WARRANT - 2.25%		$1,532,508

(Cost: $1,400,380)

PREFERRED STOCKS

Apparel - 0.23%
Anvil Holdings, Inc., 13.0%*	14,774	151,435

Broadcasting - 0.01%
Adelphia Communications Corporation,13.0%*	2,500	8,125

TOTAL PREFERRED STOCKS - 0.24%		$159,560

(Cost: $520,004)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Aircraft - 2.18%
Argo-Tech Corporation,
9.25%, 6-1-11	$75	80,625
BE Aerospace, Inc.,
8.5%, 10-1-10	200	218,000
Bombardier Recreational Products Inc.,
8.375%, 12-15-13	75	79,500
Esterline Technologies Corporation,
7.75%, 6-15-13	250	260,000
L-3 Communications Corporation,
6.125%, 1-15-14	300	295,500
Orbital Sciences Corporation,
9.0%, 7-15-11	500	548,750
		1,482,375
Aluminum - 0.37%
Century Aluminum Company,
7.5%, 8-15-14	250	252,500

Apparel - 1.26%
Anvil Knitwear, Inc.,
10.875%, 3-15-07	100	84,500
Perry Ellis International, Inc.,
8.875%, 9-15-13	750	772,500
		857,000
Beverages - 0.39%
Constellation Brands, Inc.,
8.125%, 1-15-12	250	267,500

Broadcasting - 3.00%
CCH II and CCH II Capital,
10.25%, 9-15-10	320	326,400
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.,
8.0%, 4-30-12 (A)	300	298,500
Entravision Communications Corporation,
8.125%, 3-15-09	100	104,250
Gray Communications Systems, Inc.,
9.25%, 12-15-11	375	405,000
Insight Communications Company, Inc.,
0.0%, 2-15-11 (B)	250	248,750
NTL Cable PLC,
8.75%, 4-15-14 (A)	125	134,687
Nexstar Broadcasting, Inc.,
7.0%, 1-15-14	175	165,375
Susquehanna Media Co.,
7.375%, 4-15-13	250	257,500
Young Broadcasting Inc.,
8.5%, 12-15-08	100	104,750
		2,045,212
Business Equipment and Services - 5.41%
Alderwoods Group, Inc.,
7.75%, 9-15-12 (A)	625	639,062
Carriage Services, Inc.,
7.875%, 1-15-15 (A)	250	251,250
Iron Mountain Incorporated,
8.625%, 4-1-13	300	303,000
MagnaChip Semiconductor S.A. and MagnaChip Semiconductor Finance Company:
5.76%, 12-15-11 (A)	550	563,750
8.0%, 12-15-14 (A)	50	51,125
Owens & Minor, Inc.,
8.5%, 7-15-11	250	266,250
Synagro Technologies, Inc.,
9.5%, 4-1-09	500	543,750
UCAR Finance Inc.,
10.25%, 2-15-12	275	294,250
Vertis, Inc.:
9.75%, 4-1-09	25	26,125
10.875%, 6-15-09	500	482,500
13.5%, 12-7-09 (A)	325	264,875
		3,685,937
Capital Equipment - 2.54%
Case New Holland Inc.,
9.25%, 8-1-11 (A)	400	426,000
Dresser-Rand Group Inc.,
7.375%, 11-1-14 (A)	250	250,000
GEO Sub Corp.,
11.0%, 5-15-12	250	256,250
IMCO Recycling Inc.,
10.375%, 10-15-10	75	83,250
Mueller Group, Inc.:
7.4925%, 11-1-11	100	101,500
10.0%, 5-1-12	275	297,000
Simmons Company,
0.0%, 12-15-14 (A)(B)	500	312,500
		1,726,500
Chemicals - Petroleum and Inorganic - 1.75%
PolyOne Corporation,
8.875%, 5-1-12	500	535,000
Resolution Performance Products LLC and RPP Capital Corporation:
9.5%, 4-15-10	250	266,250
13.5%, 11-15-10	175	189,000
UAP Holding Corp.,
0.0%, 7-15-12 (B)	250	198,750
		1,189,000
Chemicals - Specialty - 2.11%
Compass Minerals International, Inc.,
0.0%, 6-1-13 (B)	1,000	830,000
Ethyl Corporation,
8.875%, 5-1-10	475	508,250
PQ Corporation,
7.5%, 2-15-13 (A)	100	98,500
		1,436,750
Coal - 0.99%
Foundation PA Coal Company,
7.25%, 8-1-14	400	406,000
Southern Star Central Corp.,
8.5%, 8-1-10	250	266,250
		672,250
Communications Equipment - 0.78%
AirGate PCS, Inc.,
6.41%, 10-15-11 (A)	250	255,000
General Cable Corporation,
9.5%, 11-15-10	250	275,000
		530,000
Computers - Peripherals - 1.11%
ASG Consolidated LLC and ASG Finance, Inc.,
0.0%, 11-1-11 (A)(B)	625	437,500
Activant Solutions Inc.:
9.09%, 4-1-10 (A)	50	51,000
10.5%, 6-15-11	250	266,250
		754,750
Construction Materials - 6.41%
AMH Holdings, Inc.,
0.0%, 3-1-14 (B)	350	243,250
Ames True Temper, Inc.,
10.0%, 7-15-12	125	106,250
Associated Materials Incorporated,
9.75%, 4-15-12	505	542,875
Brand Services, Inc.,
12.0%, 10-15-12	100	111,000
Builders FirstSource, Inc.,
7.02438%, 2-15-12 (A)	400	394,000
Interface, Inc.:
10.375%, 2-1-10	250	280,000
9.5%, 2-1-14	250	263,125
Jacuzzi Brands, Inc.,
9.625%, 7-1-10	500	550,000
MAAX Corporation,
9.75%, 6-15-12	500	510,000
Norcraft Holdings, L.P. and Norcraft Capital Corp.,
9.0%, 11-1-11	500	517,500
Nortek, Inc.,
8.5%, 9-1-14	350	337,750
Ply Gem Industries, Inc.,
9.0%, 2-15-12	400	378,000
WII Components, Inc.,
10.0%, 2-15-12	125	128,125
		4,361,875
Containers - 3.65%
Alltrista Corporation,
9.75%, 5-1-12	250	266,250
Constar International Inc.,
6.14938%, 2-15-12 (A)	100	100,000
Crown European Holdings,
9.5%, 3-1-11	500	548,750
Graham Packaging Company, L.P. and GPC Capital Corp. I :
8.5%, 10-15-12 (A)	50	50,000
9.875%, 10-15-14 (A)	100	100,000
MDP Acquisitions plc,
9.625%, 10-1-12	280	301,000
Owens-Brockway Glass Container Inc.,
8.75%, 11-15-12	520	568,100
Pliant Corporation,
0.0%, 6-15-09 (B)	500	450,000
Stone Container Finance Company of Canada II,
7.375%, 7-15-14	100	99,000
		2,483,100
Cosmetics and Toiletries - 0.37%
Chattem, Inc.,
7.0%, 3-1-14	250	251,250

Defense - 0.54%
Armor Holdings, Inc.,
8.25%, 8-15-13	250	269,375
DRS Technologies, Inc.,
6.875%, 11-1-13	100	100,000
		369,375
Electrical Equipment - 0.76%
Coleman Cable Inc.,
9.875%, 10-1-12 (A)	400	408,000
Rexnord Corporation,
10.125%, 12-15-12	100	110,000
		518,000
Electronic Instruments - 0.14%
Fisher Scientific International Inc.,
8.125%, 5-1-12	87	94,395

Finance Companies - 4.27%
Dollar Financial Group, Inc.,
9.75%, 11-15-11	150	159,750
Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp.,
8.75%, 6-15-12	335	348,400
Goodman Global Holdings, Inc.,
7.875%, 12-15-12 (A)	300	274,500
Hanover Equipment Trust 2001B,
8.75%, 9-1-11	150	158,250
IWO Escrow Company:
6.32%, 1-15-12 (A)	50	51,000
0.0%, 1-15-15 (A)(B)	250	160,000
MSW Energy Holdings LLC and MSW Energy Finance Co., Inc.,
8.5%, 9-1-10	100	105,000
Norcraft Companies, L.P. and Norcraft Finance Corp.,
0.0%, 9-1-12 (B)	500	355,000
Standard Aero Holdings, Inc.,
8.25%, 9-1-14 (A)	250	258,750
Toll Corp.,
8.0%, 5-1-09	500	507,500
Vanguard Health Holding Company II, LLC and Vanguard Holding Company II, Inc.,
9.0%, 10-1-14	500	526,250
		2,904,400
Food and Related - 3.25%
American Seafoods Group LLC and American Seafoods, Inc.,
10.125%, 4-15-10	425	459,000
Doane Pet Care Company,
10.75%, 3-1-10	300	318,000
Merisant Company,
10.25%, 7-15-13 (A)	150	129,000
Pierre Merger Corp.,
9.875%, 7-15-12	475	497,563
Pilgrim's Pride Corporation,
9.25%, 11-15-13	150	165,000
Pinnacle Foods Holding Corporation,
8.25%, 12-1-13	750	641,250
		2,209,813
Forest and Paper Products - 4.12%
Buckeye Cellulose Corporation,
9.25%, 9-15-08	116	115,420
Buckeye Technologies Inc.:
8.0%, 10-15-10	500	495,000
8.5%, 10-1-13	250	262,500
Cellu Tissue Holdings, Inc.,
9.75%, 3-15-10	500	515,000
Georgia-Pacific Corporation:
7.375%, 7-15-08	300	314,250
8.875%, 2-1-10	200	223,250
8.0%, 1-15-24	150	167,250
Mercer International Inc.,
9.25%, 2-15-13	500	472,500
Tembec Industries Inc.,
8.625%, 6-30-09	250	241,250
		2,806,420
Health Care - General - 2.39%
Ardent Health Services, Inc.,
10.0%, 8-15-13	250	296,250
Encore Medical IHC, Inc.,
9.75%, 10-1-12 (A)	500	487,500
Eye Care Centers of America, Inc.,
10.75%, 2-15-15 (A)	400	382,000
MQ Associates, Inc.,
0.0%, 8-15-12 (B)	625	356,250
Medical Device Manufacturing, Inc.,
10.0%, 7-15-12	100	107,000
		1,629,000
Homebuilders, Mobile Homes - 0.84%
Meritage Corporation,
7.0%, 5-1-14	200	200,000
Technical Olympic USA, Inc.:
7.5%, 3-15-11	150	144,000
7.5%, 1-15-15 (A)	250	231,250
		575,250
Hospital Supply and Management - 3.37%
EGL Acquisition Corp.,
7.625%, 2-1-15 (A)	200	200,000
Psychiatric Solutions, Inc.,
10.625%, 6-15-13	516	572,760
Rural/Metro Corporation,
0.0%, 3-15-16 (A)(B)	500	246,300
Rural/Metro Operating Company, LLC and Rural/Metro (Delaware) Inc.,
9.875%, 3-15-15 (A)	125	128,438
Triad Hospitals, Inc.,
7.0%, 11-15-13	250	245,625
US Oncology Holdings, Inc.,
8.62%, 3-15-15 (A)	250	235,625
US Oncology, Inc.,
9.0%, 8-15-12 (A)	500	527,500
United Surgical Partners Holdings, Inc.,
10.0%, 12-15-11	125	137,813
		2,294,061
Hotels and Gaming - 2.29%
Inn of the Mountain Gods Resort and Casino,
12.0%, 11-15-10	435	511,125
John Q Hammons Hotels, L.P. and John Q Hammons Hotels Finance Corporation III,
8.875%, 5-15-12	300	321,750
MGM MIRAGE,
8.5%, 9-15-10	250	273,750
Pinnacle Entertainment, Inc.,
8.25%, 3-15-12	250	250,000
Premier Entertainment Biloxi LLC and Premier Finance Biloxi Corp.,
10.75%, 2-1-12	100	102,000
Turning Stone Casino Resort Enterprise,
9.125%, 12-15-10 (A)	100	103,875
		1,562,500
Household - General Products - 0.38%
Sealy Mattress Company,
8.25%, 6-15-14	250	260,625

Leisure Time Industry - 0.40%
Royal Caribbean Cruises Ltd.,
8.0%, 5-15-10	250	274,687

Motion Pictures - 3.46%
Carmike Cinemas, Inc.,
7.5%, 2-15-14	500	490,625
Cinemark, Inc.,
0.0%, 3-15-14 (B)	900	639,000
Cinemark USA, Inc.,
9.0%, 2-1-13	100	108,500
LCE Acquisition Corporation,
9.0%, 8-1-14 (A)	1,125	1,119,375
		2,357,500
Motor Vehicle Parts - 0.65%
Tenneco Automotive Inc.,
10.25%, 7-15-13	400	446,000

Motor Vehicles - 2.23%
AutoNation, Inc.,
9.0%, 8-1-08	250	275,000
Group 1 Automotive, Inc.,
8.25%, 8-15-13	125	126,250
Sonic Automotive, Inc.,
8.625%, 8-15-13	750	746,250
United Auto Group, Inc.,
9.625%, 3-15-12	350	369,250
		1,516,750
Multiple Industry - 0.97%
AMR HoldCo, Inc. and EmCare HoldCo, Inc.,
10.0%, 2-15-15 (A)	50	52,000
Boise Cascade, L.L.C. and Boise Cascade Finance Corporation,
7.125%, 10-15-14 (A)	150	151,875
CBD Media Holdings LLC and CBD Holdings Finance, Inc.,
9.25%, 7-15-12	200	204,000
K&F Acquisition, Inc.,
7.75%, 11-15-14 (A)	100	97,000
Tyco International Group S.A.,
3.125%, 1-15-23 Convertible (A)	100	158,250
		663,125
Petroleum - Domestic - 2.59%
Coastal Corporation (The),
9.625%, 5-15-12	665	724,850
Delta Petroleum Corporation,
7.0%, 4-1-15 (A)	50	48,250
EXCO Resources, Inc.,
7.25%, 1-15-11	350	355,250
Encore Acquisition Company,
8.375%, 6-15-12	100	108,000
Frontier Oil Corporation,
6.625%, 10-1-11	50	49,750
KCS Energy, Inc.,
7.125%, 4-1-12	100	101,000
Stone Energy Corporation,
6.75%, 12-15-14	125	121,250
Venoco, Inc.,
8.75%, 12-15-11 (A)	125	128,750
Whiting Petroleum Corporation,
7.25%, 5-1-12	125	126,250
		1,763,350
Petroleum - International - 0.33%
Inergy, L.P. and Inergy Finance Corp.,
6.875%, 12-15-14 (A)	100	96,000
Newfield Exploration Company,
6.625%, 9-1-14	125	126,563
		222,563
Petroleum - Services - 3.28%
Colorado Interstate Gas Company,
10.0%, 6-15-05	500	505,169
Hanover Compressor Company:
0.0%, 3-31-07	375	330,000
8.625%, 12-15-10	650	679,250
9.0%, 6-1-14	100	107,000
Pemex Project Funding Master Trust,
7.375%, 12-15-14	300	321,000
R&B Falcon Corporation,
9.5%, 12-15-08	250	288,562
		2,230,981
Publishing - 1.30%
Advertising Directory Solutions Holdings Inc.,
9.25%, 11-15-12 (A)	125	131,250
Dex Media East LLC and Dex Media East Finance Co.,
12.125%, 11-15-12	97	114,945
Dex Media, Inc.,
8.0%, 11-15-13	250	258,750
Dex Media West LLC and Dex Media West Finance Co.:
8.5%, 8-15-10	100	106,750
9.875%, 8-15-13	244	272,060
		883,755
Railroad - 0.52%
Kansas City Southern Railway Company (The),
7.5%, 6-15-09	350	357,000

Real Estate Investment Trust - 0.76%
Host Marriott, L.P.:
9.25%, 10-1-07	250	267,500
7.125%, 11-1-13	250	248,125
		515,625
Restaurants - 0.47%
Carrols Corporation,
9.0%, 1-15-13 (A)	50	51,500
Landry's Restaurants, Inc.,
7.5%, 12-15-14 (A)	275	266,750
		318,250
Retail - Food Stores - 1.09%
Couche-Tard U.S. L.P. and Couche-Tard Financing Corp.,
7.5%, 12-15-13	150	157,500
Domino's Inc.,
8.25%, 7-1-11	110	114,950
Roundy's, Inc.,
8.875%, 6-15-12	300	321,000
Stater Bros. Holdings Inc.,
6.51%, 6-15-10	150	148,500
		741,950
Retail - Specialty Stores - 3.39%
CSK Auto, Inc.,
7.0%, 1-15-14	500	471,875
FTD, Inc.,
7.75%, 2-15-14	300	307,500
Jo-Ann Stores, Inc.,
7.5%, 3-1-12	500	510,625
Nebraska Book Company, Inc.,
8.625%, 3-15-12	1,050	1,015,875
		2,305,875
Security and Commodity Brokers - 1.01%
Global Cash Access, L.L.C. and Global Cash Access Finance Corporation,
8.75%, 3-15-12	650	689,000

Utilities - Electric - 0.62%
DPL Inc.,
8.25%, 3-1-07	350	370,909
Texas Genco LLC and Texas Genco Financing Corp.,
6.875%, 12-15-14 (A)	50	50,125
		421,034
Utilities - Gas and Pipeline - 2.06%
ANR Pipeline Company,
8.875%, 3-15-10	100	108,141
AmeriGas Partners, L.P. and AP Eagle Finance Corp.,
8.875%, 5-20-11	100	106,000
Northwest Pipeline Corporation,
8.125%, 3-1-10	450	481,500
Williams Companies, Inc. (The):
8.125%, 3-15-12	250	273,750
7.75%, 6-15-31	400	432,000
		1,401,391
Utilities - Telephone - 9.16%
Alamosa (Delaware), Inc.:
0.0%, 7-31-09 (B)	500	543,750
8.5%, 1-31-12	175	181,344
American Tower Corporation:
9.375%, 2-1-09	168	176,400
7.5%, 5-1-12	250	253,750
American Towers, Inc.,
7.25%, 12-1-11	250	258,125
Centennial Cellular Corp. and Centennial Cellular Operating Co. LLC,
10.75%, 12-15-08	155	159,650
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and Centennial Puerto Rico Operations Corp.,
8.125%, 2-1-14	100	102,500
Crown Castle International Corp.:
9.375%, 8-1-11	314	341,475
7.5%, 12-1-13	250	274,375
MCI, Inc.,
6.908%, 5-1-07	503	511,802
Nextel Communications, Inc.:
5.95%, 3-15-14	300	298,500
7.375%, 8-1-15	500	528,125
Nextel Partners, Inc.,
8.125%, 7-1-11	400	425,000
Qwest Capital Funding, Inc.,
7.75%, 8-15-06	250	252,813
Qwest Services Corporation and Qwest Communications International Inc.,
13.5%, 12-15-07 (A)	500	556,250
SBA Communications Corporation,
8.5%, 12-1-12 (A)	350	362,250
US Unwired Inc.,
10.0%, 6-15-12	750	830,625
Ubiquitel Operating Company,
9.875%, 3-1-11 (A)	100	110,250
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp.,
7.75%, 2-15-15 (A)	75	74,625
		6,241,609

TOTAL CORPORATE DEBT SECURITIES - 88.96%		$60,570,283

(Cost: $59,151,660)

SHORT-TERM SECURITIES

Retail - Food Stores
Kroger Co. (The):
2.92%, 4-1-05	3,292	3,292,000
2.85%, 4-5-05	800	799,747

TOTAL SHORT-TERM SECURITIES - 6.01%		$4,091,747

(Cost: $4,091,747)

TOTAL INVESTMENT SECURITIES - 97.46%		$66,354,098

(Cost: $65,163,791)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 2.54%		1,730,744

NET ASSETS - 100.00%		$68,084,842

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $11,961,489 or 17.57% of net assets.
(B)The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY HIGH INCOME FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $65,164) (Notes 1 and 3)	$66,354
Cash	1
Receivables:
Dividends and interest	1,183
Investment securities sold	675
Fund shares sold	149
Prepaid and other assets	15

Total assets	68,377

LIABILITIES
Payable to Fund shareholders	205
Dividends payable	45
Accrued shareholder servicing (Note 2)	23
Accrued accounting services fee (Note 2)	4
Accrued distribution and service fees (Note 2)	1
Accrued management fee (Note 2)	1
Other	13

Total liabilities	292

Total net assets	$68,085

NET ASSETS
$0.01 par value capital stock:
Capital stock	$78
Additional paid-in capital	70,847
Accumulated undistributed income (loss):
Accumulated undistributed net realized loss on investment transactions	(4,030)
Net unrealized appreciation in value of investments	1,190

Net assets applicable to outstanding units of capital	$68,085

Net asset value per share (net assets divided by shares outstanding):
Class A	$8.69
Class B	$8.69
Class C	$8.69
Class Y	$8.69
Capital shares outstanding:
Class A	3,642
Class B	610
Class C	2,520
Class Y	1,067
Capital shares authorized	200,000

See Notes to Financial Statements.

Statement of Operations
      IVY HIGH INCOME FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$4,754
Dividends	9

Total income	4,763

Expenses (Note 2):
Investment management fee	378
Distribution fee:
Class A	27
Class B	33
Class C	168
Shareholder servicing:
Class A	70
Class B	18
Class C	67
Class Y	15
Service fee:
Class A	33
Class B	11
Class C	56
Class Y	25
Accounting services fee	44
Audit fees	15
Custodian fees	11
Legal fees	11
Other	84

Total expenses	1,066

Net investment income	3,697

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	576
Unrealized depreciation in value of investments during the period	(1,808)

Net loss on investments	(1,232)

Net increase in net assets resulting from operations	$2,465

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY HIGH INCOME FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment income	$3,697	$2,761
Realized net gain on investments	576	1,460
Unrealized appreciation (depreciation)	(1,808)	2,221

Net increase in net assets resulting from operations	2,465	6,442

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(1,535)	(719)
Class B	(243)	(145)
Class C	(1,278)	(1,244)
Class Y	(649)	(645)
Realized gains on investment transactions:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	(3,705)	(2,753)

Capital share transactions (Note 5)	15,117	20,419

Total increase	13,877	24,108
NET ASSETS
Beginning of period	54,208	30,100

End of period	$68,085	$54,208

Undistributed net investment income	$-	$8

(1)See "Financial Highlights" on pages 82 - 85.

See Notes to Financial Statements.

Financial Highlights
      IVY HIGH INCOME FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-3-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$8.85	$8.07	$8.48	$8.54	$9.04

Income (loss) from investment operations:
Net investment income	0.57	0.56	0.64	0.74	0.58
Net realized and unrealized gain (loss) on investments	(0.16)	0.78	(0.41)	(0.06)	(0.50)

Total from investment operations	0.41	1.34	0.23	0.68	0.08

Less distributions from:
Net investment income	(0.57)	(0.56)	(0.64)	(0.74)	(0.58)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.57)	(0.56)	(0.64)	(0.74)	(0.58)

Net asset value, end of period	$8.69	$8.85	$8.07	$8.48	$8.54

Total return(2)	4.69%	17.24%	3.02%	8.46%	0.90
Net assets, end of period (in thousands)	$31,633	$18,036	$6,269	$1,895	$442
Ratio of expenses to average net assets including voluntary expense waiver	1.44%	1.39%	0.91%	0.84%	1.05	%(3)
Ratio of net investment income to average net assets including voluntary expense waiver	6.43%	6.62%	7.83%	9.00%	9.01	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (4)	- (4)	1.44%	1.14%	1.42	%(3)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (4)	- (4)	7.30%	8.70%	8.64	%(3)
Portfolio turnover rate	54%	78%	52%	82%	115	%(5)
(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.
(5)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY HIGH INCOME FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-18-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$8.85	$8.07	$8.48	$8.54	$9.03

Income (loss) from investment operations:
Net investment income	0.49	0.50	0.56	0.68	0.48
Net realized and unrealized gain (loss) on investments	(0.16)	0.78	(0.41)	(0.06)	(0.49)

Total from investment operations	0.33	1.28	0.15	0.62	(0.01)

Less distributions from:
Net investment income	(0.49)	(0.50)	(0.56)	(0.68)	(0.48)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.49)	(0.50)	(0.56)	(0.68)	(0.48)

Net asset value, end of period	$8.69	$8.85	$8.07	$8.48	$8.54

Total return	3.80%	16.22%	2.06%	7.64%	0.09%
Net assets, end of period (in millions)	$5	$4	$2	$1	$1
Ratio of expenses to average net assets including voluntary expense waiver	2.31%	2.28%	1.84%	1.74%	1.85	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	5.56%	5.78%	6.90%	8.09%	8.30	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	- (3)	2.37%	2.36%	2.50	%(2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (3)	- (3)	6.37%	7.47%	7.65	%(2)
Portfolio turnover rate	54%	78%	52%	82%	115	%(4)
(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.
(4)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY HIGH INCOME FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$8.85	$8.07	$8.48	$8.54	$9.27

Income (loss) from investment operations:
Net investment income	0.50	0.50	0.57	0.68	0.73
Net realized and unrealized gain (loss) on investments	(0.16)	0.78	(0.41)	(0.06)	(0.73)

Total from investment operations	0.34	1.28	0.16	0.62	0.00

Less distributions from:
Net investment income	(0.50)	(0.50)	(0.57)	(0.68)	(0.73)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.50)	(0.50)	(0.57)	(0.68)	(0.73)

Net asset value, end of period	$8.69	$8.85	$8.07	$8.48	$8.54

Total return	3.90%	16.30%	2.15%	7.58%	0.18%
Net assets, end of period (in millions)	$22	$23	$18	$17	$19
Ratio of expenses to average net assets including voluntary expense waiver	2.20%	2.21%	1.74%	1.82%	1.78%
Ratio of net investment income to average net assets including voluntary expense waiver	5.67%	5.89%	7.05%	8.01%	8.38%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (1)	- (1)	2.27%	2.46%	2.41%
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (1)	- (1)	6.52%	7.36%	7.75%
Portfolio turnover rate	54%	78%	52%	82%	115%
(1)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
      IVY HIGH INCOME FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$8.85	$8.07	$8.48	$8.54	$9.27

Income (loss) from investment operations:
Net investment income	0.58	0.58	0.64	0.75	0.78
Net realized and unrealized gain (loss) on investments	(0.16)	0.78	(0.41)	(0.06)	(0.73)

Total from investment operations	0.42	1.36	0.23	0.69	0.05

Less distributions from:
Net investment income	(0.58)	(0.58)	(0.64)	(0.75)	(0.78)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.58)	(0.58)	(0.64)	(0.75)	(0.78)

Net asset value, end of period	$8.69	$8.85	$8.07	$8.48	$8.54

Total return	4.83%	17.36%	3.03%	8.50%	0.79%
Net assets, end of period (in thousands)	$9,268	$9,698	$3,643	$64	$12
Ratio of expenses to average net assets including voluntary expense waiver	1.30%	1.30%	1.08%	0.79%	1.20%
Ratio of net investment income to average net assets including voluntary expense waiver	6.57%	6.82%	7.22%	8.99%	8.95%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (1)	- (1)	1.61%	1.08%	1.62%
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (1)	- (1)	6.69%	8.71%	8.52%
Portfolio turnover rate	54%	78%	52%	82%	115%
(1)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Manager's Discussion of
Ivy International Growth Fund
      March 31, 2005

An interview with Thomas A. Mengel, portfolio manager of the Ivy International Growth Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund showed a positive return for the period, but lagged its benchmark index. The Class C shares of the Fund increased 4.72 percent for the year. In comparison, the Morgan Stanley Capital International EAFE Index (generally reflecting the performance of securities that represent the international equity markets) increased 15.05 percent during the year, and the Lipper International Multi-Cap Growth Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) increased 10.05 percent.*

Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

Why did the Fund lag its benchmark index during the fiscal year?

We believe that our stock selection was the biggest factor, as specific holdings negatively impacted performance for the fiscal year. Fund performance was particularly hurt by an overweight position in consumer-discretionary stocks in Europe, where domestic demand has been slow to recover.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Financial markets were faced with sharp increases in energy prices during the year, as well as rising interest rates in the United States and several foreign countries. Deflationary fears faded early in the fiscal year, and were soon replaced by concerns of commodity-induced inflation. During the year, there were also periods of uncertainty over China's ability to manage its industrial growth. Foreign equity markets recovered late in 2004, but trended lower again by March of 2005 as slower economic growth became evident in most industrialized countries.

What strategies and techniques did you employ that specifically affected the Fund's performance?

For most of the fiscal year, the Fund was overweight in consumer-related shares, particularly discretionary spending selections in continental Europe, where domestic demand has been sluggish for several years. Corporate labor reform continues to reduce German business costs while boosting profitability, but workers continue to be impacted by stagnant wages and a weak hiring environment.

By the end of the period, our underweight position in Britain became quite extreme due to falling home prices, a broadly weakening economy and the risk of even higher interest rates.

What industries did you emphasize during the fiscal year, and what looks attractive to you going forward?

While the Fund was overweight in consumer sectors, its exposure to materials and industrials was quite limited early in the period. However, by the end of the fiscal year, our sector weights were trimmed to be much closer to benchmark levels.

We believe global financial markets will continue to be volatile in the coming months in reaction to energy price movements and economic responses. We are pleased to see continuing corporate labor reform in Germany, but will be closely monitoring political concerns that have developed in recent weeks in Britain, Canada and Mexico, including Britain's general election in early May.

We intend to continue to focus on what we feel are healthy companies that we believe can benefit from China's industrial expansion, particularly sector leaders with impressive pricing power. High-beta stocks will likely be avoided, along with regions that we feel are particularly vulnerable to higher interest rates, such as Latin America. In Japan and Asia, we intend to continue to focus on areas of strong domestic demand, which we believe could provide potential insulation from possible near-term external volatility.

*The Fund's Lipper classification was changed from the International Funds Universe to the International Multi-Cap Growth Funds Universe, effective June 30, 2004. The Lipper International Funds Universe Average increased 12.57 percent during the period. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy International Growth Fund, Class C Shares(1)	$21,321
Morgan Stanley Capital International EAFE Index	$16,929
Lipper International Funds Universe Average	$19,866
Lipper International Multi-Cap Growth Funds Universe Average	$20,319

IVY INTERNATIONAL GROWTH FUND CLASS C SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY INTERNATIONAL GROWTH FUND CLASS C SHARES	MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (WITH NET DIVIDENDS)	LIPPER INTERNATIONAL FUNDS UNIVERSE AVERAGE	LIPPER INTERNATIONAL MULTI-CAP GROWTH FUNDS UNIVERSE AVERAGE

MARCH	1995	10,000	10,000	10,000	10,000
MARCH	1996	10,764	11,233	11,759	11,904
MARCH	1997	13,439	11,396	13,041	13,439
MARCH	1998	18,174	13,517	15,753	16,185
MARCH	1999	20,056	14,337	15,784	16,485
MARCH	2000	39,691	17,934	22,136	26,466
MARCH	2001	23,636	13,293	16,169	17,173
MARCH	2002	19,210	12,167	15,125	15,934
MARCH	2003	14,670	9,339	11,465	11,916
MARCH	2004	20,360	14,714	17,648	18,463
MARCH	2005	21,321	16,929	19,866	20,319

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C(3)	Class Y

1-year period ended 3-31-05	-0.42%	0.55%	4.72%	6.09%
5-year period ended 3-31-05	--	--	-11.69%	-10.55%
10-year period ended 3-31-05	--	--	7.87%	--
Since inception of Class through 3-31-05(4)	-9.63%	-9.93%	--	9.13%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares, 7-10-00 for Class B shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY INTERNATIONAL GROWTH FUND
Portfolio Highlights

On March 31, 2005, Ivy International Growth Fund had net assets totaling $66,862,646 invested in a diversified portfolio of:

97.67%	Common Stocks
2.33%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund was invested by geographic region and by industry, respectively, as follows:

Europe	$67.09
Pacific Basin	$26.07
Cash and Cash Equivalents	$2.33
Canada	$2.08
Mexico	$0.96
United States	$0.92
Scandinavia	$0.55

Financial Services Stocks	$23.22
Utilities Stocks	$12.47
Capital Goods Stocks	$11.96
Energy Stocks	$10.01
Business Equipment and Services Stocks	$7.61
Health Care Stocks	$7.21
Consumer Services Stocks	$6.14
Technology Stocks	$4.60
Consumer Nondurables Stocks	$4.35
Retail Stocks	$3.98
Miscellaneous Stocks	$3.44
Raw Materials Stocks	$2.68
Cash and Cash Equivalents	$2.33

The Investments of Ivy International Growth Fund
March 31, 2005
COMMON STOCKS	Shares	Value

Australia - 4.37%
Australia and New Zealand Banking Group Limited (A)	28,800	$458,932
Novogen LTD (A)*	474,580	1,778,764
Westpac Banking Corporation (A)	46,600	685,317
		2,923,013
Austria - 2.88%
Bank Austria Creditanstalt (A)	10,000	985,644
Erste Bank der oesterreichischen Sparkassen AG (A)	18,000	941,938
		1,927,582
Belgium - 1.50%
KBC Group NV (A)*	11,900	1,003,924

Canada - 2.08%
EnCana Corporation (A)	12,600	889,749
Shoppers Drug Mart Corporation (A)(B)*	15,100	503,749
		1,393,498
China - 0.81%
China Mobile (Hong Kong) Limited (A)	165,000	539,458

France - 9.05%
France Telecom (A)	24,000	719,001
JCDecaux S.A. (A)*	30,000	819,381
Lafarge (A)	4,600	445,641
Publicis Groupe S.A. (A)	10,900	334,745
Sanofi-Aventis (A)	9,800	826,761
Total S.A. (A)	7,720	1,807,178
VINCI (A)	7,600	1,096,036
		6,048,743
Germany - 11.21%
Allianz Aktiengesellschaft, Registered Shares (A)	11,400	1,448,453
BASF Aktiengesellschaft (A)	10,600	751,281
Continental Aktiengesellschaft (A)	9,600	743,279
E.ON AG (A)	7,900	677,228
Fresenius AG (A)	2,100	243,698
Linde Aktiengesellschaft (A)	15,400	1,057,931
ProSieben- Sat.1 Meida Aktiengesellschaft (A)	40,000	742,346
SAP Aktiengesellschaft (A)	3,900	626,169
Siemens AG (A)	15,300	1,207,817
		7,498,202
Greece - 1.62%
Alpha Bank (A)	5,000	168,986
Alpha Bank (A)(B)	27,000	912,525
		1,081,511
Ireland - 1.77%
Anglo Irish Bank Corporation plc (Ireland) (A)	20,000	500,603
CRH public limited company (A)	26,000	683,492
		1,184,095
Italy - 4.10%
Assicurazioni Generali SpA (A)	14,900	481,163
Banco Popolare di Verona e Novara S.c. a r.l. (A)	30,500	569,203
Eni S.p.A. (A)	51,500	1,337,811
Saipem S.p.A. (A)	27,700	351,338
		2,739,515
Japan - 19.92%
ACOM CO., LTD. (A)	8,100	547,706
Asahi Glass Company, Limited (A)	46,000	484,798
Bank of Yokohama, Ltd. (The) (A)(B)	130,000	792,949
Canon Inc. (A)	20,930	1,122,435
East Japan Railway Company (A)	162	870,285
Hokuto Corporation (A)	20	349
Honda Motor Co., Ltd. (A)	8,800	440,739
Hoya Corporation (A)	6,600	726,357
Kabushiki Kaisha Mitsubishi Tokyo Financial Group (A)	83	719,922
Mitsubishi Corporation (A)	48,000	621,824
Mizuho Financial Group, Inc. (A)	72	340,459
Nihon Densan Kabushiki Kaisha (A)	6,700	834,219
Nikko Cordial Corporation (A)	70,000	349,935
Nomura Holdings, Inc. (A)	27,600	386,122
ORIX Corporation (A)	5,500	701,222
SMC Corporation (A)	3,000	339,396
Sega Sammy Holdings Inc. (A)*	11,000	668,905
Shinsei Bank, Limited (A)	58,000	329,976
Shinsei Bank, Limited (A)(B)	98,000	557,545
Tokyo Electric Power Company, Incorporated (The) (A)	14,300	346,764
Tokyo Gas Co., Ltd. (A)	168,000	676,889
Toyota Motor Corporation (A)	26,600	989,871
TOYOTA TSUSHO CORPORATION (A)	28,000	470,323
		13,318,990
Luxembourg - 0.49%
SES GLOBAL S.A., Fiduciary Deposit Receipt (A)	25,500	330,379

Mexico - 0.96%
Cemex, S.A. de C.V., ADR	17,700	641,625

Norway - 0.55%
Statoil ASA (A)	21,700	369,228

Russia - 1.95%
OAO LUKOIL, ADR	4,500	613,687
Open Joint Stock Company "Vimpel-Communications", ADR*	20,000	688,400
		1,302,087
South Korea - 0.97%
LG Chem, Ltd. (A)	16,000	645,987

Spain - 4.02%
Enagas, S.A. (A)	43,200	658,867
Gestevision Telecinco, S.A. (A)(B)*	50,000	1,163,319
Telefonica, S.A. (A)	49,500	862,802
		2,684,988
Switzerland - 9.54%
Compagnie Financiere Richemont SA (A)	15,500	486,847
Credit Suisse Group, Registered Shares (A)*	26,600	1,142,543
Holcim Ltd, Registered Shares (A)	15,300	941,292
Nestle S.A., Registered Shares (A)	4,400	1,204,433
Novartis AG, Registered Shares (A)	25,000	1,166,876
UBS AG (A)	17,000	1,436,219
		6,378,210
Turkey - 0.31%
Turkiye Garanti Bankasi Anonim Sirketi (A)	55,000	208,593

United Kingdom - 18.65%
BP p.l.c. (A)	161,500	1,672,974
British Sky Broadcasting Group plc (A)	60,810	666,680
Carnival plc (A)	21,900	1,201,931
NEXT plc (A)	29,000	871,929
Reckitt Benckiser plc (A)	38,234	1,214,551
Royal Bank of Scotland Group plc (The) (A)	40,600	1,291,243
Smith & Nephew plc (A)	86,000	808,037
Taylor Nelson Sofres plc (A)	221,160	927,256
tesco plc (A)	216,000	1,291,122
Vodafone Group Plc (A)	653,000	1,732,724
WPP Group plc (A)	69,400	789,690
		12,468,137
United States - 0.92%
Inco Limited*	10,000	398,000
UTStarcom, Inc.*	20,000	218,900
		616,900

TOTAL COMMON STOCKS - 97.67%		$65,304,665

(Cost: $54,174,842)

SHORT-TERM SECURITY - 1.54%	Principal Amount in Thousands

Security and Commodity Brokers
Greenwich Capital Holdings Inc. (Royal Bank of Scotland PLC (The)),
2.86%, 4-1-05	$1,027	$1,027,000
(Cost: $1,027,000)

TOTAL INVESTMENT SECURITIES - 99.21%		$66,331,665

(Cost: $55,201,842)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.79%		530,981

NET ASSETS - 100.00%		$66,862,646

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers At March 31, 2005, the total value of these securities amounted to $3,930,087 or 5.88% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY INTERNATIONAL GROWTH FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $55,202) (Notes 1 and 3)	$66,332
Receivables:
Investment securities sold	1,013
Dividends and interest	221
Fund shares sold	31
Prepaid and other assets	15

Total assets	67,612

LIABILITIES
Payable for investment securities purchased	352
Payable to Fund shareholders	291
Accrued shareholder servicing (Note 2)	50
Due to custodian	14
Accrued accounting services fee (Note 2)	4
Accrued management fee (Note 2)	2
Accrued distribution and service fees (Note 2)	1
Other	35

Total liabilities	749

Total net assets	$66,863

NET ASSETS
$0.01 par value capital stock:
Capital stock	$62
Additional paid-in capital	102,576
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(347)
Accumulated undistributed net realized loss on investment transactions	(46,532)
Net unrealized appreciation in value of investments	11,104

Net assets applicable to outstanding units of capital	$66,863

Net asset value per share (net assets divided by shares outstanding):
Class A	$11.03
Class B	$10.60
Class C	$10.69
Class Y	$12.02
Capital shares outstanding:
Class A	1,179
Class B	404
Class C	4,184
Class Y	404
Capital shares authorized	400,000

See Notes to Financial Statements.

Statement of Operations
      IVY INTERNATIONAL GROWTH FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $40)	$954
Interest and amortization	29

Total income	983

Expenses (Note 2):
Investment management fee	593
Shareholder servicing:
Class A	61
Class B	35
Class C	303
Class Y	10
Distribution fee:
Class A	11
Class B	34
Class C	361
Service fee:
Class A	19
Class B	11
Class C	120
Class Y	13
Accounting services fee	45
Custodian fees	40
Audit fees	23
Legal fees	16
Other	80

Total expenses	1,775

Net investment loss	(792)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	6,578
Realized net loss on foreign currency transactions	(95)

Realized net gain on investments	6,483
Unrealized depreciation in value of investments during the period	(2,503)

Net gain on investments	3,980

Net increase in net assets resulting from operations	$3,188

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY INTERNATIONAL GROWTH FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2005	2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(792)	$(527)
Realized net gain on investments	6,483	7,464
Unrealized appreciation (depreciation)	(2,503)	17,303

Net increase in net assets resulting from operations	3,188	24,240

Distributions to shareholders from (Note 1F): (1) Net investment income:
Class A	(192)	-
Class B	(24)	-
Class C	(291)	-
Class Y	(90)	-
Realized gains on investment transactions:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-
	(597)	-

Capital share transactions (Note 5)	(11,336)	(13,138)

Total increase (decrease)	(8,745)	11,102
NET ASSETS
Beginning of period	75,608	64,506

End of period	$66,863	$75,608

Undistributed net investment income (loss)	$(347)	$132

(1)See "Financial Highlights" on pages 97 - 100.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL GROWTH FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-3-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$10.60	$7.57	$9.82	$12.03	$24.33

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.02)	(0.03)	(0.17)	(0.02)
Net realized and unrealized gain (loss) on investments	0.65	3.05	(2.22)	(2.01)	(6.46)

Total from investment operations	0.60	3.03	(2.25)	(2.18)	(6.48)

Less distributions from:
Net investment income	(0.17)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.03)	(5.82)

Total distributions	(0.17)	(0.00)	(0.00)	(0.03)	(5.82)

Net asset value, end of period	$11.03	$10.60	$7.57	$9.82	$12.03

Total return(2)	5.65%	40.03%	-22.91%	-18.12%	-29.73%
Net assets, end of period (in millions)	$13	$12	$5	$7	$5
Ratio of expenses to average net assets	1.90%	2.01%	2.10%	1.89%	1.72	%(3)
Ratio of net investment loss to average net assets	-0.51%	-0.23%	-0.10%	-0.49%	-0.31	%(3)
Portfolio turnover rate	82%	176%	108%	134%	103	%(4)
(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL GROWTH FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-10-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$10.19	$7.35	$9.65	$11.94	$24.59

Income (loss) from investment operations:
Net investment loss	(0.19)	(0.12)	(0.11)	(0.19)	(0.09)
Net realized and unrealized gain (loss) on investments	0.65	2.96	(2.19)	(2.07)	(6.74)

Total from investment operations	0.46	2.84	(2.30)	(2.26)	(6.83)

Less distributions from:
Net investment income	(0.05)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.03)	(5.82)

Total distributions	(0.05)	(0.00)	(0.00)	(0.03)	(5.82)

Net asset value, end of period	$10.60	$10.19	$7.35	$9.65	$11.94

Total return	4.55%	38.64%	-23.83%	-18.93%	-30.89%
Net assets, end of period (in millions)	$4	$5	$2	$2	$2
Ratio of expenses to average net assets	2.93%	3.02%	3.24%	2.89%	2.61	%(2)
Ratio of net investment loss to average net assets	-1.53%	-1.46%	-1.22%	-1.42%	-1.30	%(2)
Portfolio turnover rate	82%	176%	108%	134%	103	%(3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL GROWTH FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$10.27	$7.40	$9.69	$11.96	$28.58

Income (loss) from investment operations:
Net investment loss	(0.19)	(0.10)	(0.08)	(0.11)	(0.17)
Net realized and unrealized gain (loss) on investments	0.68	2.97	(2.21)	(2.13)	(10.63)

Total from investment operations	0.49	2.87	(2.29)	(2.24)	(10.80)

Less distributions from:
Net investment income	(0.07)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.03)	(5.82)

Total distributions	(0.07)	(0.00)	(0.00)	(0.03)	(5.82)

Net asset value, end of period	$10.69	$10.27	$7.40	$9.69	$11.96

Total return	4.72%	38.78%	-23.63%	-18.73%	-40.45%
Net assets, end of period (in millions)	$45	$54	$46	$74	$123
Ratio of expenses to average net assets	2.77%	2.85%	2.93%	2.62%	2.36%
Ratio of net investment loss to average net assets	-1.35%	-0.96%	-0.86%	-1.03%	-1.03%
Portfolio turnover rate	82%	176%	108%	134%	103%

See Notes to Financial Statements.

Financial Highlights
      IVY INTERNATIONAL GROWTH FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$11.53	$8.17	$10.55	$12.87	$29.86

Income (loss) from investment operations:
Net investment income (loss)	0.11	0.10	(0.16)	(0.18)	(0.17)
Net realized and unrealized gain (loss) on investments	0.59	3.26	(2.22)	(2.11)	(11.00)

Total from investment operations	0.70	3.36	(2.38)	(2.29)	(11.17)

Less distributions from:
Net investment income	(0.21)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.03)	(5.82)

Total distributions	(0.21)	(0.00)	(0.00)	(0.03)	(5.82)

Net asset value, end of period	$12.02	$11.53	$8.17	$10.55	$12.87

Total return	6.09%	41.13%	-22.56%	-17.79%	-39.91%
Net assets, end of period (in millions)	$5	$5	$11	$8	$7
Ratio of expenses to average net assets	1.57%	1.62%	1.63%	1.52%	1.44%
Ratio of net investment income (loss) to average net assets	-0.19%	0.63%	0.39%	-0.11%	-0.02%
Portfolio turnover rate	82%	176%	108%	134%	103%

See Notes to Financial Statements.

Manager's Discussion of
Ivy Large Cap Growth Fund
      March 31, 2005

An interview with Daniel P. Becker, CFA, portfolio manager of the Ivy Large Cap Growth Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Class A shares of the Fund increased 2.91 percent before the impact of sales charges. This compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 6.69 percent during the period, and the Lipper Large-Cap Growth Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), which increased 1.20 percent during the period. Please note that effective May 2005, the Fund's benchmark index changed to the Russell 1000 Growth Index, which increased 1.15 percent during the period. We believe that the Russell 1000 Growth Index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. Both indexes will be presented in this year's and next year's report for comparison purposes. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors affected performance relative to the benchmark index during the fiscal year?

Our strategy of focusing on what we feel are high-quality growth companies generally does not do well in the early stages of economic expansion, since the market typically favors smaller, faster growing companies during these periods. In our view, much of the market performance of 2003 and 2004 can be attributed to lower-quality, financially weak companies that recovered after several years of difficulty. We believe that many of these companies are still structurally and financially unsound. The Fund seeks to avoid what we feel are structurally disadvantaged companies and will likely continue to do so going forward. On the positive side, the Fund benefited from a large position in a number of strongly performing stocks, as well as below-normal holdings in consumer-staple companies.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The Fund's performance was positively influenced by the rebound in the general economy. As the economy strengthened through the end of calendar year 2004, the revenues and earnings growth of many of the Fund's cyclical stocks were substantially greater than we anticipated earlier in the year. However, the last quarter of the fiscal year was a challenging one for large-cap growth stocks, which underperformed relative to value strategies.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Our strategy, as always, remains steadfast. We focus on what we feel are dominant, well-capitalized companies that we believe can take a structurally advantaged competitive position and potentially produce sustained high levels of profitability and growth. As the economic recovery matures and earnings momentum moderates, we believe quality and sustainability will be valued more highly than they have been in the past. We anticipate that this environment potentially could prove more favorable for our style of investing.

What industries did you emphasize during the fiscal year, and what looks attractive to you going forward?

Despite some uncertainty, we believe that the current economic environment is substantially better than it has been in prior periods. For the first time since the late 1990s, companies appear ready and able to expand their labor force and increase production capacity. In our view, the economy could grow at acceptable rates this coming year, but likely will slow from its fast pace of the recent past. However, the market is a discounting mechanism, and the current turmoil in the stock averages could be discounting a major slowdown in the profit cycle in 2005 and 2006. We are actively monitoring this development for signs of slower-than-anticipated growth, which would have an impact on the prices of all financial assets, in our opinion.

In the near term, we think that interest rates likely will continue to move higher, consistent earnings growth for many companies should be scarcer, and that the valuations of large-company stocks are now attractive. We believe that the portfolio is structured to benefit from growth in capital spending, a rebound in the labor force and strength in what we feel are high quality, structurally advantaged companies. Major industries emphasized include health care devices, student loans, business services and energy capital spending (services).

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Large Cap Growth Fund, Class A Shares(1)	$9,080
S&P 500 Index	$8,743
Russell 1000 Growth Index	$5,648
Lipper Large-Cap Growth Funds Universe Average	$6,180

IVY LARGE CAP GROWTH FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY LARGE CAP GROWTH FUND CLASS A SHARES	S&P 500 INDEX	RUSSELL 1000 GROWTH INDEX	LIPPER LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE

JUNE	6/30/00	9,425	10,000	10,000	10,000
MARCH	2001	9,023	8,043	5,880	6,742
MARCH	2002	8,766	8,060	5,766	6,390
MARCH	2003	6,891	6,064	4,223	4,707
MARCH	2004	8,823	8,195	5,584	6,107
MARCH	2005	9,080	8,743	5,648	6,180

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-05	-3.01%	-2.19%	2.11%	3.22%
5-year period ended 3-31-05	--	--	--	--
10-year period ended 3-31-05	--	--	--	--
Since inception of Class through 3-31-05(3)	-2.01%	-2.58%	-1.66%	-0.63%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)6-30-00 for Class A shares, 7-6-00 for Class B shares, 7-3-00 for Class C shares and 7-6-00 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY LARGE CAP GROWTH FUND
Portfolio Highlights

On March 31, 2005, the Ivy Large Cap Growth Fund had net assets totaling $151,783,144 invested in a diversified portfolio of:

95.77%	Common Stocks
4.23%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Health Care Stocks	$22.09
Financial Services Stocks	$19.46
Technology Stocks	$13.52
Multiple Industry Stocks	$8.52
Business Equipment and Services Stocks	$7.39
Retail Stocks	$5.94
Energy Stocks	$4.96
Consumer Durables Stocks	$4.65
Cash and Cash Equivalents	$4.23
Miscellaneous Stocks	$3.45
Consumer Services Stocks	$3.33
Consumer Nondurables Stocks	$2.46

The Investments of Ivy Large Cap Growth Fund
March 31, 2005
COMMON STOCKS	Shares	Value

Apparel - 0.00%
Coach, Inc.*	50	$2,831

Business Equipment and Services - 2.68%
Robert Half International Inc.	96,110	2,591,126
Staples, Inc.	46,857	1,471,778
		4,062,904
Chemicals - Petroleum and Inorganic - 2.33%
Monsanto Company	54,900	3,541,050

Computers - Micro - 6.26%
Apple Computer, Inc.*	125,700	5,247,975
Dell Inc.*	110,836	4,258,873
		9,506,848
Computers - Peripherals - 5.20%
Microsoft Corporation	207,373	5,011,169
Oracle Corporation*	140,600	1,753,985
SAP Aktiengesellschaft, ADR	28,050	1,124,244
		7,889,398
Consumer Electronics - 1.86%
Harman International Industries, Incorporated	31,867	2,818,955

Cosmetics and Toiletries - 2.46%
Avon Products, Inc.	87,100	3,740,074

Electronic Components - 2.06%
Intel Corporation	30,050	698,061
Linear Technology Corporation	37	1,420
Microchip Technology Incorporated	93,300	2,423,468
Xilinx, Inc.	50	1,461
		3,124,410
Finance Companies - 7.20%
SLM Corporation	219,350	10,932,404

Health Care - Drugs - 6.39%
Alcon, Inc.	60,900	5,437,761
Genentech, Inc.*	29,000	1,641,690
Gilead Sciences, Inc.*	73,200	2,620,194
		9,699,645
Health Care - General - 7.37%
DENTSPLY International Inc.	23,900	1,300,279
Johnson & Johnson	81,900	5,500,404
Zimmer Holdings, Inc.*	56,250	4,376,813
		11,177,496
Hospital Supply and Management - 8.33%
Medtronic, Inc.	83,650	4,261,968
UnitedHealth Group Incorporated	87,900	8,383,902
		12,645,870
Leisure Time Industry - 3.33%
Carnival Corporation	97,544	5,053,755

Motor Vehicles - 2.79%
Harley-Davidson, Inc.	73,347	4,236,523

Multiple Industry - 8.52%
3M Company	23,300	1,996,577
General Electric Company	82,489	2,974,553
Google Inc., Class A*	24,400	4,403,834
Las Vegas Sands, Inc.*	79,100	3,559,500
		12,934,464
Petroleum - Services - 4.96%
Smith International, Inc.*	119,912	7,522,080

Retail - Food Stores - 3.19%
Walgreen Co.	108,814	4,833,518

Retail - General Merchandise - 0.00%
Dollar General Corporation	50	1,095

Retail - Specialty Stores - 2.75%
Home Depot, Inc. (The)	109,300	4,179,632

Security and Commodity Brokers - 12.26%
American Express Company	34,400	1,767,128
Chicago Mercantile Exchange Holdings Inc.	31,743	6,159,094
Goldman Sachs Group, Inc. (The)	43,600	4,795,564
Legg Mason, Inc.	57,875	4,522,353
Moody's Corporation	16,800	1,358,448
		18,602,587
Timesharing and Software - 4.71%
Automatic Data Processing, Inc.	68,100	3,061,095
eBay Inc.*	32,200	1,199,611
Paychex, Inc.	88,000	2,891,680
		7,152,386
Trucking and Shipping - 1.12%
Expeditors International of Washington, Inc.	31,800	1,702,731

TOTAL COMMON STOCKS - 95.77%		$145,360,656

(Cost: $124,261,586)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Finance Companies - 1.32%
PACCAR Financial Corp.,
2.77%, 4-12-05	$2,000	1,998,307

Food and Related - 2.29%
McCormick & Co. Inc.,
2.83%, 4-1-05	3,476	3,476,000

TOTAL SHORT-TERM SECURITIES - 3.61%		$5,474,307

(Cost: $5,474,307)

TOTAL INVESTMENT SECURITIES - 99.38%		$150,834,963

(Cost: $129,735,893)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.62%		948,181

NET ASSETS - 100.00%		$151,783,144

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY LARGE CAP GROWTH FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $129,736) (Notes 1 and 3)	$150,835
Receivables:
Fund shares sold	881
Investment securities sold	617
Dividends and interest	77
Prepaid and other assets	19

Total assets	152,429

LIABILITIES
Payable to Fund shareholders	295
Payable for investment securities purchased	233
Accrued shareholder servicing (Note 2)	54
Due to custodian	54
Accrued accounting services fee (Note 2)	6
Accrued management fee (Note 2)	3
Accrued distribution and service fees (Note 2)	1

Total liabilities	646

Total net assets	$151,783

NET ASSETS
$0.01 par value capital stock:
Capital stock	$160
Additional paid-in capital	157,391
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(12)
Accumulated undistributed net realized loss on investment transactions	(26,855)
Net unrealized appreciation in value of investments	21,099

Net assets applicable to outstanding units of capital	$151,783

Net asset value per share (net assets divided by shares outstanding):
Class A	$9.54
Class B	$8.99
Class C	$9.18
Class Y	$9.62
Capital shares outstanding:
Class A	8,633
Class B	868
Class C	1,300
Class Y	5,160
Capital shares authorized	400,000

See Notes to Financial Statements.

Statement of Operations
      IVY LARGE CAP GROWTH FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $9)	$1,698
Interest and amortization	66

Total income	1,764

Expenses (Note 2):
Investment management fee	1,033
Shareholder servicing:
Class A	305
Class B	43
Class C	48
Class Y	80
Service fee:
Class A	160
Class B	17
Class C	29
Class Y	132
Distribution fee:
Class A	32
Class B	50
Class C	86
Accounting services fee	67
Legal fees	28
Audit fees	23
Custodian fees	13
Other	109

Total	2,255
Less expenses in excess of voluntary limit (Note 2)	(40)

Total expenses	2,215

Net investment loss	(451)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	958
Unrealized appreciation in value of investments during the period	3,253

Net gain on investments	4,211

Net increase in net assets resulting from operations	$3,760

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY LARGE CAP GROWTH FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(451)	$(757)
Realized net gain (loss) on investments	958	(238)
Unrealized appreciation	3,253	12,605

Net increase in net assets resulting from operations	3,760	11,610

Distributions to shareholders from (Note 1F): (1) Net investment income:
Class A	(-)	(-)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(-)	(-)
Realized gains on investment transactions:
Class A	(-)	(-)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(-)	(-)

	(-)	(-)

Capital share transactions (Note 5)	(3,734)	112,338

Total increase	26	123,948
NET ASSETS
Beginning of period	151,757	27,809

End of period	$151,783	$151,757

Undistributed net investment loss	$(12)	$(5)

(1)See "Financial Highlights" on pages 111 - 114.

See Notes to Financial Statements.

Financial Highlights
      IVY LARGE CAP GROWTH FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 6-30-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$9.27	$7.24	$9.21	$9.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.04)	(0.03)	(0.04)	0.05
Net realized and unrealized gain (loss) on investments	0.30	2.07	(1.94)	(0.23)	(0.45)

Total from investment operations	0.27	2.03	(1.97)	(0.27)	(0.40)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.06)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.06)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.12)

Net asset value, end of period	$9.54	$9.27	$7.24	$9.21	$9.48

Total return(2)	2.91%	28.04%	-21.39%	-2.85%	-4.27%
Net assets, end of period (in millions)	$82	$76	$21	$20	$19
Ratio of expenses to average net assets including voluntary expense waiver (3)	1.50%	1.55%	1.28%	1.58%	1.13	%(4)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver (3)	-0.31%	-0.89%	-0.23%	-0.38%	0.89	%(4)
Ratio of expenses to average net assets excluding voluntary expense waiver (3)	1.52%	-	1.66%	1.69%	1.34	%(4)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver (3)	-0.33%	-	-0.61%	-0.49%	0.68	%(4)
Portfolio turnover rate	131%	162%	72%	99%	75%
(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)See Note 2.
(4)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY LARGE CAP GROWTH FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-6-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$8.83	$6.99	$9.05	$9.44	$10.02

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.13)	(0.14)	(0.16)	(0.03)
Net realized and unrealized gain (loss) on investments	0.21	1.97	(1.92)	(0.23)	(0.49)

Total from investment operations	0.16	1.84	(2.06)	(0.39)	(0.52)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.06)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.06)

Net asset value, end of period	$8.99	$8.83	$6.99	$9.05	$9.44

Total return	1.81%	26.32%	-22.76%	-4.13%	-5.32%
Net assets, end of period (in millions)	$8	$5	$2	$2	$2
Ratio of expenses to average net assets including voluntary expense waiver(2)	2.53%	2.85%	2.93%	2.98%	2.53	%(3)
Ratio of net investment loss to average net assets including voluntary expense waiver(2)	-1.30%	-2.16%	-1.87%	-1.79%	-0.60	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver(2)	-	-	3.31%	3.19%	3.00	%(3)
Ratio of net investment loss to average net assets excluding voluntary expense waiver(2)	-	-	-2.25%	-2.00%	-1.07	%(3)
Portfolio turnover rate	131%	162%	72%	99%	75%
(1)Commencement of operations of the class.
(2)See Note 2.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY LARGE CAP GROWTH FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-3-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$8.99	$7.08	$9.10	$9.45	$10.00

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.11)	(0.10)	(0.12)	(0.00)
Net realized and unrealized gain (loss) on investments	0.28	2.02	(1.92)	(0.23)	(0.48)

Total from investment operations	0.19	1.91	(2.02)	(0.35)	(0.48)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.01)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.06)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.07)

Net asset value, end of period	$9.18	$8.99	$7.08	$9.10	$9.45

Total return	2.11%	26.98%	-22.28%	-3.60%	-4.93%
Net assets, end of period (in millions)	$12	$11	$4	$7	$7
Ratio of expenses to average net assets including voluntary expense waiver(2)	2.25%	2.44%	2.26%	2.51%	2.06	%(3)
Ratio of net investment loss to average net assets including voluntary expense waiver(2)	-1.06%	-1.75%	-1.20%	-1.31%	-0.08	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver(2)	2.28%	-	2.64%	2.68%	2.44	%(3)
Ratio of net investment loss to average net assets excluding voluntary expense waiver(2)	-1.09%	-	-1.58%	-1.48%	-0.46	%(3)
Portfolio turnover rate	131%	162%	72%	99%	75%
(1)Commencement of operations of the class.
(2)See Note 2.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY LARGE CAP GROWTH FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-6-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$9.32	$7.26	$9.22	$9.48	$10.02

Income (loss) from investment operations:
Net investment income (loss)	0.00	(0.03)	(0.30)	(0.01)	0.09
Net realized and unrealized gain (loss) on investments	0.30	2.09	(1.66)	(0.25)	(0.50)

Total from investment operations	0.30	2.06	(1.96)	(0.26)	(0.41)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.07)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.06)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.13)

Net asset value, end of period	$9.62	$9.32	$7.26	$9.22	$9.48

Total return	3.22%	28.38%	-21.26%	-2.74%	-4.38%
Net assets, end of period (in thousands)	$49,661	$59,483	$892	$768	$279
Ratio of expenses to average net assets including voluntary expense waiver(2)	1.20%	1.26%	1.05%	1.36%	1.13	%(3)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver(2)	-0.01%	-0.64%	0.00%	-0.20%	1.11	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver(2)	1.25%	-	1.43%	1.45%	1.34	%(3)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver(2)	-0.06%	-	-0.38%	-0.29%	0.90	%(3)
Portfolio turnover rate	131%	162%	72%	99%	75%
(1)Commencement of operations of the class.
(2)See Note 2.
(3)Annualized.

See Notes to Financial Statements.

Manager's Discussion of
Ivy Limited-Term Bond Fund
      March 31, 2005

An interview with W. Patrick Sterner, CFA, portfolio manager of the Ivy Limited-Term Bond Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund underperformed its benchmark during a challenging period, with Class C shares of the Fund declining 1.45 percent over the fiscal year. In comparison, the Citigroup 1-5 Years Treasury/Government Sponsored/Credit Index (reflecting the performance of securities generally representing the limited-term sector of the bond market) declined 0.51 percent for the fiscal year, while the Lipper Short-Intermediate Investment Grade Debt Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) decreased 0.33 percent. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

Why did the Fund lag its benchmark index during the fiscal year?

Returns during the fiscal year were negatively impacted by the short maturity of the Fund. The yield curve flattened dramatically during the period, as rates on short and intermediate maturities rose while longer rates actually declined. The yield on the two-year Treasury note increased from 1.57 percent to 3.78 percent, or 221 basis points, over the period, while the 30-year U.S. Treasury declined from 4.78 percent to 4.75 percent. This flattening of the yield curve allowed long-maturity bonds to outperform shorter-term bonds on a total return basis, with long-term U.S. Treasury bonds outperforming intermediate-term U.S. Treasuries. The Fund lacked significant exposure to securities with maturities longer than five years, and therefore didn't capture the additional return provided by these bonds.

However, there were several factors that contributed positively to the Fund's performance over the past year. The most important was an overweighting in both corporate bonds and mortgage-backed securities, which were the best-performing sectors of the fixed income market last year. In addition, we believe that exposure to waste-disposal companies, defense contractors and electric utilities within the corporate sector helped enhance overall return.

What other market conditions or events influenced the Fund's performance during the fiscal year?

A steadily growing economy and improving corporate credit fundamentals were reflected in the market, as spreads on corporate bonds continued to tighten. The tightening was most pronounced in lower-rated securities. Over the last 12 months, Baa-rated bonds outperformed AA-rated bonds. The Fund held over 25 percent in Baa securities, but their short maturity held back relative performance.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Our management style attempts to identify relative value opportunities between sectors of the market. Those sectors include U.S. Treasuries, agencies, corporates and mortgage-backed securities. We expected interest rates to increase gradually over the year, which typically would favor mortgage-backed securities with limited extension risk, and we also felt that intermediate corporate bonds offered good value. As a result, we emphasized those sectors in the Fund, which we feel helped overall performance.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

We anticipate that interest rates likely will move higher over the new fiscal year, as economic growth continues to be solid. We believe the Federal Reserve likely will remain on a course of raising short-term rates at least until they feel a neutral federal funds level is reached. We also believe that corporate credit spreads are still so tight that there is little upside potential in owning corporate bonds, except in selected names.

With this backdrop, we intend to continue to remain short duration while emphasizing mortgage-backed securities with what we believe is limited extension risk.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Please note that securities issued by certain U.S. Government-sponsored entities, including the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Banks ("FHLBs") are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government.

Comparison of Change in Value of
$10,000 Investment
Ivy Limited-Term Bond Fund, Class C Shares(1)	$15,224
Citigroup 1-5 Years Treasury/Government Sponsored/Credit Index	$18,028
Lipper Short-Intermediate Investment Grade Debt Funds Universe Average	$17,279

IVY LIMITED-TERM BOND FUND CLASS C SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY LIMITED-TERM BOND FUND CLASS C SHARES	CITIGROUP 1-5 YEARS TREASURY/GOVT. SPONSORED/ CREDIT INDEX	LIPPER SHORT INTERMEDIATE INVESTMENT GRADE DEBT FUNDS UNIVERSE AVERAGE

MARCH	1995	10,000	10,000	10,000
MARCH	1996	10,741	10,861	10,891
MARCH	1997	11,118	11,422	11,413
MARCH	1998	11,913	12,377	12,415
MARCH	1999	12,467	13,178	13,085
MARCH	2000	12,559	13,572	13,349
MARCH	2001	13,749	15,077	14,755
MARCH	2002	14,362	15,921	15,357
MARCH	2003	15,111	17,413	16,676
MARCH	2004	15,448	18,120	17,337
MARCH	2005	15,224	18,028	17,279

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C(3)	Class Y

1-year period ended 3-31-05	-3.09%	-5.38%	-1.45%	-0.49%
5-year period ended 3-31-05	--	--	3.92%	4.90%
10-year period ended 3-31-05	--	--	4.29%	--
Since inception of Class through 3-31-05(4)	3.96%	3.36%	--	4.69%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 2.50%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)8-17-00 for Class A shares, 7-3-00 for Class B shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY LIMITED-TERM BOND FUND
Portfolio Highlights

On March 31, 2005, Ivy Limited-Term Bond Fund had net assets totaling $63,824,772 invested in a diversified portfolio of:

49.90%	United States Government and Government Agency Securities
48.32%	Corporate Debt Securities
1.78%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Corporate Debt Securities	$48.32
United States Government Agency Mortgage-Backed Securities	$24.88
United States Government Treasury Securities	$18.81
United States Government Agency Securities	$6.21
Cash and Cash Equivalents	$1.78

On March 31, 2005, the breakdown of bonds (by ratings) held by the Fund was as follows:

AAA	49.90%
A	18.85%
BBB	29.47%
Cash and Cash Equivalents	1.78%

The Investments of Ivy Limited-Term Bond Fund
March 31, 2005
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Aircraft - 2.97%
Raytheon Company,
6.75%, 8-15-07	$1,800	$1,893,866

Broadcasting - 1.28%
Clear Channel Communications, Inc.,
4.625%, 1-15-08	829	819,472

Business Equipment and Services - 3.32%
USA Waste Services, Inc.,
7.125%, 10-1-07	2,000	2,121,330

Capital Equipment - 1.27%
John Deere Capital Corporation,
5.125%, 10-19-06	800	812,598

Chemicals - Specialty - 1.97%
Praxair, Inc.,
4.75%, 7-15-07	1,250	1,259,641

Finance Companies - 5.55%
Ford Motor Credit Company,
6.875%, 2-1-06	2,000	2,027,196
General Motors Acceptance Corporation,
6.625%, 10-15-05	1,500	1,511,256
		3,538,452
Food and Related - 1.10%
Kellogg Company,
4.875%, 10-15-05	700	703,521

Multiple Industry - 8.00%
Honeywell International Inc.,
6.875%, 10-3-05	1,100	1,117,065
Household Finance Corporation,
6.5%, 1-24-06	950	970,283
Kansas City Power & Light Company,
7.125%, 12-15-05	950	971,993
National Rural Utilities Cooperative Finance Corporation,
6.0%, 5-15-06	2,000	2,044,636
		5,103,977
Petroleum - International - 3.24%
Anadarko Petroleum Corporation,
5.375%, 3-1-07	2,025	2,069,048

Railroad - 6.43%
Norfolk Southern Corporation,
7.35%, 5-15-07	1,850	1,960,921
Union Pacific Corporation:
7.6%, 5-1-05	1,595	1,599,493
6.7%, 12-1-06	525	545,809
		4,106,223
Security and Commodity Brokers - 0.95%
CIT Group Holdings, Inc. (The),
6.625%, 6-15-05	600	604,099

Utilities - Electric - 8.87%
Dominion Resources, Inc.,
7.625%, 7-15-05	2,200	2,226,668
FPL Group Capital Inc,
6.125%, 5-15-07	2,000	2,074,726
PacifiCorp,
6.75%, 4-1-05	1,000	1,000,000
Wisconsin Energy Corporation,
5.875%, 4-1-06	350	356,562
		5,657,956
Utilities - Telephone - 3.37%
GTE Corporation,
6.36%, 4-15-06	2,100	2,147,405

TOTAL CORPORATE DEBT SECURITIES - 48.32%		$30,837,588

(Cost: $30,891,406)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 6.21%
Federal Home Loan Mortgage Corporation,
3.625%, 9-15-08	2,000	1,958,168
Federal National Mortgage Association,
4.25%, 7-15-07	2,000	2,006,666
		3,964,834
Mortgage-Backed Obligations - 24.88%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
4.0%, 12-15-12	898	884,391
3.5%, 12-15-16	1,218	1,176,899
5.5%, 7-15-17 (Interest Only)	1,000	86,434
5.5%, 10-15-23 (Interest Only)	4,865	433,609
5.5%, 4-15-24 (Interest Only)	1,496	164,648
5.0%, 6-15-24 (Interest Only)	2,000	287,010
4.0%, 11-15-32	1,324	1,286,089
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
4.5%, 5-1-10	966	962,972
5.5%, 2-1-16	87	89,034
5.5%, 1-1-17	269	274,644
5.5%, 5-1-17	260	265,335
4.5%, 4-1-18	1,468	1,439,927
Federal National Mortgage Association Agency REMIC/CMO (Interest Only),
5.0%, 3-25-16	1,607	120,788
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
8.0%, 2-1-08	2	2,437
6.5%, 12-1-10	36	37,762
6.0%, 1-1-11	43	43,787
6.5%, 2-1-11	65	68,370
7.0%, 5-1-11	30	31,586
7.0%, 7-1-11	27	28,245
7.0%, 9-1-12	25	25,748
6.0%, 11-1-13	72	74,184
7.0%, 9-1-14	45	47,404
7.0%, 10-1-14	54	56,950
6.0%, 6-1-16	46	47,628
6.5%, 6-1-16	106	111,228
5.5%, 2-1-17	820	836,925
5.0%, 11-1-17	934	935,296
5.5%, 1-1-18	956	974,936
7.0%, 4-1-26	29	30,763
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
6.5%, 1-15-14	86	90,457
6.0%, 5-15-14	232	241,053
5.5%, 1-15-17	425	436,910
6.0%, 1-15-17	300	310,995
5.5%, 7-15-17	823	846,681
5.0%, 12-15-17	1,331	1,347,227
4.0%, 9-15-18	1,653	1,592,487
7.0%, 10-15-28	66	69,385
7.0%, 4-15-29	41	43,758
7.0%, 7-15-29	74	78,015
		15,881,997
Treasury Obligations - 18.81%
United States Treasury Notes:
4.75%, 11-15-08	2,000	2,047,968
3.125%, 4-15-09	2,000	1,928,672
4.0%, 3-15-10	2,000	1,984,376
5.0%, 8-15-11	2,000	2,077,812
4.375%, 8-15-12	2,000	2,004,688
4.25%, 8-15-14	2,000	1,961,250
		12,004,766

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 49.90%		$31,851,597

(Cost: $32,147,518)

SHORT-TERM SECURITY - 0.63%

Forest and Paper Products
Sonoco Products Co.,
2.88%, 4-1-05	400	400,000
(Cost: $400,000)

TOTAL INVESTMENT SECURITIES - 98.85%		$63,089,185

(Cost: $63,438,924)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.15%		735,587

NET ASSETS - 100.00%		$63,824,772

Notes to Schedule of Investments
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY LIMITED-TERM BOND FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $63,439) (Notes 1 and 3)	$63,089
Receivables:
Interest	877
Fund shares sold	155
Prepaid and other assets	18

Total assets	64,139

LIABILITIES
Payable to Fund shareholders	221
Accrued shareholder servicing (Note 2)	25
Due to custodian	24
Dividends payable	19
Accrued accounting services fee (Note 2)	4
Accrued distribution and service fees (Note 2)	1
Accrued management fee (Note 2)	1
Other	19

Total liabilities	314

Total net assets	$63,825

NET ASSETS
$0.01 par value capital stock:
Capital stock	$63
Additional paid-in capital	64,697
Accumulated undistributed loss:
Accumulated undistributed net realized loss on investment transactions	(585)
Net unrealized depreciation in value of investments	(350)

Net assets applicable to outstanding units of capital	$63,825

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.14
Class B	$10.14
Class C	$10.14
Class Y	$10.14
Capital shares outstanding:
Class A	3,794
Class B	655
Class C	1,667
Class Y	176
Capital shares authorized	200,000

See Notes to Financial Statements.

Statement of Operations
      IVY LIMITED-TERM BOND FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$2,660

Expenses (Note 2):
Investment management fee	333
Distribution fee:
Class A	27
Class B	48
Class C	146
Shareholder servicing:
Class A	92
Class B	26
Class C	70
Class Y	3
Service fee:
Class A	70
Class B	16
Class C	49
Class Y	5
Accounting services fee	45
Audit fees	17
Legal fees	14
Custodian fees	10
Other	103

Total expenses	1,074

Net investment income	1,586

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(80)
Unrealized depreciation in value of investments during the period	(2,076)

Net loss on investments	(2,156)

Net decrease in net assets resulting from operations	$(570)

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY LIMITED-TERM BOND FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2005	2004

DECREASE IN NET ASSETS
Operations:
Net investment income	$1,586	$1,765
Realized net gain (loss) on investments	(80)	249
Unrealized depreciation	(2,076)	(87)

Net increase (decrease) in net assets resulting from operations	(570)	1,927

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(1,057)	(1,111)
Class B	(114)	(110)
Class C	(359)	(493)
Class Y	(56)	(51)
Realized gains on investment transactions:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	(1,586)	(1,765)

Capital share transactions (Note 5)	1,791	(13,816)

Total decrease	(365)	(13,654)
NET ASSETS
Beginning of period	64,190	77,844

End of period	$63,825	$64,190

Undistributed net investment income	$-	$-

(1)See "Financial Highlights" on pages 128 - 131.

See Notes to Financial Statements.

Financial Highlights
      IVY LIMITED-TERM BOND FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 8-17-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$10.48	$10.45	$10.20	$10.17	$9.84

Income (loss) from investment operations:
Net investment income	0.28	0.29	0.36	0.51	0.36
Net realized and unrealized gain (loss) on investments	(0.34)	0.03	0.25	0.03	0.33

Total from investment operations	(0.06)	0.32	0.61	0.54	0.69

Less distributions from:
Net investment income	(0.28)	(0.29)	(0.36)	(0.51)	(0.36)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.28)	(0.29)	(0.36)	(0.51)	(0.36)

Net asset value, end of period	$10.14	$10.48	$10.45	$10.20	$10.17

Total return(2)	-0.60%	3.13%	6.15%	5.42%	7.01%
Net assets, end of period (in thousands)	$38,482	$34,970	$39,765	$6,124	$494
Ratio of expenses to average net assets including voluntary expense waiver	1.27%	1.18%	1.09%	1.04%	0.85	%(3)
Ratio of net investment income to average net assets including voluntary expense waiver	2.71%	2.79%	3.32%	4.76%	5.83	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (4)	- (4)	- (4)	1.19%	1.09	%(3)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (4)	- (4)	- (4)	4.61%	5.59	%(3)
Portfolio turnover rate	36%	30%	49%	33%	16	%(5)
(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.
(5)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY LIMITED-TERM BOND FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-3-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$10.48	$10.45	$10.20	$10.17	$9.80

Income (loss) from investment operations:
Net investment income	0.18	0.19	0.27	0.42	0.36
Net realized and unrealized gain (loss) on investments	(0.34)	0.03	0.25	0.03	0.37

Total from investment operations	(0.16)	0.22	0.52	0.45	0.73

Less distributions from:
Net investment income	(0.18)	(0.19)	(0.27)	(0.42)	(0.36)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.18)	(0.19)	(0.27)	(0.42)	(0.36)

Net asset value, end of period	$10.14	$10.48	$10.45	$10.20	$10.17

Total return	-1.51%	2.18%	5.18%	4.52%	7.54%
Net assets, end of period (in thousands)	$6,649	$5,812	$5,471	$1,419	$425
Ratio of expenses to average net assets including voluntary expense waiver	2.20%	2.11%	2.01%	1.88%	1.81	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	1.78%	1.86%	2.47%	4.02%	4.91	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	- (3)	- (3)	2.15%	2.33	%(2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (3)	- (3)	- (3)	3.76%	4.39	%(2)
Portfolio turnover rate	36%	30%	49%	33%	16	%(4)
(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.
(4)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY LIMITED-TERM BOND FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$10.48	$10.45	$10.20	$10.17	$9.76

Income (loss) from investment operations:
Net investment income	0.19	0.20	0.27	0.42	0.48
Net realized and unrealized gain (loss) on investments	(0.34)	0.03	0.25	0.03	0.41

Total from investment operations	(0.15)	0.23	0.52	0.45	0.89

Less distributions from:
Net investment income	(0.19)	(0.20)	(0.27)	(0.42)	(0.48)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.19)	(0.20)	(0.27)	(0.42)	(0.48)

Net asset value, end of period	$10.14	$10.48	$10.45	$10.20	$10.17

Total return	-1.45%	2.23%	5.22%	4.46%	9.48%
Net assets, end of period (in millions)	$17	$22	$30	$20	$18
Ratio of expenses to average net assets including voluntary expense waiver	2.14%	2.05%	1.98%	1.94%	1.82%
Ratio of net investment income to average net assets including voluntary expense waiver	1.84%	1.92%	2.59%	4.04%	4.97%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (1)	- (1)	- (1)	2.21%	2.34%
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (1)	- (1)	- (1)	3.77%	4.44%
Portfolio turnover rate	36%	30%	49%	33%	16%
(1)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
      IVY LIMITED-TERM BOND FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$10.48	$10.45	$10.20	$10.17	$9.76

Income (loss) from investment operations:
Net investment income	0.29	0.29	0.36	0.51	0.59
Net realized and unrealized gain (loss) on investments	(0.34)	0.03	0.25	0.03	0.41

Total from investment operations	(0.05)	0.32	0.61	0.54	1.00

Less distributions from:
Net investment income	(0.29)	(0.29)	(0.36)	(0.51)	(0.59)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.29)	(0.29)	(0.36)	(0.51)	(0.59)

Net asset value, end of period	$10.14	$10.48	$10.45	$10.20	$10.17

Total return	-0.49%	3.18%	6.14%	5.41%	10.56%
Net assets, end of period (in millions)	$2	$2	$2	$1	$2
Ratio of expenses to average net assets including voluntary expense waiver	1.16%	1.13%	1.09%	1.04%	0.83%
Ratio of net investment income to average net assets including voluntary expense waiver	2.82%	2.83%	3.42%	4.97%	5.95%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (1)	- (1)	- (1)	1.18%	1.07%
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (1)	- (1)	- (1)	4.83%	5.71%
Portfolio turnover rate	36%	30%	49%	33%	16%
(1)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Manager's Discussion of
Ivy Mid Cap Growth Fund
      March 31, 2005

An interview with Kimberly A. Scott, CFA, portfolio manager of the Ivy Mid Cap Growth Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund's Class A shares increased 9.90 percent for the period, before the impact of sales charges, compared with the Russell Mid-Cap Growth Index (generally reflecting the performance of securities that represent the mid cap sector of the stock market), which increased 8.31 percent during the same period, and the Lipper Mid-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 5.21 percent for the period.

Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors impacted the Fund's performance relative to its benchmark index during the fiscal year?

Positive stock selection across a number of sectors was the primary contributor to performance over the period, in our view. Additionally, several sectors in which we were overweight relative to our benchmark, namely energy and financials, were sectors that outperformed the respective sector in the benchmark, and added nicely to the Fund's total return. One area that detracted from performance was health care, a sector in which we had an overweight position and poorly performing stocks. Our biotechnology stocks were particularly disappointing during the fiscal year.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The performance of mid-cap growth stocks was uninspiring for much of the 12-month period through March of 2005. Stocks struggled against the twin specters of rapidly rising energy prices and higher interest rates, even though earnings trends remained strong. Stocks rallied strongly later in the calendar year, however, helping to generate a solid return for the year, but then quickly lost momentum in early 2005, as concerns over reaccelerating energy prices and rising interest rates came to the fore once again. The energy and utilities sectors did quite well over the fiscal year. More traditionally defensive sectors, such as health care and consumer staples, performed better than the index for the year, while the more cyclical and interest-rate-sensitive sectors, such as technology, consumer discretionary, and financials, underperformed the index.

What strategies and techniques did you employ that specifically affected the Fund's performance?

We believe that stock selection helped Fund performance over the fiscal year. Our focus on premier growth companies with strong, sustainable and highly visible earnings growth opportunities paid off, as it appears that many other investors also came to appreciate these companies. In addition, we were unwilling to react to every negative news item and data point, particularly early in the year. This allowed us to remain invested in a portfolio of stocks in which we had high conviction, and we feel that our patience was rewarded as the markets reacted to good earnings and returns later in the year.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Areas of emphasis for the Fund during the period, relative to the benchmark index, included health care, consumer staples, energy and financial services. We were disappointed with the performance of our health care names, particularly our stocks in the biotechnology area. However, we intend to continue to emphasize health care, as we like the long-term and consistent growth characteristics of this sector, as well as its selection of higher-quality names. We believe that health care stocks likely will draw greater investor interest this year, as we expect the market to become more defensive. In addition, we expect to see considerable merger and acquisition activity in this sector, as we believe that many large health care companies, especially in the pharmaceutical area, are likely to spend cash holdings to supplement their growth.

We are still slightly overweight in energy, and will likely maintain the overweight given the positive secular supply/demand characteristics of the industry. However, we are concerned that energy prices may have become extended in the near term, and we believe any correction in the price of the commodity may cause a downdraft in the price of the stocks. We would likely use such a move to increase our exposure to the energy sector. We like the consumer staples area for its defensive characteristics and generally healthy dividend yields on many stocks in the sector. We believe there are opportunities throughout consumer staples to invest in companies that are reinvigorating their businesses with smart operating changes.

We continue to like select areas of the technology sector, such as storage networking, but are unlikely to overweight this group given the high valuations and increasingly commodity-like nature of the business. We have been overweight in financial services, but will likely become more selective and less exposed there in the future. We are also less enthusiastic about consumer-discretionary investments, as we believe consumers are facing many challenges, namely higher interest rates, higher energy prices and consistently increasing health care expenses. Generally, we believe that investors will prefer higher-quality companies that have the potential to produce consistent revenue and earnings growth, as we believe the economic cycle is certainly mature.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Mid Cap Growth Fund, Class A Shares(1)	$9,782
Russell Mid-Cap Growth Index	$7,391
Lipper Mid-Cap Growth Funds Universe Average	$7,648

IVY MID CAP GROWTH FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY MID CAP GROWTH FUND CLASS A SHARES	RUSSELL MID-CAP GROWTH INDEX	LIPPER MID-CAP GROWTH FUNDS UNIVERSE AVERAGE

JUNE	6/30/00	9,425	10,000	10,000
MARCH	2001	8,871	5,899	6,971
MARCH	2002	8,723	6,170	6,958
MARCH	2003	6,531	4,560	5,072
MARCH	2004	8,901	6,824	7,269
MARCH	2005	9,782	7,391	7,648

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 3-31-05	3.58%	4.57%	9.14%	10.45%
5-year period ended 3-31-05	--	--	--	--
10-year period ended 3-31-05	--	--	--	--
Since inception of Class through 3-31-05(3)	-0.46%	-0.93%	-0.11%	0.52%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)6-30-00 for Class A shares, 7-6-00 for Class B shares, 7-3-00 for Class C shares and 7-10-00 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY MID CAP GROWTH FUND
Portfolio Highlights

On March 31, 2005, the Ivy Mid Cap Growth Fund had net assets totaling $91,947,473 invested in a diversified portfolio of:

96.41%	Common Stocks
3.59%	Cash and Cash Equivalents and Options

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Health Care Stocks	$21.25
Technology Stocks	$17.67
Business Equipment and Services Stocks	$16.24
Financial Services Stocks	$9.80
Consumer Nondurables Stocks	$7.29
Consumer Services Stocks	$6.98
Capital Goods Stocks	$6.07
Miscellaneous Stocks	$5.78
Energy Stocks	$5.33
Cash and Cash Equivalents and Options	$3.59

The Investments of Ivy Mid Cap Growth Fund
March 31, 2005
COMMON STOCKS	Shares	Value

Aircraft - 1.53%
L-3 Communications Holdings, Inc.	19,800	$1,406,196

Banks - 5.04%
Northern Trust Corporation	39,300	1,709,747
Southwest Bancorporation of Texas, Inc.	31,000	566,680
Synovus Financial Corp.	84,600	2,356,956
		4,633,383
Beverages - 2.89%
Brown-Forman Corporation, Class B	24,600	1,346,850
Coca-Cola Enterprises Inc.	63,750	1,308,150
		2,655,000
Broadcasting - 1.08%
Cox Radio, Inc., Class A*	59,200	995,152

Business Equipment and Services - 5.77%
Cintas Corporation	32,500	1,343,712
Lamar Advertising Company*	57,350	2,310,345
Stericycle, Inc.*	37,300	1,648,474
		5,302,531
Capital Equipment - 2.08%
IDEX Corporation	47,475	1,915,616

Communications Equipment - 1.05%
Juniper Networks, Inc.*	43,800	966,447

Computers - Micro - 4.38%
Apple Computer, Inc. (A)*	86,400	3,607,200
Sun Microsystems, Inc.*	104,100	420,044
		4,027,244
Computers - Peripherals - 2.53%
EMC Corporation*	96,700	1,191,344
Mercury Interactive Corporation*	23,950	1,133,913
		2,325,257
Cosmetics and Toiletries - 2.63%
Estee Lauder Companies Inc. (The), Class A	53,750	2,417,675

Electrical Equipment - 1.55%
Molex Incorporated	8,900	234,826
Molex Incorporated, Class A	50,450	1,189,359
		1,424,185
Electronic Components - 6.64%
Analog Devices, Inc.	24,900	899,886
Broadcom Corporation, Class A*	38,350	1,150,308
Microchip Technology Incorporated	55,650	1,445,509
Network Appliance, Inc.*	86,150	2,382,909
Semtech Corporation*	12,700	226,695
		6,105,307
Electronic Instruments - 1.54%
Lam Research Corporation*	49,150	1,418,715

Food and Related - 1.77%
Hershey Foods Corporation	26,950	1,629,397

Health Care - Drugs - 7.76%
Allergan, Inc.	30,900	2,146,623
Cephalon, Inc.*	24,000	1,123,800
Eyetech Pharmaceuticals, Inc.*	15,100	415,174
Forest Laboratories, Inc.*	10,950	404,602
Gilead Sciences, Inc.*	41,200	1,474,754
ICOS Corporation*	37,300	835,333
Neurocrine Biosciences, Inc.*	19,300	733,786
		7,134,072
Health Care - General - 6.05%
Biomet, Inc.	51,925	1,886,695
Gen-Probe Incorporated*	12,000	536,400
Kyphon Inc.*	38,250	961,031
Schein (Henry), Inc.*	61,050	2,184,369
		5,568,495
Hospital Supply and Management - 7.44%
Bard (C. R.), Inc.	48,700	3,315,496
Health Management Associates, Inc., Class A	53,950	1,412,411
Laboratory Corporation of America Holdings*	43,800	2,111,160
		6,839,067
Hotels and Gaming - 2.16%
Orient-Express Hotels Ltd.	12,200	318,420
Starwood Hotels & Resorts Worldwide, Inc.	27,750	1,665,833
		1,984,253
Metal Fabrication - 2.44%
Fastenal Company	40,550	2,242,415

Motor Vehicles - 1.10%
Harley-Davidson, Inc.	17,500	1,010,800

Multiple Industry - 1.29%
AXIS Capital Holdings Limited	44,000	1,189,760

Petroleum - Domestic - 1.11%
XTO Energy Inc. (A)	31,066	1,020,207

Petroleum - International - 3.70%
Burlington Resources Inc. (A)	45,750	2,290,702
Noble Energy, Inc. (A)	16,300	1,108,726
		3,399,428
Petroleum - Services - 0.52%
Smith International, Inc. (A)*	7,650	479,885

Publishing - 3.74%
Getty Images, Inc.*	35,150	2,499,517
Meredith Corporation	20,050	937,337
		3,436,854
Retail - Food Stores - 0.54%
Longs Drug Stores Corporation	14,450	494,479

Retail - General Merchandise - 1.28%
Nordstrom, Inc.	21,200	1,174,056

Security and Commodity Brokers - 4.76%
Ameritrade Holding Corporation*	123,350	1,260,637
Chicago Mercantile Exchange Holdings Inc.	10,600	2,056,718
Prudential Financial, Inc.	18,448	1,058,915
		4,376,270
Timesharing and Software - 10.47%
Alliance Data Systems Corporation*	66,050	2,668,420
eBay Inc.*	74,100	2,760,595
Global Payments Inc.	16,500	1,064,085
Paychex, Inc.	61,000	2,004,460
Total System Services, Inc.	45,150	1,128,299
		9,625,859
Trucking and Shipping - 1.57%
C.H. Robinson Worldwide, Inc.	28,050	1,444,435

TOTAL COMMON STOCKS - 96.41%		$88,642,440

(Cost: $66,781,103)

PUT OPTIONS - 0.00%	Number of Contracts

Burlington Resources Inc., April 43, Expires 4-16-05	457	1,325
Noble Energy, Inc., April 58.5, Expires 4-16-05	163	18
Smith International, Inc., April 57.5, Expires 4-16-05	76	1,145
XTO Energy Inc., April 27.375, Expires 4-16-05	232	441
(Cost: $82,360)		$2,929

SHORT-TERM SERCURITY - 3.53%	Principal Amount in Thousands

Food and Related
McCormick & Co. Inc.,
2.83%, 4-1-05	$3,250	3,250,000
(Cost: $3,250,000)

TOTAL INVESTMENT SECURITIES - 99.94%		$91,895,369

(Cost: $70,113,463)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.06%		52,104

NET ASSETS - 100.00%		$91,947,473

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Securities serves as cover for the following written call options outstanding as of March 31, 2005. (See Note 6 to financial statements):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

Apple Computer, Inc.	220	April/45	$17,594	$16,500
Apple Computer, Inc.	220	April/47.5	11,979	6,600
Burlington Resources Inc.	457	April/51.5	18,280	34,184
Noble Energy, Inc.	163	April/69	5,216	15,390
Smith International, Inc.	76	April/68	4,902	449
XTO Energy Inc.	232	April/33.375	8,468	22,438

			$66,439	$95,561

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY MID CAP GROWTH FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $70,113) (Notes 1 and 3)	$91,895
Receivables:
Fund shares sold	229
Dividends and interest	56
Prepaid and other assets	34

Total assets	92,214

LIABILITIES
Payable to Fund shareholders	98
Outstanding written options at market (premium received - $66) (Note 6)	96
Accrued shareholder servicing (Note 2)	43
Due to custodian	23
Accrued accounting services fee (Note 2)	4
Accrued management fee (Note 2)	2
Accrued distribution and service fees (Note 2)	1

Total liabilities	267

Total net assets	$91,947

NET ASSETS
$0.01 par value capital stock:
Capital stock	$93
Additional paid-in capital	116,778
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(7)
Accumulated undistributed net realized loss on investment transactions	(46,670)
Net unrealized appreciation in value of securities	21,753

Net assets applicable to outstanding units of capital	$91,947

Net asset value per share (net assets divided by shares outstanding):
Class A	$9.99
Class B	$9.50
Class C	$9.67
Class Y	$10.04
Capital shares outstanding:
Class A	6,794
Class B	1,117
Class C	1,191
Class Y	195
Capital shares authorized	350,000

See Notes to Financial Statements.

Statement of Operations
      IVY MID CAP GROWTH FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends	$508
Interest and amortization	74

Total income	582

Expenses (Note 2):
Investment management fee	707
Shareholder servicing:
Class A	231
Class B	79
Class C	43
Class Y	3
Distribution fee:
Class A	30
Class B	82
Class C	80
Service fee:
Class A	120
Class B	27
Class C	27
Class Y	4
Accounting services fee	46
Audit fees	21
Legal fees	18
Custodian fees	11
Other	85

Total	1,614
Less expenses in excess of voluntary limit (Note 2)	(43)

Total expenses	1,571

Net investment loss	(989)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	2,285
Realized net gain on purchased options	218
Realized net loss on written options	(301)

Realized net gain on investments	2,202

Unrealized appreciation in value of securities during the period	6,593
Unrealized depreciation in value of purchased options during the period	(79)
Unrealized depreciation in value of written options during the period	(42)

Unrealized appreciation in value of investments during the period	6,472

Net gain on investments	8,674

Net increase in net assets resulting from operations	$7,685

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY MID CAP GROWTH FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(989)	$(820)
Realized net gain (loss) on investments	2,202	(874)
Unrealized appreciation	6,472	14,284

Net increase in net assets resulting from operations	7,685	12,590

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-
Realized gains on investment transactions:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	-	-

Capital share transactions (Note 5)	11,632	41,350

Total increase	19,317	53,940
NET ASSETS
Beginning of period	72,630	18,690

End of period	$91,947	$72,630

Undistributed net investment loss	$(7)	$(2)

(1)See "Financial Highlights" on pages 143 - 146.

See Notes to Financial Statements.

Financial Highlights
      IVY MID CAP GROWTH FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 6-30-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$9.09	$6.67	$8.91	$9.11	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.08)	(0.05)	0.02	0.11
Net realized and unrealized gain (loss) on investments	0.99	2.50	(2.19)	(0.17)	(0.65)

Total from investment operations	0.90	2.42	(2.24)	(0.15)	(0.54)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)*	(0.05)	(0.06)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.29)

Total distributions	(0.00)	(0.00)	(0.00)	(0.05)	(0.35)

Net asset value, end of period	$9.99	$9.09	$6.67	$8.91	$9.11

Total return(2)	9.90%	36.28%	-25.13%	-1.67%	-5.88%
Net assets, end of period (in millions)	$68	$50	$14	$15	$11
Ratio of expenses to average net assets including voluntary expense waiver	1.65%	1.84%	1.17%	1.17%	1.01	%(3)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-0.95%	-1.20%	-0.49%	0.34%	1.85	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.70%	1.89%	2.02%	1.84%	1.65	%(3)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	-1.00%	-1.25%	-1.34%	-0.33%	1.21	%(3)
Portfolio turnover rate	25%	24%	36%	39%	110%
*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY MID CAP GROWTH FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-6-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$8.75	$6.49	$8.81	$9.07	$10.01

Income (loss) from investment operations:
Net investment income (loss)	(0.23)	(0.17)	(0.14)	(0.09)	0.02
Net realized and unrealized gain (loss) on investments	0.98	2.43	(2.18)	(0.17)	(0.66)

Total from investment operations	0.75	2.26	(2.32)	(0.26)	(0.64)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.01)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.29)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.30)

Net asset value, end of period	$9.50	$8.75	$6.49	$8.81	$9.07

Total return	8.57%	34.82%	-26.33%	-2.87%	-6.85%
Net assets, end of period (in millions)	$11	$12	$2	$2	$2
Ratio of expenses to average net assets including voluntary expense waiver	2.81%	3.04%	2.73%	2.49%	2.40	%(2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-2.12%	-2.37%	-2.05%	-0.95%	0.44	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	-	3.09%	3.58%	3.90%	3.93	%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-	-2.43%	-2.90%	-2.37%	-1.09	%(2)
Portfolio turnover rate	25%	24%	36%	39%	110%
(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY MID CAP GROWTH FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-3-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$8.86	$6.56	$8.85	$9.08	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.13)	(0.10)	(0.05)	0.04
Net realized and unrealized gain (loss) on investments	0.96	2.43	(2.19)	(0.18)	(0.66)

Total from investment operations	0.81	2.30	(2.29)	(0.23)	(0.62)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.01)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.29)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.30)

Net asset value, end of period	$9.67	$8.86	$6.56	$8.85	$9.08

Total return	9.14%	35.06%	-25.88%	-2.53%	-6.58%
Net assets, end of period (in millions)	$11	$10	$3	$4	$4
Ratio of expenses to average net assets including voluntary expense waiver	2.35%	2.59%	2.18%	2.10%	1.99	%(2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-1.66%	-1.98%	-1.50%	-0.55%	0.84	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	2.46%	2.64%	3.03%	3.30%	3.26	%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-1.77%	-2.03%	-2.35%	-1.74%	-0.43	%(2)
Portfolio turnover rate	25%	24%	36%	39%	110%
(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY MID CAP GROWTH FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-10-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$9.09	$6.67	$8.91	$9.11	$10.23

Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.05)	(0.01)	0.00	0.11
Net realized and unrealized gain (loss) on investments	1.01	2.47	(2.20)	(0.14)	(0.88)

Total from investment operations	0.95	2.42	(2.21)	(0.14)	(0.77)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.03)	(0.06)	(0.06)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.29)

Total distributions	(0.00)	(0.00)	(0.03)	(0.06)	(0.35)

Net asset value, end of period	$10.04	$9.09	$6.67	$8.91	$9.11

Total return	10.45%	36.28%	-24.86%	-1.52%	-7.97%
Net assets, end of period (in thousands)	$1,961	$1,363	$329	$438	$184
Ratio of expenses to average net assets including voluntary expense waiver	1.25%	1.72%	0.86%	0.83%	1.03	%(2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-0.55%	-0.91%	-0.18%	0.50%	1.77	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.48%	1.77%	1.71%	1.30%	1.68	%(2)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	-0.78%	-0.96%	-1.03%	0.03%	1.11	%(2)
Portfolio turnover rate	25%	24%	36%	39%	110%
(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Ivy Money Market Fund
      March 31, 2005

An interview with Mira Stevovich, CFA, portfolio manager of the Ivy Money Market Fund

The following discussion and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund was competitive with peer group money market funds over the fiscal year. The yield on the Fund has increased gradually due to increases in the federal funds rate, which has translated into higher-yielding market rates of interest. The Fund's fiscal year started with the federal funds rate at a historically low 1 percent. As the economy improved, the Federal Reserve began to remove excess liquidity from the financial system in a slow and measured way. In June of 2004, the Federal Reserve voted to increase the federal funds rate one quarter-point, and continued to do so at each of its subsequent meetings. At the end of the fiscal year, the federal funds rate was 2.75 percent.

What factors affected performance during the fiscal year?

The increase in short-term interest rates positively affected the overall performance of the Fund. After a long period of low short-term interest rates, along with market sentiment that anticipated this environment to remain the same for a prolonged period of time, things began to change in the spring of 2004. The market began to incorporate higher future rates of interest into market rates, which provided the opportunity to invest in securities with higher yields.

Credit quality continued to play a role in the management and performance of the Fund. We remain vigilant in our review of companies and securities in which we invest. We continue to select investments that we believe to be of the highest credit quality, based on our strict credit risk constraints.

What market conditions or events influenced the Fund's performance during the fiscal year?

A decline in the supply of short-term securities was a factor in the Fund's return during the past year. Early in the fiscal year, companies that had contracted their businesses during the economic downturn, as well as those that had financed their businesses in the long-term bond market, continued borrowing less in the short-term market. However, as the economy expanded, companies began to increase their short-term financing, which increased the supply of securities in the short-term market.

However, counteracting this increased supply was the increasing number of investors that remained in the short-term market, anticipating each interest rate increase by the Federal Reserve. This slightly depressed the yields on securities with very short maturities. Also, uncertainty about the ultimate magnitude and timing of increases by the Federal Reserve made it difficult for the longer end of the money market yield curve to fully capture the anticipated future increases in short-term rates. Therefore, higher yields were available in one-year maturities; however, they did not fully reflect the anticipated increases in short-term rates. That also kept investors at the shorter end of the short-term market, which further depressed yields.

What strategies and techniques did you employ that specifically affected the Fund's performance?

As always, we carefully select securities that we feel are of the highest credit quality. This approach ultimately affects the Fund's yield, because high quality securities are issued at premium rates of interest (lower-yielding securities).

To attempt to compensate for this, we have tried to purchase longer-dated (higher-yielding) high-quality securities. We also have looked to certain sectors, such as taxable municipal securities, which have been offered at attractive rates of interest. In our view, floating rate taxable municipal and corporate securities have been an excellent investment vehicle during this increasing interest rate environment. The more frequent the rate change of the floating rate security, the quicker the interest rate increases are typically captured in the portfolio.

What industries did you emphasize during the fiscal year, and what looks attractive to you going forward?

We have emphasized investments of the highest credit quality during the fiscal year, and we intend to continue to do so going forward. We have also increased our exposure to floating rate securities in an attempt to take advantage of increasing rates of interest, and we intend to remain invested in them going forward. We have also added investments in asset-backed commercial paper from time-to-time, as they provide higher yields while also providing high credit quality.

Going forward, we plan to choose securities from all industries and sectors, including U.S. Treasury and government agency securities, when we feel that they look attractive on a relative basis.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Please remember that an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

SHAREHOLDER SUMMARY OF IVY MONEY MARKET FUND
Portfolio Highlights

On March 31, 2005, Ivy Money Market Fund had net assets totaling $45,600,867.

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Corporate Obligations - Notes	$38.80
Taxable Municipal Obligations	$24.87
Corporate Obligations - Commercial Paper	$21.99
United States Government Agency Obligations and Cash and Cash Equivalents	$9.73
Corporate Obligations - Certificates of Deposit	$4.61

The Investments of Ivy Money Market Fund
March 31, 2005
CORPORATE OBLIGATIONS	Principal Amount in Thousands	Value

Certificates of Deposit - 4.61%
Banks
Citibank, N.A.:
2.8%, 5-20-05	$1,900	$1,900,000
3.02%, 6-29-05	200	200,000
		2,100,000
Commercial Paper
Finance Companies - 3.28%
Ciesco, LLC,
2.79%, 4-14-05	1,500	1,498,489

Food and Related - 3.59%
Golden Peanut Co.,
2.9%, 5-27-05	250	248,872
McCormick & Co. Inc.:
2.8%, 5-3-05	500	498,755
2.95%, 8-16-05	900	889,896
		1,637,523
Household - General Products - 5.28%
Fortune Brands Inc.,
2.9%, 5-25-05	2,000	1,991,300
Procter & Gamble Company (The),
2.68%, 5-2-05	420	419,031
		2,410,331
Motor Vehicles - 1.31%
Harley-Davidson Funding Corp.,
2.9%, 5-25-05	600	597,390

Multiple Industry - 2.72%
General Electric Capital Corporation:
2.8%, 4-1-05	250	250,000
3.04%, 8-8-05	1,000	989,107
		1,239,107
Security and Commodity Brokers - 4.93%
Greenwich Capital Holdings Inc. (Royal Bank of Scotland PLC (The)),
2.86%, 4-1-05	1,306	1,306,000
UBS Finance Delaware LLC:
2.83%, 5-18-05	570	567,894
2.85%, 6-2-05	375	373,159
		2,247,053
Utilities - Telephone - 0.88%
SBC Communications Inc.,
2.7%, 4-5-05	400	399,880

Total Commercial Paper - 21.99%		10,029,773

Notes
Banks - 7.69%
Bank of America Corporation,
2.99%, 5-13-05	1,000	1,000,259
U.S. Bancorp,
4.75%, 6-30-05	800	804,742
Wells Fargo & Company:
2.76625%, 4-4-05	500	500,000
2.78%, 4-15-05	1,200	1,200,000
		3,505,001
Business Equipment and Services - 1.78%
Playworld Systems Incorporated, Taxable Variable Rate Demand/Fixed Rate Revenue Bonds, Series A of 1998 (Wachovia Bank, N.A.),
2.93%, 4-6-05	810	810,000

Computers - Main and Mini - 2.19%
International Business Machines Corporation,
2.72458%, 4-8-05	1,000	1,000,000

Electrical Equipment - 0.45%
Emerson Electric Co.,
7.875%, 6-1-05	205	206,931

Finance Companies - 2.78%
P&W Holdings, LLC, Taxable Variable Rate Demand Bonds, Series 2005 (Wachovia Bank, N.A.),
2.86%, 4-7-05	395	395,000
Park Street Properties I, LLC, Taxable Variable Rate Demand Notes, Series 2004 (University of Wisconsin - Madison Projects), (U.S. Bank, National Association),
2.81%, 4-7-05	875	875,000
		1,270,000
Food and Related - 2.07%
Unilever Capital Corporation,
6.875%, 11-1-05	925	945,533

Health Care - General - 2.16%
ACTS Retirement - Life Communities, Inc., Variable Rate Demand Bonds, Series 2003A (Bank of America, N.A.),
2.8%, 4-7-05	985	985,000

Hospital Supply and Management - 0.85%
Autumn House at Powder Mill, Inc., Taxable Variable Rate Demand Bonds, Series of 2003 (Suntrust Bank),
2.85%, 4-7-05	150	150,000
Meriter Management Services, Inc., Taxable Variable Rate Demand Notes, Series 1996 (U.S. Bank Milwaukee, N.A.),
2.82%, 4-6-05	235	235,000
		385,000
Household - General Products - 2.74%
Procter & Gamble Company (The),
2.93%, 6-9-05	1,250	1,250,000

Insurance - Property and Casualty - 2.19%
MBIA Global Funding, LLC (MBIA Insurance Corporation),
2.81%, 4-29-05	1,000	1,000,000

Multiple Industry - 5.87%
Heller Financial, Inc.,
6.375%, 3-15-06	900	925,338
The Salvation Army, Taxable Multi-Modal Revenue Bonds, Series 2005A (The Bank of New York),
2.84%, 4-7-05	1,750	1,750,000
		2,675,338
Publishing - 1.76%
Gannett Co., Inc.,
4.95%, 4-1-05	800	800,000

Restaurants - 1.22%
McDonald's Corporation,
4.488%, 3-7-06 (A)	550	554,781

Retail - General Merchandise - 0.48%
Service Oil, Inc., Taxable Variable Rate Demand Bonds (Service Oil, Inc.), Series 2002 (U.S. Bank, National Association),
2.9%, 4-1-05	220	220,000

Trucking and Shipping - 1.16%
Volpe Family Partnership, L.P., Taxable Variable Rate Demand Revenue Bonds, Series of 2001 (Wachovia Bank, N.A.),
2.91%, 4-7-05	530	530,000

Utilities - Telephone - 3.41%
BellSouth Corporation,
4.119%, 4-26-05 (A)	1,100	1,101,859
SBC Communications Inc.,
4.206%, 6-5-05 (A)	450	451,561
		1,553,420

Total Notes - 38.80%		17,691,004

TOTAL CORPORATE OBLIGATIONS - 65.40%		$29,820,777

(Cost: $29,820,777)

MUNICIPAL OBLIGATIONS

California - 8.13%
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Air Products and Chemicals, Inc./Wilmington Facility), Taxable Series 1997A,
2.85%, 5-9-05	2,130	2,130,000
County of Sacramento, Taxable Pension Funding Bonds, Series 1995B (Bayerische Landesbank Girozentrale, New York Branch),
2.84%, 4-6-05	1,575	1,575,000
		3,705,000
Florida - 1.10%
University of South Florida Research Foundation, Incorporated, Variable Rate Demand Revenue Bonds (Multi-Tenant Office Building Project), Taxable Series 2004C (Bank of America, N.A.),
2.82%, 4-6-05	500	500,000

Maryland - 1.06%

Mayor and City Council of Baltimore (City of Baltimore,
      Maryland), General Obligation Bonds, Consolidated
      Public Improvement Bonds, Series 2003D
      (Variable Rate Demand/Taxable),
      (Financial Security Assurance Inc.),

2.85%, 4-7-05	485	485,000

New York - 4.00%
Nassau County Industrial Development Agency, Taxable Variable Rate Demand Revenue Bonds (57 Seaview Realty Associates, LLC 2004 Project), (Wachovia Bank, N.A.),
2.86%, 4-7-05	1,500	1,500,000
The City of New York, General Obligation Bonds, Fiscal 1995 Series B, Taxable Adjustable Rate Bonds (Bayerische Landesbank Girozentrale, New York Branch),
2.62%, 4- 4-05	325	325,000
		1,825,000
Texas - 4.65%
Gulf Coast Waste Disposal Authority, Pollution Control Revenue Bonds (Amoco Oil Company Project), Taxable Series 1995,
2.74%, 4-7-05	2,121	2,121,000

Washington - 3.21%
Washington State Housing Finance Commission: Taxable Variable Rate Demand Multifamily Revenue Bonds:
Brittany Park Project, Series 1996B (U.S. Bank of Washington, National Association),
2.92%, 4-7-05	595	595,000
Columbia Heights Retirement Project, Series 2004B (Wells Fargo Bank, N.A.),
2.9%, 4-1-05	380	380,000
Mill Pointe Apartments Project, Series 1999B (U. S. Bank, National Assocation),
2.9%, 4-7-05	225	225,000
Taxable Variable Rate Demand Nonprofit Revenue Bonds (Virginia Mason Research Center Project), Series 1997B (U.S. Bank, National Association),
2.9%, 4-1-05	265	265,000
		1,465,000
Wisconsin - 2.72%
Town of Wood River, Wisconsin, Taxable Variable Rate Demand Industrial Development Revenue Bonds (Burnett Dairy Cooperative Project), Series 2001B (U. S. Bank, National Association),
2.9%, 4-1-05	1,240	1,240,000

TOTAL MUNICIPAL OBLIGATIONS - 24.87%		$11,341,000

(Cost: $11,341,000)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Federal Home Loan Bank:
1.3%, 4-27-05	1,500	1,500,000
1.35%, 4-29-05	800	800,000
1.555%, 5-3-05	750	750,000
Overseas Private Investment Corporation:
2.85%, 4-6-05	1,144	1,144,000
2.85%, 4-6-05	407	406,977

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 10.09%		$4,600,977

(Cost: $4,600,977)

TOTAL INVESTMENT SECURITIES - 100.36%		$45,762,754

(Cost: $45,762,754)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.36%)		(161,887)

NET ASSETS - 100.00%		$45,600,867

Notes to Schedule of Investments
(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the total value of these securities amounted to $2,108,201 or 4.62% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

Statement of Assets and Liabilities
      IVY MONEY MARKET FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $45,763) (Note 1)	$45,763
Cash	20
Receivables:
Interest	205
Fund shares sold	17
Prepaid and other assets	19

Total assets	46,024

LIABILITIES
Payable to Fund shareholders	386
Accrued shareholder servicing (Note 2)	25
Dividends payable	9
Accrued accounting services fee (Note 2)	2
Accrued management fee (Note 2)	1

Total liabilities	423

Total net assets	$45,601

NET ASSETS
$0.01 par value capital stock:
Capital stock	$456
Additional paid-in capital	45,145

Net assets applicable to outstanding units of capital	$45,601

Net asset value per share (net assets divided by shares outstanding):
Class A	$1.00
Class B	$1.00
Class C	$1.00
Capital shares outstanding:
Class A	39,324
Class B	1,396
Class C	4,881
Capital shares authorized	300,000

See Notes to Financial Statements.

Statement of Operations
      IVY MONEY MARKET FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$819

Expenses (Note 2):
Shareholder servicing:
Class A	191
Class B	4
Class C	12
Investment management fee	192
Registration fees	54
Distribution fee:
Class B	12
Class C	36
Accounting services fee	32
Audit fees	17
Service fee:
Class B	4
Class C	12
Legal fees	15
Custodian fees	9
Other	37

Total	627
Less expenses in excess of voluntary waiver of (Note 2):
Class A shareholder servicing	(127)
Class B service and distribution fees	(6)
Class C service and distribution fees	(20)

Total expenses	474

Net investment income	345

Net increase in net assets resulting from operations	$345

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY MONEY MARKET FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2005	2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$345	$116

Net increase in net assets resulting from operations	345	116

Distributions to shareholders from net investment income (Note 1F): (1)
Class A	(337)	(114)
Class B	(2)	(- )*
Class C	(6)	(2)

	(345)	(116)

Capital share transactions (Note 5)	(6,679)	30,964

Total increase (decrease)	(6,679)	30,964
NET ASSETS
Beginning of period	52,280	21,316

End of period	$45,601	$52,280

Undistributed net investment income	$-	$-

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 159 - 161.

See Notes to Financial Statements.

Financial Highlights
      IVY MONEY MARKET FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 6-30-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0083	0.0061	0.0124	0.0259	0.0413
Less dividends declared	(0.0083)	(0.0061)	(0.0124)	(0.0259)	(0.0413)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.82%	0.62%	1.25%	2.70%	4.11%
Net assets, end of period (in millions)	$39	$45	$10	$5	$5
Ratio of expenses to average net assets including voluntary expense waiver	0.89%	0.67%	0.52%	0.81%	0.92	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	0.81%	0.48%	1.26%	2.60%	5.49	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.20%	0.87%	0.92%	1.03%	1.18	%(2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	0.50%	0.28%	0.86%	2.38%	5.23	%(2)
(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY MONEY MARKET FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-12-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0014	0.0002	0.0015	0.0147	0.0299
Less dividends declared	(0.0014)	(0.0002)	(0.0015)	(0.0147)	(0.0299)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.14%	0.02%	0.16%	1.55%	2.97%
Net assets, end of period (in thousands)	$1,396	$1,225	$1,188	$578	$431
Ratio of expenses to average net assets including voluntary expense waiver	1.57%	1.14%	1.59%	1.88%	2.29	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	0.12%	0.02%	0.14%	1.33%	4.05	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.95%	1.34%	2.06%	2.39%	2.94	%(2)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	-0.26%	-0.18%	-0.33%	0.82%	3.41	%(2)
(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      IVY MONEY MARKET FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-3-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0013	0.0002	0.0019	0.0157	0.0332
Less dividends declared	(0.0013)	(0.0002)	(0.0019)	(0.0157)	(0.0332)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.12%	0.02%	0.20%	1.63%	3.32%
Net assets, end of period (in millions)	$5	$6	$10	$7	$10
Ratio of expenses to average net assets including voluntary expense waiver	1.58%	1.16%	1.56%	1.81%	1.98	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	0.12%	0.03%	0.18%	1.58%	4.34	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.99%	1.35%	1.99%	2.31%	2.54	%(2)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	-0.29%	-0.17%	-0.25%	1.08%	3.78	%(2)
(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Ivy Municipal Bond Fund
      March 31, 2005

An interview with Bryan J. Bailey, CFA, portfolio manager of the Ivy Municipal Bond Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund showed disappointing performance during the fiscal year and underperformed its benchmark index. The Fund's Class C shares increased 1.04 percent for the fiscal year, compared with the Lehman Brothers Municipal Bond Index (reflecting the performance of securities that generally represent the municipal bond market), which increased 2.67 percent for the period, and the Lipper General Municipal Debt Funds Universe Average (reflecting the performance of funds with similar investment objectives), which increased 2 percent for the period.

Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

Why did the Fund lag its benchmark index during the fiscal year?

The same issues that negatively impacted Fund performance in the prior fiscal year continued to plague the Fund in this most recent fiscal year. Two primary factors contributed to underperformance over the period. First, the Fund both began and ended the fiscal year with lower exposure to long-dated (20-year or more) bonds than the benchmark. The long-end of the yield curve provided the best performance results during the fiscal year, by a wide margin. Aggressive discount structures performed particularly well. With nominal interest rates hovering near historical lows, the Federal Reserve began to aggressively remove monetary accommodation from the system. Couple this with emerging signs of accelerating inflation, and we felt it prudent to underweight bonds with the highest level of interest-rate sensitivity. We were wrong. In February, the Federal Reserve chairman called the tame behavior of long-term interest rates a "conundrum," as it is unprecedented for long rates not to rise during periods of monetary tightening. We entered the fiscal year with the 20-year to 30-year interest rate slope steep by historical standards. However, we did not believe that we would be nimble enough to exploit this opportunity if indeed interest rates began to rise, as we expected. We continue to dislike the risk/reward tradeoff presented by the long end of the market, and believe it is prudent to stick with the current maturity distribution of the portfolio.

The second notable factor that negatively impacted performance was an underweight position in non-investment-grade and lower-quality corporate-backed bonds. We started the fiscal year with quality spreads trading tight, in our opinion, but by fiscal year-end the spreads remained similar, and were even tighter in some instances. Once again, we enter the new fiscal year believing that we are not being adequately compensated for increasing exposure to lower-rated credits.

On the positive side, we feel that Fund performance was enhanced by the fact that some of our holdings were pre-refunded, as well as by the fact that we had an overweight position in bonds subject to the alternative minimum tax (AMT). We feel that our overweight position in the underperforming housing-revenue bond sector was a drag on performance, but we intend to maintain this position because we like the sector's higher yield, higher credit quality characteristics plus the defensive attributes.

What other market conditions or events influenced the Fund's performance during the fiscal year?

We have been, and believe that we will continue to be, in an environment characterized by high levels of volatility. We are in a period in which the markets appear to be trading on technical influences rather than on fundamentals. The presence of many large, nontraditional fixed-income investors is making any predictions on interest rates very difficult, if not impossible. It appears that arbitrageurs, foreign central bank currency manipulation activities, mortgage portfolio rebalancing, and flight-to-quality trades on geopolitical/terrorism fears have become the primary drivers of the fixed-income markets. Unfortunately, many of these activities are very difficult to predict, and the size of the trades are typically massive. This is today's reality, and it is something that we intend to continue to attempt to manage by not straying too far from the duration (interest rate sensitivity) of our stated benchmark. We believe this is prudent in the current environment.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Maintaining the quality of the Fund, improving its diversification between sectors and states, and maintaining marketable position sizes has dramatically reduced the volatility of the Fund, in our opinion. Our management style is essentially a skeptical top-down style with an emphasis on identifying relative value opportunities between sectors, states and different security structures. Simultaneously, we attempt to exploit opportunities presented by the shape of the yield curve and by cross-market technical issues. The Fund is typically fully invested. We believe that a diligent approach to ongoing credit analysis and subsequent surveillance after purchase has helped the Fund to avoid credit problems that can surface with some holdings.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

As we entered the fiscal year, we felt that the market presented few, if any, attractive relative value opportunities. As mentioned above, quality spreads were tight by historical standards, and we did not find the risk/reward tradeoff attractive for moving down the credit curve. Unfortunately, lower-quality bond spreads remained tight over the course of the fiscal year and many of the best-performing sectors were also the most risky. We built an overweight position in housing bonds relative to the benchmark because of the sector's positive performance characteristics in rising interest-rate environments. However, we were not rewarded for our actions. While short and intermediate interest rates did rise, long rates actually declined, thus negating the typical performance characteristics of housing bonds in an increasing interest rate environment.

We still see very few, if any, relative value opportunities in our market. Nominal interest rates are still low, credit spreads are still tight, the Federal Reserve continues to remove accommodation from the system, signs of accelerating inflation are emerging, and the yield curve is flatter than it was one year ago. We intend to exercise restraint in "yield chasing," as we feel that tight credit spreads do not adequately compensate one for moving too far down the credit curve. While acknowledging that we have been through a painful period, we feel that our patience will eventually be rewarded.

Going forward, we intend to keep the credit quality of the Fund in the AA category, while actively seeking relative value opportunities between sectors, states and security structures. Positioning and asset distribution across the yield curve likely will continue to be a vital part of our investment strategy, as well as monitoring cross-market technical factors. We anticipate maintaining the Fund's neutral-to-defensive exposure to interest rate risk, and we believe that the Fund is well positioned entering the new fiscal year. Generally, we look to continue investing in short, intermediate and longer-term (when appropriate) investment grade (primarily) municipal bonds, with an emphasis on quality and capital preservation, with minimal yield sacrifice.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Municipal Bond Fund, Class C Shares(1)	$15,825
Lehman Brothers Municipal Bond Index	$18,472
Lipper General Municipal Debt Funds Universe Average	$16,754

IVY MUNICIPAL BOND FUND CLASS C SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY MUNICIPAL BOND FUND CLASS C SHARES	LEHMAN BROS MUNICIPAL BOND INDEX	LIPPER GENERAL MUNICIPAL DEBT FUNDS UNIVERSE AVERAGE

MARCH	1995	10,000	10,000	10,000
MARCH	1996	10,748	10,838	10,724
MARCH	1997	11,320	11,431	11,234
MARCH	1998	12,553	12,656	12,438
MARCH	1999	13,135	13,441	13,048
MARCH	2000	12,317	13,430	12,734
MARCH	2001	13,330	14,898	13,995
MARCH	2002	13,916	15,466	14,380
MARCH	2003	14,995	16,996	15,567
MARCH	2004	15,662	17,992	16,425
MARCH	2005	15,825	18,472	16,754

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C(3)	Class Y

1-year period ended 3-31-05	-2.44%	-2.85%	1.04%	1.75%
5-year period ended 3-31-05	-	-	5.14%	5.88%
10-year period ended 3-31-05	-	-	4.70%	-
Since inception of Class through 3-31-05(4)	4.63%	4.36%	-	3.87%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)9-15-00 for Class A shares, 8-8-00 for Class B shares and 12-30-98 for Class Y shares (the date on which shares were first acquired and continuously held by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY MUNICIPAL BOND FUND
Portfolio Highlights

On March 31, 2005, Ivy Municipal Bond Fund had net assets totaling $24,292,801 invested in a diversified portfolio.

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Education Revenue Bonds	$13.96
City and County General Obligation Bonds	$13.62
Housing Revenue Bonds	$8.36
Prerefunded ETM Bonds	$7.60
Special Tax Bonds	$7.41
Airport Revenue Bonds	$7.08
Hospital Revenue Bonds	$7.07
Sales Revenue Bonds	$5.57
Public Power Revenue Bonds	$5.40
Other Municipal Bonds	$5.25
School General Obligation Bonds	$5.14
Lease/Certificate of Participation Bonds	$4.69
Transportation Revenue Bonds	$4.45
Water and Sewer Revenue Bonds	$3.06
Cash and Cash Equivalents	$1.34

On March 31, 2005, the breakdown of municipal bonds (by ratings) held by the Fund, including cash and cash equivalents, was as follows:

AAA	57.14%
AA	14.73%
A	8.08%
BBB	13.21%
Non-rated	5.50%
Cash and Cash Equivalents	1.34%

Ratings reflected in the wheel are taken from the following sources in order of preference: Standard & Poor's and Moody's.

2005 TAX YEAR TAXABLE EQUIVALENT YIELDS(1)
If your Taxable Income is:						Your Marginal Tax	Equivalent Tax Free Yields
Joint Return			Single Return			Bracket Is	3%	4%	5%	6%

$0	-	14,600	$0	-	7,300	10%	3.33%	4.44%	5.56%	6.67%
$14,601	-	59,400	$7,301	-	29,700	15%	3.53%	4.71%	5.88%	7.06%
$59,401	-	119,950	$29,701	-	71,950	25%	4.00%	5.33%	6.67%	8.00%
$119,951	-	182,800	$71,951	-	150,150	28%	4.17%	5.56%	6.94%	8.33%
$182,801	-	326,450	$150,151	-	326,450	33%	4.48%	5.97%	7.46%	8.96%
$326,451 and above			$326,451 and above			35%	4.62%	6.15%	7.69%	9.23%
(1)Table is for illustration only and does not represent the actual performance of Ivy Municipal Bond Fund.

The Investments of Ivy Municipal Bond Fund
March 31, 2005
MUNICIPAL BONDS	Principal Amount in Thousands	Value

Arizona - 2.33%
The Industrial Development Authority of the City of Phoenix, Arizona, Single Family Mortgage Revenue Bonds, Series 2002-1A,
6.2%, 3-1-34	$290	$313,040
City of Bullhead City, Arizona, Bullhead Parkway Improvement District, Improvement Bonds,
6.1%, 1-1-13	250	252,955
		565,995
California - 6.42%
San Mateo County Community College District (County of San Mateo, California), 2002 General Obligation Bonds (Election of 2001), Series A (Current Interest Bonds),
5.375%, 9-1-15	500	553,120
Trustees of the California State University Systemwide Revenue Bonds, Series 2002A,
5.5%, 11-1-15	250	276,517
Moreno Valley Unified School District, General Obligation Bonds, 2004 Election, Series A (Riverside County, California),
5.25%, 8-1-22	240	258,300
State of California, Various Purpose General Obligation Bonds,
5.0%, 2-1-22	245	253,822
Riverside Community College District, Riverside County, California, Election of 2004, General Obligation Bonds, Series 2004A,
5.5%, 8-1-29	200	218,260
		1,560,019
Colorado - 4.23%
City of Aspen, Colorado, Sales Tax Revenue Bonds, Series 1999,
5.25%, 11-1-15	500	526,505
El Paso County School District No. 12 - Cheyenne Mountain, El Paso County, Colorado, General Obligation Refunding Bonds, Series 2002,
0.0%, 9-15-12	685	501,235
		1,027,740
Florida - 3.40%
School District of Hillsborough County, Florida, Sales Tax Revenue Bonds, Series 2002,
5.375%, 10-1-13	500	554,000
City of Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003,
5.25%, 10-1-19	250	271,743
		825,743
Georgia - 0.94%
Hospital Authority of Cobb County (Georgia), Revenue Anticipation Refunding and Improvement Certificates, Series 2003,
5.25%, 4-1-20	210	228,900

Illinois - 8.17%
Village of Bedford Park, Cook County, Illinois, Water Revenue Bonds, Series 2000A,
6.0%, 12-15-12	955	1,069,963
Bloomington-Normal Airport Authority of McLean County, Illinois, Central Illinois Regional Airport, Passenger Facility Charge Revenue Bonds, Series 2001,
6.05%, 12-15-19	645	645,632
City of Chicago, General Obligation Bonds, Project and Refunding, Series 2004A,
5.25%, 1-1-21	250	268,640
		1,984,235
Indiana - 8.19%
New Albany-Floyd County School Building Corporation, First Mortgage Bonds, Series 2002 (Floyd County, Indiana),
5.75%, 7-15-17	675	748,454
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series K,
5.75%, 7-1-18	500	552,760
East Chicago Elementary School Building Corporation (Lake County, Indiana), First Mortgage Bonds, Series 1993A,
5.5%, 1-15-16	355	360,268
Dyer (Indiana) Redevelopment Authority, Economic Development Lease Rental Bonds, Series 1999,
6.5%, 1-15-24	300	326,664
		1,988,146
Kansas - 5.06%
Sedgwick County, Kansas and Shawnee County, Kansas, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program): 2002 Series A-5,
5.55%, 12-1-33	500	530,630
2003 Series A-2,
5.65%, 6-1-35	360	383,512
2001 Series A-1 (AMT),
6.3%, 12-1-32	300	315,480
		1,229,622
Louisiana - 3.34%
State of Louisiana, Gasoline and Fuels Tax Revenue Bonds, 2002 Series A,
5.25%, 6-1-13	500	545,350
Louisiana Local Government Environmental Facilities and Community Development Authority, Mortgage Revenue Bonds, Series 2004A (GNMA Collateralized - Cypress Apartments Project),
5.5%, 4-20-38	250	264,905
		810,255
Maryland - 2.22%
Maryland Transportation Authority, Airport Parking Revenue Bonds, Series 2002B, Baltimore/Washington International Airport Projects (Qualified Airport Bonds - AMT),
5.375%, 3-1-15	500	539,570

Massachusetts - 0.91%
Massachusetts Bay Transportation Authority, Assessment Bonds, 2004 Series A,
5.25%, 7-1-20	200	221,256

Michigan - 1.85%
City of Detroit, Michigan, General Obligation Bonds (Unlimited Tax), Series 2004-A(1),
5.25%, 4-1-23	420	448,841

Minnesota - 5.17%
City of Perham, Minnesota, General Obligation Disposal System Revenue Bonds, Series 2001,
6.0%, 5-1-22	500	529,910
City of Victoria, Minnesota, Private School Facility Revenue Bonds (Holy Family Catholic High School Project), Series 1999A,
5.6%, 9-1-19	400	401,832
City of Minneapolis, Minnesota, General Obligation Convention Center Bonds, Series 2002,
5.0%, 12-1-10	300	324,495
		1,256,237
Missouri - 5.43%
The City of St. Louis, Missouri, Airport Revenue Bonds, Series 2001A (Airport Development Program),
5.0%, 7-1-11	500	535,315
City of Kearney, Missouri, General Obligation Bonds, Series 2001,
5.5%, 3-1-16	350	380,041
The Industrial Development Authority of the City of Kansas City, Missouri, Revenue Bonds, Series 2004 (Plaza Library Project),
5.9%, 3-1-24	200	202,056
City of Belton, Missouri, Tax Increment Revenue Bonds (Belton Town Centre Project), Series 2004,
6.25%, 3-1-24	200	201,614
		1,319,026
Nebraska - 1.82%
Nebraska Higher Education Loan Program, Inc., Senior Subordinate Bonds, 1993-2, Series A-5A,
6.2%, 6-1-13	425	441,800

New Jersey - 2.86%
Casino Reinvestment Development Authority, Hotel Room Fee Revenue Bonds, Series 2004,
5.25%, 1-1-23	250	272,418
New Jersey Economic Development Authority, School Facilities Construction Bonds, 2004 Series I,
5.25%, 9-1-24	250	265,618
Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002,
5.5%, 6-1-11	150	157,237
		695,273
New York - 13.22%
The City of New York, General Obligation Bonds: Fiscal 2003 Series A Current Interest Bonds,
5.5%, 8-1-10	500	543,090
Fiscal 2004 Series E,
5.25%, 8-1-09	250	267,912
Dormitory Authority of the State of New York: Third General Resolution Revenue Bonds (State University Educational Facilities Issue), Series 2002B,
5.25%, 11-15-23	500	539,290
Mental Health Services Facilities Improvement Revenue Bonds, Series 2005D-1,
5.0%, 8-15-11	230	247,609
The Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred Twenty-Seventh Series,
5.5%, 12-15-14	500	544,000
New York State Thruway Authority, State Personal Income Tax Revenue Bonds (Transportation), Series 2002A,
5.25%, 3-15-10	500	537,520
New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003, Series D,
5.0%, 6-15-09	500	532,815
		3,212,236
Oklahoma - 1.61%
Tulsa Public Facilities Authority (Oklahoma), Assembly Center Lease Payment Revenue Bonds, Refunding Series 1985,
6.6%, 7-1-14	335	391,407

Pennsylvania - 3.65%
The School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series A of 2002, Prerefunded 2-1-12,
5.5%, 2-1-18	500	555,710
Schuylkill County Industrial Development Authority, Variable Rate Demand Revenue Bonds (Pine Grove Landfill, Inc. Project), 1995 Series,
5.1%, 10-1-19	320	331,427
		887,137
Rhode Island - 3.04%
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, St. Joseph Health Services of Rhode Island Issue, Series 1999,
5.4%, 10-1-09	725	739,152

South Carolina - 2.22%
South Carolina Public Service Authority, Santee Cooper, Revenue Obligations, 2002 Refunding Series D,
5.0%, 1-1-10	500	537,890

Texas - 4.97%
Lufkin Health Facilities Development Corporation, Health System Revenue and Refunding Bonds (Memorial Health System of East Texas), Series 1995,
6.875%, 2-15-26	480	502,618
Pflugerville Independent School District (Travis County, Texas), Unlimited Tax School Building Bonds, Series 2001,
5.5%, 8-15-19	250	271,595
Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, 1997 Series D (AMT) TEAMS Structure,
5.7%, 9-1-29	220	222,209
City of Houston, Texas, Combined Utility System, First Lien Fixed Rate Revenue Refunding Bonds, Series 2004A,
5.25%, 5-15-25	200	210,948
		1,207,370
Virginia - 2.25%
City of Chesapeake, Virginia, General Obligation Public Improvement and Refunding Bonds, Series of 2001,
5.5%, 12-1-17	500	546,775

Washington - 3.18%
Energy Northwest: Project No. 1 Refunding Electric Revenue Bonds, Series 2002-A,
5.75%, 7-1-16	500	556,485
Columbia Generating Station Electric Revenue Refunding Bonds, Series 2004-A,
5.25%, 7-1-10	200	216,510
		772,995
Wyoming - 2.18%
Wyoming Student Loan Corporation, Student Loan Revenue Refunding Bonds, Series 1999A (Non-AMT),
6.2%, 6-1-24	500	529,980

TOTAL MUNICIPAL BONDS - 98.66%		$23,967,600

(Cost: $23,206,672)

SHORT-TERM SECURITY - 0.96%

Forest and Paper Products
Sonoco Products Co.,
2.88%, 4-1-05	232	$232,000
(Cost: $232,000)

TOTAL INVESTMENT SECURITIES - 99.62%		$24,199,600

(Cost: $23,438,672)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.38%		93,201

NET ASSETS - 100.00%		$24,292,801

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY MUNICIPAL BOND FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $23,439) (Notes 1 and 3)	$24,200
Cash	1
Receivables:
Interest	328
Fund shares sold	8
Prepaid and other assets	13

Total assets	24,550

LIABILITIES
Payable to Fund shareholders	224
Dividends payable	9
Accrued shareholder servicing (Note 2)	6
Accrued accounting services fee (Note 2)	1
Accrued distribution and service fees (Note 2)	1
Other	16

Total liabilities	257

Total net assets	$24,293

NET ASSETS
$0.01 par value capital stock:
Capital stock	$22
Additional paid-in capital	24,084
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	10
Accumulated undistributed net realized loss on investment transactions	(584)

Net unrealized appreciation in value of investments	761

Net assets applicable to outstanding units of capital	$24,293

Net asset value per share (net assets divided by shares outstanding):
Class A	$11.13
Class B	$11.13
Class C	$11.13
Class Y	$11.13
Capital shares outstanding:
Class A	496
Class B	92
Class C	1,591
Class Y	4
Capital shares authorized	200,000

Statement of Operations
      IVY MUNICIPAL BOND FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$1,133

Expenses (Note 2):
Distribution fee:
Class A	6
Class B	7
Class C	143
Investment management fee	131
Service fee:
Class A	6
Class B	2
Class C	48
Class Y	-	*
Shareholder servicing:
Class A	6
Class B	2
Class C	40
Class Y	-	*
Registration fees	43
Accounting services fee	21
Audit fees	16
Legal fees	6
Custodian fees	5
Other	26

Total	508
Less voluntary waiver of investment management fee (Note 2)	(66)

Total expenses	442

Net investment income	691

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	55
Unrealized depreciation in value of investments during the period	(459)

Net loss on investments	(404)

Net increase in net assets resulting from operations	$287

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY MUNICIPAL BOND FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2005	2004

DECREASE IN NET ASSETS
Operations:
Net investment income	$691	$702
Realized net gain on investments	55	268
Unrealized appreciation (depreciation)	(459)	208

Net increase in net assets resulting from operations	287	1,178

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(168)	(123)
Class B	(26)	(19)
Class C	(506)	(554)
Class Y	(1)	(- )*
Realized gains on investment transactions:
Class A	(-)	(-)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(-)	(-)

	(701)	(696)

Capital share transactions (Note 5)	(623)	(2,997)

Total decrease	(1,037)	(2,515)
NET ASSETS
Beginning of period	25,330	27,845

End of period	$24,293	$25,330

Undistributed net investment income	$10	$20

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 178 - 181.

See Notes to Financial Statements.

Financial Highlights
      IVY MUNICIPAL BOND FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 9-15-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$11.31	$11.10	$10.61	$10.52	$10.33

Income (loss) from investment operations:
Net investment income	0.38	0.37	0.42	0.47	0.26
Net realized and unrealized gain (loss) on investments	(0.17)	0.21	0.49	0.09	0.19

Total from investment operations	0.21	0.58	0.91	0.56	0.45

Less distributions from:
Net investment income	(0.39)	(0.37)	(0.42)	(0.47)	(0.26)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.39)	(0.37)	(0.42)	(0.47)	(0.26)

Net asset value, end of period	$11.13	$11.31	$11.10	$10.61	$10.52

Total return(2)	1.89%	5.36%	8.71%	5.38%	4.32%
Net assets, end of period (in millions)	$5	$4	$3	$2	$1
Ratio of expenses to average net assets including voluntary expense waiver	1.13%	1.25%	1.15%	1.17%	1.21	%(3)
Ratio of net investment income to average net assets including voluntary expense waiver	3.42%	3.35%	3.79%	4.37%	4.69	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.39%	-	-	-	-
Ratio of net investment income to average net assets excluding voluntary expense waiver	3.16%	-	-	-	-
Portfolio turnover rate	17%	11%	40%	36%	35	%(4)
(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY MUNICIPAL BOND FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 8-8-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$11.31	$11.10	$10.61	$10.52	$10.26

Income (loss) from investment operations:
Net investment income	0.30	0.28	0.33	0.32	0.22
Net realized and unrealized gain (loss) on investments	(0.18)	0.21	0.49	0.09	0.26

Total from investment operations	0.12	0.49	0.82	0.41	0.48

Less distributions from:
Net investment income	(0.30)	(0.28)	(0.33)	(0.32)	(0.22)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.30)	(0.28)	(0.33)	(0.32)	(0.22)

Net asset value, end of period	$11.13	$11.31	$11.10	$10.61	$10.52

Total return	1.09%	4.50%	7.81%	3.97%	4.66%
Net assets, end of period (in thousands)	$1,025	$863	$532	$120	$37
Ratio of expenses to average net assets including voluntary expense waiver	1.90%	2.06%	1.96%	2.44%	2.82	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	2.65%	2.54%	2.98%	3.09%	3.11	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	2.16%	-	-	-	-
Ratio of net investment income to average net assets excluding voluntary expense waiver	2.39%	-	-	-	-
Portfolio turnover rate	17%	11%	40%	36%	35	%(3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY MUNICIPAL BOND FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$11.31	$11.10	$10.61	$10.52	$10.11

Income (loss) from investment operations:
Net investment income	0.29	0.28	0.32	0.37	0.40
Net realized and unrealized gain (loss) on investments	(0.17)	0.21	0.49	0.09	0.41

Total from investment operations	0.12	0.49	0.81	0.46	0.81

Less distributions from:
Net investment income	(0.30)	(0.28)	(0.32)	(0.37)	(0.40)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.30)	(0.28)	(0.32)	(0.37)	(0.40)

Net asset value, end of period	$11.13	$11.31	$11.10	$10.61	$10.52

Total return	1.04%	4.45%	7.75%	4.40%	8.22%
Net assets, end of period (in millions)	$18	$20	$25	$24	$26
Ratio of expenses to average net assets including voluntary expense waiver	1.93%	2.10%	2.03%	2.13%	2.13%
Ratio of net investment income to average net assets including voluntary expense waiver	2.62%	2.50%	2.95%	3.44%	3.94%
Ratio of expenses to average net assets excluding voluntary expense waiver	2.19%	-	-	-	-
Ratio of net investment income to average net assets excluding voluntary expense waiver	2.36%	-	-	-	-
Portfolio turnover rate	17%	11%	40%	36%	35%

See Notes to Financial Statements.

Financial Highlights
      IVY MUNICIPAL BOND FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$11.31	$11.10	$10.61	$10.52	$10.11

Income (loss) from investment operations:
Net investment income	0.37	0.35	0.40	0.44	0.47
Net realized and unrealized gain (loss) on investments	(0.18)	0.21	0.49	0.09	0.41

Total from investment operations	0.19	0.56	0.89	0.53	0.88

Less distributions from:
Net investment income	(0.37)	(0.35)	(0.40)	(0.44)	(0.47)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.37)	(0.35)	(0.40)	(0.44)	(0.47)

Net asset value, end of period	$11.13	$11.31	$11.10	$10.61	$10.52

Total return	1.75%	5.13%	8.52%	5.10%	9.04%
Net assets, end of period (in thousands)	$44	$5	$4	$2	$2
Ratio of expenses to average net assets assets including voluntary expense waiver	1.22%	1.44%	1.33%	1.44%	1.47%
Ratio of net investment income to average net assets including voluntary expense waiver	3.13%	3.14%	3.64%	4.09%	4.61%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.48%	-	-	-	-
Ratio of net investment income to average net assets excluding voluntary expense waiver	2.87%	-	-	-	-
Portfolio turnover rate	17%	11%	40%	36%	35%

See Notes to Financial Statements.

Manager's Discussion of
Ivy Science and Technology Fund
      March 31, 2005

An interview with Zachary H. Shafran, portfolio manager of the Ivy Science and Technology Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund generated strong returns during the fiscal year, significantly outperforming its benchmark index. The Class C shares of the Fund increased 8.17 percent for the fiscal year, compared with the Goldman Sachs Technology Industry Composite Index (reflecting the performance of securities that generally represent the technology sector of the stock market), which decreased 5.03 percent for the year, and the Lipper Science & Technology Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which decreased 6.58 percent for the year.

Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What helped the Fund outperform its benchmark index during the fiscal year?

Sector outperformance and underperformance was notable this year due to the wide variance in performance within particular sectors. Simply put, we feel that stock selection, both making the right investment decisions as well as avoiding the wrong ones, was central to the Fund's positive performance during the fiscal year.

What other market conditions or events influenced the Fund's return during the fiscal year?

There were a number of issues and events that impacted the market beyond the science and technology sectors. These included uncertainty surrounding the U.S. presidential election in late 2004 and the consequent implications for health care reform; progress of the war on terrorism, particularly the war in Iraq; and the impact of rising interest rates. Another factor was the rise of commodity prices, particularly oil, and its effect on economic activities such as consumer spending patterns. The competitive economic threat from other nations, most notably China, and the impact on corporate revenue growth and profitability also affected the markets.

What strategies and techniques did you employ that specifically affected the Fund's performance?

We believe that continued emphasis on stock selection using our bottom-up fundamental approach was of particular benefit this past year. This approach involves identifying companies that we believe are well positioned to continue generating sustainable growth in revenue and profits. We effectively let the portfolio build itself as the year progressed.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Unlike in past years, we generally did not make conscious decisions to be meaningfully overweight or underweight a particular sector. Some of the areas we did emphasize were those that we felt would benefit from wireless and mobility products and services, such as Internet access, e-mail, satellite radio, downloadable music, and GPS (global positioning systems). With health care inflation remaining a major issue, we increased our investment in the managed-care sector, an area that we believe will play a key role in health care reform and cost containment. We also made investments in companies providing transaction processing for debit cards, gift cards, loyalty cards, and EBPP (electronic bill payment and presentment). These are all areas that we believe likely will continue to benefit from the use of technology to lower cost, provide greater ease of use, and offer more targeted marketing and advertising capabilities.

Health care reform and its implications likely will continue to be a major focal point for us in the coming fiscal year. Companies that manage health care and those that help create products that lead to the more cost-effective delivery of health care and to healthier lives will, for us, be key. In our view, beneficiaries could potentially include pharmaceuticals, biotechnology, genomics and medical technology. In technology, we intend to continue to emphasize those areas we emphasized over the last fiscal year.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Science and Technology Fund, Class C Shares(1)	$27,436
Goldman Sachs Technology Industry Composite Index	$10,923
Lipper Science & Technology Funds Universe Average	$12,641

IVY SCIENCE & TECHNOLOGY FUND CLASS C SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY SCIENCE & TECHNOLOGY FUND CLASS C SHARES	GOLDMAN SACHS TECHNOLOGY INDEX	LIPPER SCIENCE & TECHNOLOGY FUNDS UNIVERSE AVERAGE

JULY	7/31/97	10,000	10,000	10,000
MARCH	1998	12,010	10,550	10,902
MARCH	1999	17,450	16,690	16,729
MARCH	2000	45,325	32,935	39,007
MARCH	2001	23,802	12,805	15,320
MARCH	2002	24,015	11,704	13,705
MARCH	2003	18,549	7,502	8,508
MARCH	2004	25,364	11,502	13,531
MARCH	2005	27,436	10,923	12,641

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class(3)	Class Y

1-year period ended 3-31-05	2.88%	3.83%	8.17%	9.42%
5-year period ended 3-31-05	-	-	-9.55%	-8.54%
10-year period ended 3-31-05	-	-	-	-
Since inception of Class through 3-31-05 (4)	-5.51%	-5.67%	14.06%	13.67%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares and Class B shares, 7-31-97 for Class C shares and 6-9-98 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY SCIENCE AND TECHNOLOGY FUND
Portfolio Highlights

On March 31, 2005, Ivy Science and Technology Fund had net assets totaling $187,860,744 invested in a diversified portfolio of:

97.00%	Common Stocks
3.00%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Technology Stocks	$35.58
Health Care Stocks	$31.57
Business Equipment and Services Stocks	$14.76
Multi-Industry Stocks	$9.55
Cash and Cash Equivalents	$3.00
Consumer Services Stocks	$2.96
Financial Services Stocks	$2.58

The Investments of Ivy Science and Technology Fund
March 31, 2005
COMMON STOCKS	Shares	Value

Broadcasting - 2.96%
DIRECTV Group, Inc. (The)*	126,000	$1,816,920
XM Satellite Radio Holdings Inc., Class A*	118,500	3,742,230
		5,559,150
Business Equipment and Services - 11.23%
CheckFree Corporation*	164,800	6,716,424
Euronet Worldwide, Inc.*	161,700	4,617,344
First Data Corporation	173,600	6,824,216
Headwaters Incorporated*	89,400	2,936,343
		21,094,327
Computers - Micro - 4.02%
Apple Computer, Inc.*	112,000	4,676,000
Dell Inc.*	75,000	2,881,875
		7,557,875
Computers - Peripherals - 13.88%
Amdocs Limited*	132,190	3,754,196
BEA Systems, Inc.*	215,200	1,714,068
Check Point Software Technologies Ltd.*	229,700	4,990,233
Microsoft Corporation	177,700	4,294,120
Oracle Corporation*	282,900	3,529,177
Red Hat, Inc.*	261,500	2,851,658
Symbol Technologies, Inc.	340,815	4,938,409
		26,071,861
Electronic Components - 16.51%
Advanced Micro Devices, Inc.*	114,100	1,839,292
Amphenol Corporation, Class A*	72,500	2,685,400
Analog Devices, Inc.	55,500	2,005,770
Broadcom Corporation, Class A*	60,400	1,811,698
Cherokee International Corporation*	79,400	554,609
Cypress Semiconductor Corporation*	181,500	2,286,900
Intel Corporation	78,100	1,814,263
MEMC Electronic Materials, Inc.*	166,100	2,234,045
MediaTek Incorporation (A)	235,498	1,673,670
Microchip Technology Incorporated	162,600	4,223,535
Samsung Electronics Co., Ltd. (A)	14,800	7,316,199
Xilinx, Inc.	88,000	2,571,800
		31,017,181
Electronic Instruments - 1.17%
ASML Holding N.V.*	55,200	925,980
Mattson Technology, Inc.*	160,000	1,266,400
		2,192,380
Health Care - Drugs - 7.09%
Amgen Inc.*	52,400	3,048,108
Genzyme Corporation*	100,900	5,777,029
IVAX Corporation*	227,762	4,502,855
		13,327,992
Health Care - General - 3.84%
Advanced Medical Optics, Inc.*	109,600	3,968,616
Boston Scientific Corporation*	110,700	3,242,403
		7,211,019
Hospital Supply and Management - 20.64%
Cerner Corporation*	180,500	9,494,300
HCA Inc.	106,900	5,726,633
PacifiCare Health Systems, Inc.*	32,100	1,827,132
Tenet Healthcare Corporation*	187,000	2,156,110
Triad Hospitals, Inc.*	46,400	2,324,640
UnitedHealth Group Incorporated	68,200	6,504,916
VCA Antech, Inc.*	40,900	827,203
WellCare Health Plans, Inc.*	188,100	5,729,526
WellPoint, Inc.*	33,300	4,174,155
		38,764,615
Multiple Industry - 9.55%
Critical Therapeutics, Inc.*	14,700	94,153
Cytokinetics, Incorporated*	32,100	210,255
Dolby Laboratories, Inc., Class A*	104,400	2,453,400
DreamWorks Animation SKG, Inc., Class A*	95,400	3,883,734
Google Inc., Class A*	27,900	5,035,531
Research In Motion Limited*	69,550	5,308,404
Telvent GIT, S.A.*	96,700	960,715
		17,946,192
Security and Commodity Brokers - 2.58%
Chicago Mercantile Exchange Holdings Inc.	25,000	4,850,750

Timesharing and Software - 3.53%
Alliance Data Systems Corporation*	163,900	6,621,560

TOTAL COMMON STOCKS - 97.00%		$182,214,902

(Cost: $156,717,861)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Aluminum - 1.44%
Alcoa Incorporated,
2.82%, 4-4-05	$2,706	2,705,364

Forest and Paper Products - 1.21%
Sonoco Products Co.,
2.88%, 4-1-05	2,280	2,280,000

TOTAL SHORT-TERM SECURITIES - 2.65%		$4,985,364

(Cost: $4,985,364)

TOTAL INVESTMENT SECURITIES - 99.65%		$187,200,266

(Cost: $161,703,225)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.35%		660,478

NET ASSETS - 100.00%		$187,860,744

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY SCIENCE AND TECHNOLOGY FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $161,703) (Notes 1 and 3)	$187,200
Receivables:
Investment securities sold	1,706
Fund shares sold	517
Dividends and interest	18
Prepaid and other assets	18

Total assets	189,459

LIABILITIES
Payable for investment securities purchased	934
Payable to Fund shareholders	477
Accrued shareholder servicing (Note 2)	95
Due to custodian	24
Accrued accounting services fee (Note 2)	6
Accrued management fee (Note 2)	4
Accrued distribution fee (Note 2)	2
Accrued service fee (Note 2)	1
Other	55

Total liabilities	1,598

Total net assets	$187,861

NET ASSETS
$0.01 par value capital stock:
Capital stock	$90
Additional paid-in capital	191,656
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(22)
Accumulated undistributed net realized loss on investment transactions	(29,360)
Net unrealized appreciation in value of investments	25,497

Net assets applicable to outstanding units of capital	$187,861

Net asset value per share (net assets divided by shares outstanding):
Class A	$21.34
Class B	$20.24
Class C	$20.53
Class Y	$21.96
Capital shares outstanding:
Class A	2,561
Class B	605
Class C	4,288
Class Y	1,500
Capital shares authorized	400,000

See Notes to Financial Statements.

Statement of Operations
      IVY SCIENCE AND TECHNOLOGY FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $17)	$801
Interest and amortization	158

Total income	959

Expenses (Note 2):
Investment management fee	1,379
Distribution fee:
Class A	32
Class B	85
Class C	653
Shareholder servicing:
Class A	179
Class B	91
Class C	448
Class Y	29
Service fee:
Class A	84
Class B	28
Class C	218
Class Y	45
Custodian fees	107
Accounting services fee	68
Legal fees	28
Audit fees	17
Other	123

Total expenses	3,614

Net investment loss	(2,655)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	14,723
Realized net loss on foreign currency transactions	(5)
Realized net gain on investments	14,718
Unrealized appreciation in value of investments during the period	1,708

Net gain on investments	16,426

Net increase in net assets resulting from operations	$13,771

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY SCIENCE AND TECHNOLOGY FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(2,655)	$(2,412)
Realized net gain (loss) on investments	14,718	(2,583)

Unrealized appreciation	1,708	41,698

Net increase in net assets resulting from operations	13,771	36,703

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-
Realized gains on investment transactions:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-
	-	-

Capital share transactions (Note 5)	28,842	16,811

Total increase	42,613	53,514

NET ASSETS
Beginning of period	145,248	91,734

End of period	$187,861	$145,248

Undistributed net investment loss	$(22)	$(10)

(1)See "Financial Highlights" on pages 192 - 195.

See Notes to Financial Statements.

Financial Highlights
      IVY SCIENCE AND TECHNOLOGY FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-3-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$19.55	$14.17	$18.19	$17.93	$34.91

Income (loss) from investment operations:
Net investment income (loss)	(0.28)	(0.19)	(0.32)	(0.45)	0.02
Net realized and unrealized gain (loss) on investments	2.07	5.57	(3.70)	0.73	(9.35)

Total from investment operations	1.79	5.38	(4.02)	0.28	(9.33)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.02)	(7.65)

Total distributions	(0.00)	(0.00)	(0.00)	(0.02)	(7.65)

Net asset value, end of period	$21.34	$19.55	$14.17	$18.19	$17.93

Total return(2)	9.16%	37.97%	-22.10%	1.56%	-31.95%
Net assets, end of period (in millions)	$55	$36	$14	$12	$6
Ratio of expenses to average net assets	1.70%	1.80%	1.79%	1.75%	1.70	%(3)
Ratio of net investment income (loss) to average net assets	-1.09%	-1.35%	-0.92%	-0.76%	0.26	%(3)
Portfolio turnover rate	106%	114%	74%	91%	111	%(4)
(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY SCIENCE AND TECHNOLOGY FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-3-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$18.77	$13.77	$17.88	$17.80	$34.91

Income (loss) from investment operations:
Net investment loss	(0.42)	(0.39)	(0.34)	(0.38)	(0.06)
Net realized and unrealized gain (loss) on investments	1.89	5.39	(3.77)	0.48	(9.40)

Total from investment operations	1.47	5.00	(4.11)	0.10	(9.46)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.02)	(7.65)

Total distributions	(0.00)	(0.00)	(0.00)	(0.02)	(7.65)

Net asset value, end of period	$20.24	$18.77	$13.77	$17.88	$17.80

Total return	7.83%	36.31%	-22.99%	0.56%	-32.37%
Net assets, end of period (in millions)	$12	$11	$4	$4	$3
Ratio of expenses to average net assets	2.90%	3.06%	3.00%	2.75%	2.53	%(2)
Ratio of net investment loss to average net assets	-2.31%	-2.60%	-2.12%	-1.73%	-0.55	%(2)
Portfolio turnover rate	106%	114%	74%	91%	111	%(3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY SCIENCE AND TECHNOLOGY FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$18.98	$13.88	$17.97	$17.83	$45.03

Income (loss) from investment operations:
Net investment loss	(0.42)	(0.38)	(0.25)	(0.24)	(0.12)
Net realized and unrealized gain (loss) on investments	1.97	5.48	(3.84)	0.40	(19.43)

Total from investment operations	1.55	5.10	(4.09)	0.16	(19.55)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.02)	(7.65)

Total distributions	(0.00)	(0.00)	(0.00)	(0.02)	(7.65)

Net asset value, end of period	$20.53	$18.98	$13.88	$17.97	$17.83

Total return	8.17%	36.74%	-22.76%	0.89%	-47.49%
Net assets, end of period (in millions)	$88	$89	$70	$112	$134
Ratio of expenses to average net assets	2.58%	2.66%	2.67%	2.45%	2.27%
Ratio of net investment loss to average net assets	-2.00%	-2.15%	-1.77%	-1.40%	-0.44%
Portfolio turnover rate	106%	114%	74%	91%	111%

See Notes to Financial Statements.

Financial Highlights
      IVY SCIENCE AND TECHNOLOGY FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended March 31,
2005	2004	2003	2002	2001

Net asset value, beginning of period	$20.07	$14.51	$18.54	$18.21	$45.36

Income (loss) from investment operations:
Net investment loss	(0.18	)(1)	(0.15)	(0.26)	(0.51)	(0.01)
Net realized and unrealized gain (loss) on investments	2.07	5.71	(3.77)	0.86	(19.49)

Total from investment operations	1.89	5.56	(4.03)	0.35	(19.50)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.02)	(7.65)

Total distributions	(0.00)	(0.00)	(0.00)	(0.02)	(7.65)

Net asset value, end of period	$21.96	$20.07	$14.51	$18.54	$18.21

Total return	9.42%	38.32%	-21.74%	1.92%	-47.00%
Net assets, end of period (in millions)	$33	$9	$3	$3	$1
Ratio of expenses to average net assets	1.45%	1.45%	1.41%	1.39%	1.35%
Ratio of net investment income (loss) to average net assets	-0.87%	-1.03%	-0.53%	-0.43%	0.47%
Portfolio turnover rate	106%	114%	74%	91%	111%
(1)Based on average weekly shares outstanding.

See Notes to Financial Statements.

Manager's Discussion of Ivy
Small Cap Growth Fund
      March 31, 2005

An interview with Gilbert C. Scott, CFA, portfolio manager of the Ivy Small Cap Growth Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2005.

How did the Fund perform during the last fiscal year?

The Fund produced a strong return for the fiscal year, outperforming both its benchmark index and Lipper peer group. The Class C shares of the Fund increased 7.71 percent over the period, compared with the Russell 2000 Growth Index (reflecting the performance of securities that generally represent the small companies sector of the stock market), which increased 0.86 percent for the fiscal year, and the Lipper Small-Cap Growth Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 0.93 percent for the same period.

Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What helped the Fund outperform its benchmark index during the fiscal year?

A small overweight in energy was beneficial, as the energy sector brought strong returns over the last 12 months. Over the period, energy was up almost 58 percent, with the next best sector being auto and transportation, which was up only 15 percent. We believe that strong stock selection in the technology sector also served to bolster performance. In contrast, stock selection in the consumer staples and producer durable sectors acted as drags on performance.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The benchmark index only realized one positive quarter over the fiscal year, and its negligible overall return for the period was in sharp contrast to the prior year, in which it returned 63 percent. (That was the strongest 12-month performance for the benchmark since 1983.) Included in the benchmark's current fiscal year return of less than 1 percent was an almost 30 percent advance from August to December of 2004. These quarterly returns illustrate the level of volatility within the small-capitalization asset class. In addition, higher-quality stocks outperformed lower-quality stocks over the fiscal year, which was a big change from the prior year.

The market had a lot to digest in the latter half of the fiscal year, including the very strong advance in late 2004, increasing energy and commodity prices, rising interest rates, and perhaps most important, concerns about increasing inflation. We believe that all of these issues served as gating factors for the market. One of the main inflation measures, the core Consumer Price Index, moved up to 2.2 percent at the end of February 2005, which was up from 1.2 percent in the prior February. Core producer prices rose even faster, from 0.9 percent in February of 2004 to 2.8 percent in February of 2005, which suggests to us that companies will either attempt to pass on the higher prices to consumers or suffer margin declines.

What strategies and techniques did you employ that affected performance during the fiscal year?

The Fund maintained a fairly neutral sector position throughout the fiscal year. As mentioned above, we believe that our small overweight in energy aided returns. One of our core strategies is to seek to maintain a higher quality company bias versus the benchmark. We believe that, over time, higher quality companies will produce superior results to lower quality companies. That was certainly evident this past year.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Industries within the energy sector were emphasized over the fiscal year, and the Fund was rewarded for this move. We still view the energy sector as an attractive investment area, but would not be surprised to see the sector consolidate some gains, since it has generally outperformed all other areas in recent quarters. In our view, technology and biotechnology could be areas that may show interesting investment appeal, since they have been such poor performers over the last 12 months.

Inflation, interest rates, and oil have come to the forefront of concerns for the market as we look toward the new fiscal year. We believe corporate profit growth likely will be positive, but may decelerate from 2004 levels. Taking into consideration the increase in costs that many businesses likely face, we intend to pay particular attention to a company's ability to pass on the additional costs or lower other costs in an effort to protect margins.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Ivy Small Cap Growth Fund, Class C Shares(1)	$32,233
Russell 2000 Growth Index	$17,562
Lipper Small-Cap Growth Funds Universe Average	$27,989

IVY SMALL CAP GROWTH FUND CLASS C SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED MARCH 31, 2005

		IVY SMALL CAP GROWTH FUND CLASS C SHARES	RUSSELL 2000 GROWTH INDEX	LIPPER SMALL-CAP GROWTH FUNDS UNIVERSE AVERAGE

MARCH	1995	10,000	10,000	10,000
MARCH	1996	12,657	13,119	13,696
MARCH	1997	11,268	12,354	13,742
MARCH	1998	18,634	17,444	20,239
MARCH	1999	22,661	15,511	18,934
MARCH	2000	39,290	24,662	36,150
MARCH	2001	25,471	14,861	23,659
MARCH	2002	28,350	15,607	25,472
MARCH	2003	21,914	10,672	17,772
MARCH	2004	29,925	17,412	27,730
MARCH	2005	32,233	17,562	27,989

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class C based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C(3)	Class Y

1-year period ended 3-31-05	2.22%	3.52%	7.71%	8.73%
5-year period ended 3-31-05	--	--	-3.88%	-3.00%
10-year period ended 3-31-05	--	--	12.42%	--
Since inception of Class through 3-31-05(4)	-2.59%	-2.22%	--	12.04%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares, 7-6-00 for Class B shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY SMALL CAP GROWTH FUND
Portfolio Highlights

On March 31, 2005, Ivy Small Cap Growth Fund had net assets totaling $509,605,041 invested in a diversified portfolio of:

94.93%	Common Stocks and Warrant
5.07%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2005, your Fund owned:

Health Care Stocks	$19.14
Capital Goods Stocks	$16.20
Technology Stocks	$16.18
Business Equipment and Services Stocks	$16.08
Consumer Nondurables Stocks	$6.87
Energy Stocks	$6.16
Cash and Cash Equivalents	$5.07
Retail Stocks	$4.66
Consumer Services Stocks	$3.75
Miscellaneous Stocks	$3.17
Financial Services Stocks	$2.72

The Investments of Ivy Small Cap Growth Fund
March 31, 2005
COMMON STOCKS AND WARRANT	Shares	Value

Apparel - 3.65%
Oxford Industries, Inc.	271,600	$9,937,844
Quiksilver, Inc.*	298,400	8,662,552
		18,600,396
Banks - 1.35%
City National Corporation	98,350	6,866,797

Business Equipment and Services - 9.51%
CheckFree Corporation*	335,444	13,671,020
Headwaters Incorporated*	213,250	7,004,196
Jacobs Engineering Group Inc.*	129,900	6,744,408
Macrovision Corporation*	284,950	6,461,241
Resources Connection, Inc.*	478,202	10,020,723
Strayer Education, Inc.	40,300	4,569,214
		48,470,802
Capital Equipment - 9.67%
ADC Telecommunications, Inc.*	1,576,950	3,130,246
ADTRAN, Inc.	309,650	5,463,774
Chicago Bridge & Iron Company N.V., NY Shares	212,750	9,367,383
Cooper Cameron Corporation*	109,500	6,264,495
Inter-Tel, Incorporated	91,700	2,244,358
Minerals Technologies Inc.	139,150	9,153,287
Nordson Corporation	184,273	6,779,404
Plantronics, Inc.	180,000	6,854,400
		49,257,347
Computers - Peripherals - 16.18%
Allscripts Healthcare Solutions, Inc.*	227,600	3,248,990
Avid Technology, Inc.*	129,700	7,021,309
Cognex Corporation	308,950	7,688,221
Epicor Software Corporation*	269,800	3,530,333
Kronos Incorporated*	214,250	10,933,178
MICROS Systems, Inc.*	237,050	8,691,438
Macromedia, Inc.*	280,000	9,368,800
McAfee, Inc.*	154,000	3,474,240
National Instruments Corporation	261,550	7,051,388
Nautilus Group, Inc. (The)	472,000	11,214,720
Red Hat, Inc.*	428,800	4,676,064
Take-Two Interactive Software, Inc.*	142,100	5,553,979
		82,452,660
Cosmetics and Toiletries - 1.38%
Nu Skin Enterprises, Inc., Class A	311,800	7,018,618

Electrical Equipment - 6.53%
APW Ltd., Warrants (A)*	19	0
FLIR Systems, Inc.*	342,200	10,361,816
FormFactor, Inc.*	306,400	6,935,364
Microsemi Corporation*	154,700	2,516,196
Semtech Corporation*	244,400	4,362,540
WMS Industries Inc.*	322,400	9,078,784
		33,254,700
Finance Companies - 1.37%
Financial Federal Corporation	197,250	6,976,732

Food and Related - 1.84%
J.M. Smucker Company (The)	185,950	9,353,285

Health Care - Drugs - 13.06%
Advanced Neuromodulation Systems, Inc.*	236,000	6,274,060
American Medical Systems Holdings, Inc.*	248,100	4,253,674
Amylin Pharmaceuticals, Inc.*	97,750	1,711,114
Angiotech Pharmaceuticals, Inc.*	292,850	4,499,640
Digene Corporation*	260,400	5,396,790
Encysive Pharmaceuticals Inc.*	177,900	1,817,248
Hologic, Inc.*	192,000	6,120,000
Martek Biosciences Corporation*	186,622	10,873,531
ResMed Inc.*	198,850	11,215,140
Schein (Henry), Inc.*	252,100	9,020,138
Wright Medical Group, Inc.*	224,700	5,369,207
		66,550,542
Hospital Supply and Management - 6.08%
Advisory Board Company (The)*	171,135	7,473,465
Cerner Corporation*	301,000	15,832,600
VCA Antech, Inc.*	380,550	7,696,624
		31,002,689
Leisure Time Industry - 1.29%
THQ Inc.*	235,350	6,599,214

Motor Vehicle Parts - 0.99%
Gentex Corporation	158,400	5,050,584

Multiple Industry - 0.54%
FoxHollow Technologies, Inc.*	97,500	2,740,237

Petroleum - Domestic - 6.16%
Newfield Exploration Company*	175,800	13,054,908
Patterson-UTI Energy, Inc.	441,950	11,055,379
Western Gas Resources, Inc.	212,000	7,303,400
		31,413,687
Publishing - 2.46%
Getty Images, Inc.*	176,444	12,546,933

Railroad - 1.64%
Kansas City Southern*	435,100	8,380,026

Restaurants - 0.25%
Red Robin Gourmet Burgers, Inc.*	25,100	1,277,967

Retail - Specialty Stores - 4.41%
Guitar Center, Inc.*	92,900	5,094,171
O'Reilly Automotive, Inc.*	208,450	10,332,867
Tractor Supply Company*	161,800	7,039,918
		22,466,956
Timesharing and Software - 6.57%
Digitas Inc.*	756,100	7,640,390
FactSet Research Systems, Inc.	368,825	12,174,913
MicroStrategy Incorporated, Class A*	129,968	7,052,714
Zebra Technologies Corporation*	139,600	6,627,510
		33,495,527

TOTAL COMMON STOCKS AND WARRANT - 94.93%		$483,775,699

(Cost: $380,210,651)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Capital Equipment - 1.38%
John Deere Capital Corporation,
2.84%, 4-21-05	$4,000	3,993,689
John Deere Finance S.A. (John Deere Capital Corporation),
2.76%, 4-7-05	3,000	2,998,620
		6,992,309
Finance Companies - 2.34%
Ciesco, LLC,
2.76%, 4- 4-05	4,000	3,999,080
PACCAR Financial Corp.,
2.77%, 4-12-05	3,000	2,997,461
USAA Capital Corp.,
2.76%, 4-12-05	5,000	4,995,783
		11,992,324
Health Care - General - 0.98%
Baxter International Inc.,
2.85%, 4-6-05	5,000	4,998,021

Security and Commodity Brokers - 0.60%
Greenwich Capital Holdings Inc. (Royal Bank of Scotland PLC (The)),
2.86%, 4-1-05	3,052	3,052,000

Total Commercial Paper - 5.30%		27,034,654

Municipal Obligations - 0.67%
California
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Air Products and Chemicals, Inc./Wilmington Facility), Taxable Series 1997A,
2.85%, 5-9-05	3,400	3,400,000

TOTAL SHORT-TERM SECURITIES - 5.97%		$30,434,654

(Cost: $30,434,654)

TOTAL INVESTMENT SECURITIES - 100.90%		$514,210,353

(Cost: $410,645,305)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.90%)		(4,605,312)

NET ASSETS - 100.00%		$509,605,041

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A) Security valued in good faith by the Valuation Committee of the Board of Directors.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      IVY SMALL CAP GROWTH FUND
      March 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $410,645) (Notes 1 and 3)	$514,210
Cash	291
Receivables:
Investment securities sold	752
Fund shares sold	742
Dividends and interest	130
Prepaid and other assets	36

Total assets	516,161

LIABILITIES
Payable for investment securities purchased	4,666
Payable to Fund shareholders	1,573
Accrued shareholder servicing (Note 2)	170
Accrued accounting services fee (Note 2)	12
Accrued management fee (Note 2)	12
Accrued distribution fee (Note 2)	7
Accrued service fee (Note 2)	3
Other	113

Total liabilities	6,556

Total net assets	$509,605

NET ASSETS
$0.01 par value capital stock:
Capital stock	$417
Additional paid-in capital	453,284
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(71)
Accumulated undistributed net realized loss on investment transactions	(47,590)
Net unrealized appreciation in value of investments	103,565

Net assets applicable to outstanding units of capital	$509,605

Net asset value per share (net assets divided by shares outstanding):
Class A	$12.32
Class B	$11.73
Class C	$11.87
Class Y	$13.33
Capital shares outstanding:
Class A	5,804
Class B	1,250
Class C	25,980
Class Y	8,628
Capital shares authorized	400,000

See Notes to Financial Statements.

Statement of Operations
      IVY SMALL CAP GROWTH FUND
      For the Fiscal Year Ended March 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $5)	$1,440
Interest and amortization	672

Total income	2,112

Expenses (Note 2):
Investment management fee	4,384
Distribution fee:
Class A	33
Class B	101
Class C	2,353
Shareholder servicing:
Class A	244
Class B	73
Class C	930
Class Y	173
Service fee:
Class A	157
Class B	34
Class C	784
Class Y	282
Accounting services fee	142
Legal fees	106
Custodian fees	34
Audit fees	26
Other	276

Total expenses	10,132

Net investment loss	(8,020)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	57,022
Realized net loss on purchased options	(305)
Realized net gain on investments	56,717
Unrealized depreciation in value of investments during the period	(12,102)

Net gain on investments	44,615

Net increase in net assets resulting from operations	$36,595

See Notes to Financial Statements.

Statement of Changes in Net Assets
      IVY SMALL CAP GROWTH FUND
      (In Thousands)

	For the fiscal year ended March 31,
	2005	2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(8,020)	$(8,396)
Realized net gain on investments	56,717	14,860
Unrealized appreciation (depreciation)	(12,102)	130,559

Net increase in net assets resulting from operations	36,595	137,023

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-
Realized gains on investment transactions:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	-	-

Capital share transactions (Note 5)	(89,990)	83,571

Total increase (decrease)	(53,395)	220,594
NET ASSETS
Beginning of period	563,000	342,406

End of period	$509,605	$563,000

Undistributed net investment loss	$(71)	$(42)

(1)See "Financial Highlights" on pages 207 - 210.

See Notes to Financial Statements.

Financial Highlights
      IVY SMALL CAP GROWTH FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-3-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$11.36	$8.25	$10.59	$9.43	$19.64

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.08)	(0.23)	(0.59)	(0.02)
Net realized and unrealized gain (loss) on investments	1.04	3.19	(2.11)	1.75	(4.74)

Total from investment operations	0.96	3.11	(2.34)	1.16	(4.76)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(5.45)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(5.45)

Net asset value, end of period	$12.32	$11.36	$8.25	$10.59	$9.43

Total return(2)	8.45%	37.70%	-22.10%	12.30%	-28.30%
Net assets, end of period (in millions)	$72	$92	$20	$16	$4
Ratio of expenses to average net assets	1.54%	1.48%	1.54%	1.39%	1.49	%(3)
Ratio of net investment loss to average net assets	-1.14%	-1.21%	-1.22%	-0.93%	-0.39	%(3)
Portfolio turnover rate	83%	91%	31%	29%	48	%(4)
(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY SMALL CAP GROWTH FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,				For the period from 7-6-00(1) to
	2005	2004	2003	2002	3-31-01

Net asset value, beginning of period	$10.91	$8.01	$10.40	$9.36	$19.26

Income (loss) from investment operations:
Net investment loss	(0.23)	(0.20)	(0.21)	(0.26)	(0.06)
Net realized and unrealized gain (loss) on investments	1.05	3.10	(2.18)	1.30	(4.39)

Total from investment operations	0.82	2.90	(2.39)	1.04	(4.45)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(5.45)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(5.45)

Net asset value, end of period	$11.73	$10.91	$8.01	$10.40	$9.36

Total return	7.52%	36.21%	-22.98%	11.11%	-27.29%
Net assets, end of period (in millions)	$15	$13	$7	$8	$5
Ratio of expenses to average net assets	2.52%	2.57%	2.64%	2.43%	2.31	%(2)
Ratio of net investment loss to average net assets	-2.11%	-2.29%	-2.31%	-1.94%	-1.18	%(2)
Portfolio turnover rate	83%	91%	31%	29%	48	%(3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights
      IVY SMALL CAP GROWTH FUND(1)
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$11.02	$8.07	$10.44	$9.38	$21.64

Income (loss) from investment operations:
Net investment loss	(0.24)	(0.21)	(0.16)	(0.16)	(0.10)
Net realized and unrealized gain (loss) on investments	1.09	3.16	(2.21)	1.22	(6.71)

Total from investment operations	0.85	2.95	(2.37)	1.06	(6.81)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(5.45)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(5.45)

Net asset value, end of period	$11.87	$11.02	$8.07	$10.44	$9.38

Total return	7.71%	36.56%	-22.70%	11.30%	-35.17%
Net assets, end of period (in millions)	$308	$334	$273	$435	$459
Ratio of expenses to average net assets	2.26%	2.31%	2.31%	2.20%	2.12%
Ratio of net investment loss to average net assets	-1.85%	-2.03%	-1.98%	-1.70%	-0.81%
Portfolio turnover rate	83%	91%	31%	29%	48%
(1)Small Cap Growth Fund (formerly Growth Fund) changed its name effective June 30, 2000.

See Notes to Financial Statements.

Financial Highlights
      IVY SMALL CAP GROWTH FUND(1)
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$12.26	$8.89	$11.39	$10.14	$22.65

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.10)	(0.11)	(0.34)	(0.20)
Net realized and unrealized gain (loss) on investments	1.16	3.47	(2.39)	1.59	(6.86)

Total from investment operations	1.07	3.37	(2.50)	1.25	(7.06)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(5.45)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(5.45)

Net asset value, end of period	$13.33	$12.26	$8.89	$11.39	$10.14

Total return	8.73%	37.91%	-21.95%	12.33%	-34.67%
Net assets, end of period (in millions)	$115	$124	$42	$48	$21
Ratio of expenses to average net assets	1.36%	1.35%	1.33%	1.31%	1.30%
Ratio of net investment loss to average net assets	-0.95%	-1.09%	-1.00%	-0.83%	-0.02%
Portfolio turnover rate	83%	91%	31%	29%	48%
(1)Small Cap Growth Fund (formerly Growth Fund) changed its name effective June 30, 2000.

See Notes to Financial Statements.

Notes to Financial Statements
      March 31, 2005

Note 1 - Significant Accounting Policies

Ivy Funds, Inc. (formerly W&R Funds, Inc.) (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues twelve series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Gold bullion is valued at the last settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that exchange. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued as determined in good faith under procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.
C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into United States dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
D. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Corporation's financial statements. Gains or losses are realized by the Corporation at the time the Forward Contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the United States dollar. The Corporation uses Forward Contracts to attempt to reduce the overall risk of its investments.
E. Federal income taxes - It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
F. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Fund on the business day following the applicable record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At March 31, 2005, the following amounts were reclassified:

	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gains on Investment Transactions	Additional Paid-in Capital

Ivy Asset Strategy Fund	$15,254	$(15,254)	$--
Ivy Capital Appreciation Fund	19,385	--	(19,385)
Ivy Core Equity Fund	1,216,563	--	(1,216,563)
Ivy International Growth Fund	1,004,749	(195,333)	(809,416)
Ivy Large Cap Growth Fund	443,910	--	(443,910)
Ivy Mid Cap Growth Fund	984,177	--	(984,177)
Ivy Science and Technology Fund	2,648,167	--	(2,648,167)
Ivy Small Cap Growth Fund	7,991,368	--	(7,991,368)

G. Repurchase agreements - Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the custodian bank.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2 - Investment Management and Payments to Affiliated Persons

Ivy Investment Management Company ("IICO"), a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("WDR"), serves as the Corporation's investment manager. Prior to March 8, 2005, IICO was known as Waddell & Reed Ivy Investment Company. IICO provides advice and supervises investments for which services it is paid a fee. Prior to June 30, 2003, Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), served as the investment manager. On June 30, 2003, WRIMCO assigned the investment management agreement between it and the Corporation to Waddell & Reed Ivy Investment Company ("WRIICO"), an affiliated entity. The fee is payable by each Fund at the following annual rates:

Fund	Net Assets Breakpoints	Annual Rate

Ivy Asset Strategy Fund	Up to $1 Billion	.700%
	Over $1 Billion up to $2 Billion	.650%
	Over $2 Billion up to $3 Billion	.600%
	Over $3 Billion	.550%

Ivy Capital Appreciation Fund	Up to $1 Billion	.650%
	Over $1 Billion up to $2 Billion	.600%
	Over $2 Billion up to $3 Billion	.550%
	Over $3 Billion	.500%

Ivy Core Equity Fund	Up to $1 Billion	.700%
	Over $1 Billion up to $2 Billion	.650%
	Over $2 Billion up to $3 Billion	.600%
	Over $3 Billion	.550%

Ivy High Income Fund	Up to $500 Million	.625%
	Over $500 Million up to $1 Billion	.600%
	Over $1 Billion up to $1.5 Billion	.550%
	Over $1.5 Billion	.500%

Ivy International Growth Fund	Up to $1 Billion	.850%
	Over $1 Billion up to $2 Billion	.830%
	Over $2 Billion up to $3 Billion	.800%
	Over $3 Billion	.760%

Ivy Large Cap Growth Fund	Up to $1 Billion	.700%
	Over $1 Billion up to $2 Billion	.650%
	Over $2 Billion up to $3 Billion	.600%
	Over $3 Billion	.550%

Ivy Limited-Term Bond Fund	Up to $500 Million	.500%
	Over $500 Million up to $1 Billion	.450%
	Over $1 Billion up to $1.5 Billion	.400%
	Over $1.5 Billion	.350%

Ivy Mid Cap Growth Fund	Up to $1 Billion	.850%
	Over $1 Billion up to $2 Billion	.830%
	Over $2 Billion up to $3 Billion	.800%
	Over $3 Billion	.760%

Ivy Money Market Fund	All levels	.400%

Ivy Municipal Bond Fund	Up to $500 Million	.525%
	Over $500 Million up to $1 Billion	.500%
	Over $1 Billion up to $1.5 Billion	.450%
	Over $1.5 Billion	.400%

Ivy Science and Technology Fund	Up to $1 Billion	.850%
	Over $1 Billion up to $2 Billion	.830%
	Over $2 Billion up to $3 Billion	.800%
	Over $3 Billion	.760%

Ivy Small Cap Growth Fund	Up to $1 Billion	.850%
	Over $1 Billion up to $2 Billion	.830%
	Over $2 Billion up to $3 Billion	.800%
	Over $3 Billion	.760%

The fee is accrued and paid daily. However, IICO has voluntarily agreed to waive a Fund's management fee on any day that the Fund's net assets are less than $25 million, subject to IICO's right to change or modify this waiver. During the period ended March 31, 2005, IICO voluntarily waived its fee (in thousands) as shown in the following table:

Ivy Capital Appreciation Fund	$68
Ivy Municipal Bond Fund	66

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), an indirect subsidiary of WDR. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Corporation, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, each of the Funds paid WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until Fund net assets are at least $10 million.

Under the Shareholder Servicing Agreement between the Corporation and WRSCO, with respect to Class A, Class B and Class C shares, for each shareholder account that was in existence at any time during the prior month: Ivy Asset Strategy Fund pays a monthly fee of $1.5792; Ivy High Income Fund, Ivy Limited-Term Bond Fund and Ivy Municipal Bond Fund each pay a monthly fee of $1.6958; and Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund each pay a monthly fee of $1.5042. Ivy Money Market Fund pays a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. Ivy Limited-Term Bond Fund Class A, which also has check writing privileges, pays $0.75 for each shareholder check processed in the prior month. For Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WRSCO for certain out-of-pocket costs for all classes.

Prior to June 16, 2003, Waddell & Reed, Inc. ("W&R") served as underwriter for the Corporation's shares. On June 16, 2003, W&R assigned the underwriting agreement to Ivy Funds Distributor, Inc. ("IFDI"), a wholly-owned subsidiary of IICO. As principal underwriter for the Corporation's shares, IFDI receives sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B, Class C or certain Class A shares and is paid to IFDI. During the period ended March 31, 2005, IFDI received the following amounts in sales commissions and CDSC:

	Sales Commissions	CDSC
		Class A	Class B	Class C

Ivy Asset Strategy Fund	$290,297	$--	$15,519	$3,888
Ivy Capital Appreciation Fund	54,891	37	2,376	412
Ivy Core Equity Fund	115,420	--	20,635	6,752
Ivy High Income Fund	283,684	--	7,873	4,873
Ivy International Growth Fund	46,307	--	9,947	1,265
Ivy Large Cap Growth Fund	496,015	--	16,504	1,458
Ivy Limited-Term Bond Fund	153,779	562	18,242	2,354
Ivy Mid Cap Growth Fund	271,912	--	15,418	898
Ivy Money Market Fund	--	--	34,035	1,499
Ivy Municipal Bond Fund	22,132	--	3,357	283
Ivy Science and Technology Fund	250,710	--	19,915	4,173
Ivy Small Cap Growth Fund	299,823	--	17,201	8,714

With respect to Class A, Class B and Class C shares, IFDI pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the fiscal year ended March 31, 2005, the following amounts were paid:

Ivy Asset Strategy Fund	$432,273
Ivy Capital Appreciation Fund	81,621
Ivy Core Equity Fund	203,902
Ivy High Income Fund	360,450
Ivy International Growth Fund	76,566
Ivy Large Cap Growth Fund	620,553
Ivy Limited-Term Bond Fund	200,296
Ivy Mid Cap Growth Fund	329,437
Ivy Money Market Fund	--
Ivy Municipal Bond Fund	43,078
Ivy Science and Technology Fund	390,927
Ivy Small Cap Growth Fund	456,640

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/or service fee to IFDI in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to compensate IFDI for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B shares and Class C shares, respectively, each Fund may pay IFDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of a Fund's average annual net assets attributable to that class to compensate IFDI for its services in connection with the distribution of shares of that class and/or the service and/or maintenance of shareholder accounts of that class. The Class B Plan and the Class C Plan each permit IFDI to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan. Under the Class Y Plan, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

In the current environment of low interest rates, IFDI and WRSCO have voluntarily agreed to reimburse sufficient expenses to any class of Ivy Money Market Fund in order to insure the yield of that class remains at or above 0.01%. As of March 31, 2005, the amount of fees (in thousands) reimbursed to Ivy Money Market Fund, by class, are as follows:

Class A	$127
Class B	6
Class C	20

In addition, IFDI and WRSCO have voluntarily agreed to waive sufficient Fund expenses to ensure that the total annual fund operating expenses do not exceed the following levels for the specified funds/classes:

Fund and Class	Expense Limitation (as a percentage of average net assets of each Class)

Ivy Large Cap Growth Fund, Class A	1.50%
Ivy Large Cap Growth Fund, Class C	2.25%
Ivy Large Cap Growth Fund, Class Y	1.20%
Ivy Mid Cap Growth Fund, Class A	1.65%
Ivy Mid Cap Growth Fund, Class C	2.35%
Ivy Mid Cap Growth Fund, Class Y	1.25%

As of March 31, 2005, the amount of fees (in thousands) reimbursed under these agreements are as follows:

Ivy Large Cap Growth Fund
Class A	$11
Class C	4
Class Y	25
Ivy Mid Cap Growth Fund
Class A	$27
Class C	12
Class Y	4

The Corporation paid Directors' fees of $157,006, which are included in other expenses.

Note 3 - Investment Securities Transactions

Investment securities transactions for the fiscal year ended March 31, 2005 are summarized as follows:

	Ivy Asset Strategy Fund	Ivy Capital Appreciation Fund	Ivy Core Equity Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$90,535,915	$9,432,937	$112,657,666
Purchases of bullion	1,402,976	--	--
Purchases of U.S. government securities	885,328	--	--
Purchases of short-term securities	682,283,890	273,627,876	712,970,374
Purchases of options	261,420	--	--
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government securities	66,763,311	5,857,955	169,253,658
Proceeds from sales of bullion	3,625,215	--	--
Proceeds from maturities and sales of U.S. government securities	2,172,753	--	--
Proceeds from maturities and sales of short-term securities	676,561,462	271,360,937	711,800,035
Proceeds from options	307,643	--	--

	Ivy High Income Fund	Ivy International Growth Fund	Ivy Large Cap Growth Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$41,163,104	$55,765,960	$189,898,622
Purchases of U.S. government securities	--	--	--
Purchases of short-term securities	463,025,476	385,553,379	566,573,524
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government securities	30,793,597	68,456,802	188,433,395
Proceeds from maturities and sales of U.S. government securities	--	--	--
Proceeds from maturities and sales of short-term securities	459,168,404	384,551,778	567,117,582

	Ivy Limited Term Bond Fund	Ivy Mid Cap Growth Fund	Ivy Municipal Bond Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$6,322,113	$30,994,166	$4,086,721
Purchases of U.S. government securities	20,877,280	--	--
Purchases of short-term securities	369,414,004	693,534,473	64,264,224
Purchases of options	--	473,817	--
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government securities	11,902,081	19,480,501	4,555,792
Proceeds from maturities and sales of U.S. government securities	10,957,145	--	--
Proceeds from maturities and sales of short-term securities	370,924,321	694,748,926	64,197,984
Proceeds from options	--	609,744	--

	Ivy Science and Technology Fund	Ivy Small Cap Growth Fund

Purchases of investment securities, excluding short-term and U.S. government securities	$188,219,031	$399,953,268
Purchases of U.S. government securities	--	--
Purchases of short-term securities	860,316,080	2,040,434,964
Purchases of options	--	305,230
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government securities	163,269,777	485,811,465
Proceeds from maturities and sales of U.S. government securities	--	--
Proceeds from maturities and sales of short-term securities	861,740,963	2,051,098,398
Proceeds from options	--	--

For Federal income tax purposes, cost of investments owned at March 31, 2005 and the related unrealized appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation (Depreciation)

Ivy Asset Strategy Fund	$93,063,394	$15,061,397	$589,289	$14,472,108
Ivy Capital Appreciation Fund	12,470,441	2,028,932	213,332	1,815,600
Ivy Core Equity Fund	199,419,263	66,972,394	3,744,345	63,228,049
Ivy High Income Fund	65,163,791	2,343,998	1,153,691	1,190,307
Ivy International Growth Fund	55,570,136	11,706,980	945,451	10,761,529
Ivy Large Cap Growth Fund	129,885,688	22,629,075	1,679,800	20,949,275
Ivy Limited-Term Bond Fund	63,438,924	233,522	583,261	(349,739)
Ivy Mid Cap Growth Fund	70,575,294	23,957,242	2,637,167	21,320,075
Ivy Money Market Fund	45,762,754	--	--	--
Ivy Municipal Bond Fund	23,482,903	764,866	48,169	716,697
Ivy Science and Technology Fund	162,115,822	30,047,225	4,962,781	25,084,444
Ivy Small Cap Growth Fund	411,430,483	117,732,440	14,952,570	102,779,870

Note 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended March 31, 2005 and the related Capital Loss Carryover and Post-October activity were as follows:

	Ivy Asset Strategy Fund	Ivy Capital Appreciation Fund	Ivy Core Equity Fund

Net ordinary income	$99,965	$--	$--
Distributed ordinary income	180,383	--	--
Undistributed ordinary income	97,945	--	--

Realized long-term capital gains	599,143	--	--
Distributed long-term capital gains	705,308	--	--
Undistributed long-term capital gains	599,143	--	--

Capital loss carryover	--	--	--

Post-October losses deferred	2,421	62,442	1,599

	Ivy High Income Fund	Ivy International Growth Fund	Ivy Large Cap Growth Fund

Net ordinary income	$3,700,170	$--	$--
Distributed ordinary income	3,687,419	596,184	--
Undistributed ordinary income	66,540	--	--

Realized long-term capital gains	--	--	--
Distributed long-term capital gains	--	--	--
Undistributed long-term capital gains	--	--	--

Capital loss carryover	--	--	--

Post-October losses deferred	--	14,783	--

	Ivy Limited- Term Bond Fund	Ivy Mid Cap Growth Fund	Ivy Money Market Fund

Net ordinary income	$1,589,308	$--	$347,083
Distributed ordinary income	1,579,176	--	336,430
Undistributed ordinary income	28,965	--	13,878

Realized long-term capital gains	--	--	--
Distributed long-term capital gains	--	--	--
Undistributed long-term capital gains	--	--	--

Capital loss carryover	--	--	--

Post-October losses deferred	91,289	--	--

	Ivy Municipal Bond Fund	Ivy Science and Technology Fund	Ivy Small Cap Growth Fund

Net ordinary income	$702,840	$--	$--
Distributed ordinary income	697,508	--	--
Undistributed ordinary income	13,316	--	--

Realized long-term capital gains	--	--	--
Distributed long-term capital gains	--	--	--
Undistributed long-term capital gains	--	--	--

Capital loss carryover	--	--	--

Post-October losses deferred	--	1,859	--

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

	Ivy Capital Appreciation Fund	Ivy Core Equity Fund	Ivy High Income Fund	Ivy International Growth Fund

March 31, 2009	$--	$4,268,163	$1,574,985	$1,629,853
March 31, 2010	1,620,668	5,388,835	1,271,702	24,986,955
March 31, 2011	1,005,096	30,995,562	1,182,962	19,867,500

Total carryover	$2,625,764	$40,652,560	$4,029,649	$46,484,308

	Ivy Large Cap Growth Fund	Ivy Limited-Term Bond Fund	Ivy Mid Cap Growth Fund	Ivy Municipal Bond Fund

March 31, 2008	$620,955	$--	$--	$--
March 31, 2009	11,368,220	36,676	22,505,437	223,145
March 31, 2010	9,290,552	--	17,363,901	230,753
March 31, 2011	4,727,341	456,813	5,387,010	75,199
March 31, 2012	697,963	--	949,121	--

Total carryover	$26,705,031	$493,489	$46,205,469	$529,097

	Ivy Science and Technology Fund	Ivy Small Cap Growth Fund

March 31, 2008	$541,589	$4,767,939
March 31, 2009	1,113,450	3,509,351
March 31, 2010	10,616,042	8,387,927
March 31, 2011	16,278,545	25,225,254
March 31, 2012	398,136	4,914,132

Total carryover	$28,947,762	$46,804,603

Ivy U.S. Blue Chip Fund was merged into Ivy Core Equity Fund as of June 16, 2003 (see Note 8) and Advantus Index 500 Fund was merged into Ivy Core Equity Fund as of December 8, 2003 (see Note 9). At the time of the mergers, Ivy U.S. Blue Chip Fund and Advantus Index 500 Fund had capital loss carryovers available to offset future gains of the Ivy Core Equity Fund. Ivy US Blue Chip Fund's carryovers are limited to $1,479,061 for each period ending from March 31, 2006 through 2011 plus any unused limitations from prior years.

Ivy Global Fund and Ivy International Small Companies Fund were merged into Ivy International Growth Fund as of June 16, 2003 (see Note 8). At the time of the merger, Ivy Global Fund and Ivy International Small Companies Fund had capital loss carryovers available to offset future gains of the Ivy International Growth Fund. These carryovers are limited to $181,724 and $225,739, respectively, for each period ending from March 31, 2006 through 2011 plus any unused limitations from prior years.

Advantus Horizon Fund was merged into Ivy Large Cap Growth Fund as of December 8, 2003 (see Note 9). At the time of the merger, Advantus Horizon Fund had capital loss carryovers available to offset future gains of the Ivy Large Cap Growth Fund. These carryovers are limited to $6,142,321 for the period ending March 31, 2006 and $1,383,732 for each period ending from March 31, 2007 through 2010 plus any unused limitations from prior years and the amount of certain built-in gains realized, if any.

Ivy US Emerging Growth Fund was merged into Ivy Mid Cap Growth fund as of June 16, 2003 (see Note 8). At the time of the merger, Ivy Mid Cap Growth Fund had capital loss carryovers available to offset future gains. These carryovers are limited to $3,301,377 for the period ending March 31, 2006 and $1,182,294 for each period from March 31, 2007 through 2011 and $197,085 for the period ending March 31, 2012 plus any unused limitations from prior years.

Ivy Global Science & Technology Fund was merged into Ivy Science and Technology Fund as of June 16, 2003 (see Note 8). At the time of the merger, Ivy Global Science & Technology Fund had capital loss carryovers available to offset future gains of the Ivy Science and Technology Fund. These carryovers are limited to $413,760 for each period ending from March 31, 2006 through 2011 plus any unused limitations from prior years.

Advantus Enterprise Fund was merged into Ivy Small Cap Growth Fund as of December 8, 2003 (see Note 9). At the time of the merger, Advantus Enterprise Fund had capital loss carryovers available to offset future gains of the Ivy Small Cap Growth Fund. These carryovers are limited to $2,069,323 for each period ending from March 31, 2006 through 2010 and $564,364 for the period ending March 31, 2011 plus any unused limitations from prior years.

Note 5 - Multiclass Operations

Each Fund within the Corporation currently offers four classes of shares, Class A, Class B, Class C and Class Y (other than Money Market Fund which offers only Class A shares), each of which have equal rights as to assets and voting privileges. Ivy Money Market Fund Class B and Class C shares are no longer available for investment. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Corporation.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal year ended March 31, 2005 are summarized below. Amounts are in thousands.

	Ivy Asset Strategy Fund	Ivy Capital Appreciation Fund	Ivy Core Equity Fund
Shares issued from sale of shares:
Class A	1,843	728	1,173
Class B	364	91	324
Class C	885	196	1,221
Class Y	158	17	24
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	22	--	--
Class B	6	--	--
Class C	34	--	--
Class Y	2	--	--
Shares redeemed:
Class A	(489)	(161)	(3,223)
Class B	(107)	(25)	(511)
Class C	(833)	(74)	(5,690)
Class Y	(46)	(3)	(102)

Increase (decrease) in outstanding capital shares	1,839	769	(6,784)

Value issued from sale of shares:
Class A	$25,040	$5,606	$10,008
Class B	4,796	662	2,628
Class C	11,912	1451	10,009
Class Y	2,099	125	205
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	293	--	--
Class B	82	--	--
Class C	449	--	--
Class Y	33	--	--
Value redeemed:
Class A	(6,407)	(1,241)	(26,867)
Class B	(1,391)	(180)	(4,154)
Class C	(10,775)	(539)	(46,423)
Class Y	(618)	(27)	(894)

Increase (decrease) in outstanding capital	$25,513	$5,857	$(55,488)

	Ivy High Income Fund	Ivy International Growth Fund	Ivy Large Cap Growth Fund

Shares issued from sale of shares:
Class A	2,247	353	5,034
Class B	303	70	573
Class C	533	286	532
Class Y	139	207	585
Shares issued from reinvestment of dividends:
Class A	139	17	--
Class B	22	2	--
Class C	137	26	--
Class Y	73	7	--
Shares redeemed:
Class A	(781)	(331)	(4,551)
Class B	(120)	(141)	(316)
Class C	(736)	(1,339)	(490)
Class Y	(241)	(261)	(1,805)

Increase (decrease) in outstanding capital shares	1,715	(1,104)	(438)

Value issued from sale of shares:
Class A	$19,814	$3,785	$46,868
Class B	2,674	712	4,987
Class C	4,694	2,917	4,740
Class Y	1,219	2,401	5,432
Value issued from reinvestment of dividends:
Class A	1,224	183	--
Class B	193	21	--
Class C	1,205	286	--
Class Y	648	87	--
Value redeemed:
Class A	(6,867)	(3,536)	(41,787)
Class B	(1,056)	(1,436)	(2,732)
Class C	(6,480)	(13,716)	(4,309)
Class Y	(2,151)	(3,040)	(16,933)

Increase (decrease) in outstanding capital	$15,117	$(11,336)	$(3,734)

	Ivy Limited- Term Bond Fund	Ivy Mid Cap Growth Fund	Ivy Money Market Fund

Shares issued from sale of shares:
Class A	3,145	2,730	46,298
Class B	304	286	5,580
Class C	385	340	10,835
Class Y	100	80	NA
Shares issued from reinvestment of dividends:
Class A	96	--	324
Class B	10	--	1
Class C	33	--	5
Class Y	5	--	NA
Shares redeemed:
Class A	(2,785)	(1,403)	(52,704)
Class B	(213)	(496)	(5,410)
Class C	(811)	(276)	(11,608)
Class Y	(103)	(35)	NA

Increase (decrease) in outstanding capital shares	166	1,226	(6,679)

Value issued from sale of shares:
Class A	$32,300	$26,012	$46,298
Class B	3,127	2,618	5,580
Class C	3,953	3,176	10,835
Class Y	1,032	776	NA
Value issued from reinvestment of dividends:
Class A	990	--	324
Class B	100	--	1
Class C	339	--	5
Class Y	52	--	NA
Value redeemed:
Class A	(28,528)	(13,542)	(52,704)
Class B	(2,189)	(4,511)	(5,410)
Class C	(8,325)	(2,564)	(11,608)
Class Y	(1,060)	(333)	NA

Increase (decrease) in outstanding capital	$1,791	$11,632	$(6,679)

	Ivy Municipal Bond Fund	Ivy Science and Technology Fund	Ivy Small Cap Growth Fund

Shares issued from sale of shares:
Class A	191	1,571	2,763
Class B	35	196	331
Class C	179	557	1,511
Class Y	4	1,321	2,386
Shares issued from reinvestment of dividends:
Class A	12	--	--
Class B	2	--	--
Class C	40	--	--
Class Y	-- *	--	--
Shares redeemed:
Class A	(104)	(856)	(5,108)
Class B	(21)	(154)	(242)
Class C	(394)	(987)	(5,823)
Class Y	(-- )*	(273)	(3,879)

Increase (decrease) in outstanding capital shares	(56)	1,375	(8,061)

Value issued from sale of shares:
Class A	$2,136	$31,721	$31,601
Class B	396	3,732	3,657
Class C	2,012	10,871	16,856
Class Y	43	27,807	30,101
Value issued from reinvestment of dividends:
Class A	135	--	--
Class B	16	--	--
Class C	447	--	--
Class Y	1	--	--
Value redeemed:
Class A	(1,156)	(17,589)	(56,508)
Class B	(234)	(2,920)	(2,657)
Class C	(4,415)	(19,034)	(64,820)
Class Y	(4)	(5,746)	(48,220)

Increase (decrease) in outstanding capital	$(623)	$28,842	$(89,990)

*Not shown due to rounding.

Transactions in capital stock for the fiscal year ended March 31, 2004 are summarized below. Amounts are in thousands.

	Ivy Asset Strategy Fund	Ivy Capital Appreciation Fund	Ivy Core Equity Fund

Shares issued from sale of shares:
Class A	1,053	322	5,603
Class B	390	39	1,371
Class C	619	89	2,100
Class Y	136	--	189
Shares issued in connection with mergers of Ivy US Blue Chip Fund and Advantus Index 500 Fund:
Class A	NA	NA	7,526
Class B	NA	NA	1,048
Class C	NA	NA	63
Class Y	NA	NA	69
Shares issued from reinvestment of dividends:
Class A	10	--	--
Class B	1	--	--
Class C	12	--	--
Class Y	1	--	--
Shares redeemed:
Class A	(537)	(147)	(5,808)
Class B	(141)	(9)	(1,567)
Class C	(1,359)	(22)	(7,452)
Class Y	(86)	(-)	(369)

Increase in outstanding capital shares	99	272	2,773

Value issued from sale of shares:
Class A	$12,565	$2,202	$36,676
Class B	4,632	270	8,830
Class C	7,365	606	22,358
Class Y	1,644	--	1,361
Value issued in connection with mergers of Ivy US Blue Chip Fund and Advantus Index 500 Fund:
Class A	NA	NA	57,881
Class B	NA	NA	7,641
Class C	NA	NA	463
Class Y	NA	NA	533
Value issued from reinvestment of dividends:
Class A	118	--	--
Class B	11	--	--
Class C	145	--	--
Class Y	13	--	--
Value redeemed:
Class A	(6,418)	(994)	(44,359)
Class B	(1,674)	(62)	(11,548)
Class C	(16,033)	(150)	(55,231)
Class Y	(1,009)	(-)	(2,887)

Increase in outstanding capital	$1,359	$1,872	$21,718

	Ivy High Income Fund	Ivy International Growth Fund	Ivy Large Cap Growth Fund

Shares issued from sale of shares:
Class A	1,618	4,008	3,672
Class B	258	361	433
Class C	966	578	895
Class Y	1,152	10,647	7,115
Shares issued in connection with merger of Advantus Horizon Fund:
Class A	NA	NA	3,201
Shares issued in connection with mergers of Ivy International Small Companies Fund and Ivy Global Fund:
Class A	NA	648	NA
Class B	NA	272	NA
Class C	NA	109	NA
Class Y	NA	30	NA
Shares issued from reinvestment of dividends:
Class A	71	--	--
Class B	14	--	--
Class C	139	--	--
Class Y	75	--	--
Shares redeemed:
Class A	(428)	(4,232)	(1,581)
Class B	(80)	(411)	(91)
Class C	(807)	(1,695)	(251)
Class Y	(583)	(11,599)	(858)

Increase (decrease) in outstanding capital shares	2,395	(1,284)	12,535

Value issued from sale of shares:
Class A	$13,999	$33,106	$33,918
Class B	2,234	3,526	3,634
Class C	8,268	12,513	7,655
Class Y	9,619	89,992	62,609
Value issued in connection with merger of Advantus Horizon Fund:
Class A	NA	NA	29,203
Value issued in connection with merger of Ivy International Small Companies Fund and Ivy Global Fund:
Class A	NA	5,646	NA
Class B	NA	2,298	NA
Class C	NA	928	NA
Class Y	NA	284	NA
Value issued from reinvestment of dividends:
Class A	612	--	--
Class B	117	--	--
Class C	1,194	--	--
Class Y	642	--	--
Value redeemed:
Class A	(3,657)	(36,188)	(13,747)
Class B	(691)	(3,580)	(777)
Class C	(6,938)	(14,976)	(2,196)
Class Y	(4,980)	(106,687)	(7,961)

Increase (decrease) in outstanding capital	$20,419	$(13,138)	$112,338

	Ivy Limited- Term Bond Fund	Ivy Mid Cap Growth Fund	Ivy Money Market Fund

Shares issued from sale of shares:
Class A	2,509	4,450	29,888
Class B	357	1,514	4,918
Class C	600	912	10,784
Class Y	355	358	NA
Shares issued in connection with merger of Advantus Money Market Fund:
Class A	NA	NA	32,239
Shares issued in connection with merger of Ivy US Emerging Growth Fund:
Class A	NA	2,114	NA
Class B	NA	1,208	NA
Class C	NA	160	NA
Class Y	NA	39	NA
Shares issued from reinvestment of dividends:
Class A	103	--	111
Class B	10	--	- *
Class C	46	--	2
Class Y	5	--	NA
Shares redeemed:
Class A	(3,081)	(3,153)	(27,380)
Class B	(336)	(1,628)	(4,881)
Class C	(1,500)	(424)	(14,717)
Class Y	(392)	(297)	NA

Increase (decrease) in outstanding capital shares	(1,324)	5,253	30,964

*Not shown due to rounding.

Value issued from sale of shares:
Class A	$26,204	$36,931	$29,888
Class B	3,725	11,807	4,918
Class C	6,261	6,784	10,784
Class Y	3,720	2,216	NA
Value issued in connection with merger of Advantus Money Market Fund:
Class A	NA	NA	32,239
Value issued in connection with merger of Ivy US Emerging Growth Fund:
Class A	NA	16,592	NA
Class B	NA	9,204	NA
Class C	NA	1,230	NA
Class Y	NA	308	NA
Value issued from reinvestment of dividends:
Class A	1,079	--	111
Class B	106	--	- *
Class C	476	--	2
Class Y	50	--	NA
Value redeemed:
Class A	(32,153)	(25,327)	(27,380)
Class B	(3,509)	(12,667)	(4,881)
Class C	(15,667)	(3,390)	(14,717)
Class Y	(4,108)	(2,338)	NA

Increase (decrease) in outstanding capital	$(13,816)	$41,350	$30,964

*Not shown due to rounding.

	Ivy Municipal Bond Fund	Ivy Science and Technology Fund	Ivy Small Cap Growth Fund

Shares issued from sale of shares:
Class A	390	1,269	4,917
Class B	44	392	475
Class C	85	676	2,790
Class Y	-- *	552	11,693
Shares issued in connection with merger of Advantus Enterprise Fund:
Class A	NA	NA	4,061
Shares issued in connection with merger of Ivy Global Science and Technology Fund:
Class A	NA	287	NA
Class B	NA	245	NA
Class C	NA	56	NA
Class Y	NA	7	NA
Shares issued from reinvestment of dividends:
Class A	9	--	--
Class B	1	--	--
Class C	45	--	--
Class Y	-- *	--	--
Shares redeemed:
Class A	(241)	(720)	(3,270)
Class B	(17)	(361)	(184)
Class C	(585)	(1,077)	(6,332)
Class Y	(--)	(328)	(6,339)

Increase (decrease) in outstanding capital shares	(269)	998	7,811

*Not shown due to rounding.

Value issued from sale of shares:
Class A	$4,386	$15,942	$47,321
Class B	495	5,032	4,653
Class C	957	22,515	32,820
Class Y	1	5,915	125,087
Value issued in connection with merger of Advantus Enterprise Fund:
Class A	NA	NA	43,667
Value issued in connection with merger of Ivy Global Science and Technology Fund:
Class A	NA	4,548	NA
Class B	NA	3,771	NA
Class C	NA	860	NA
Class Y	NA	119	NA
Value issued from reinvestment of dividends:
Class A	96	--	--
Class B	11	--	--
Class C	509	--	--
Class Y	-- *	--	--
Value redeemed:
Class A	(2,706)	(12,236)	(32,941)
Class B	(190)	(5,784)	(1,860)
Class C	(6,556)	(17,948)	(62,826)
Class Y	(-)	(5,923)	(72,350)

Increase (decrease) in outstanding capital	$(2,997)	$16,811	$83,571

*Not shown due to rounding.

Note 6 - Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For each Fund, when a written put is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

For Ivy Asset Strategy Fund, transactions in call options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2004	--	$--
Options written	3,813	571,610
Options terminated in closing purchase transactions	(3,577)	(549,107)
Options exercised	(180)	(18,303)
Options expired	(56)	(4,200)

Outstanding at March 31, 2005	--	$--

For Ivy Capital Appreciation Fund, transactions in call options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2004	7	$854
Options written	--	--
Options terminated in closing purchase transactions	(7)	(854)
Options exercised	--	--
Options expired	--	--

Outstanding at March 31, 2005	--	$--

For Ivy Core Equity Fund, transactions in call options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2004	--	$--
Options written	800	63,904
Options terminated in closing purchase transactions	(420)	(34,341)
Options exercised	--	--
Options expired	(380)	(29,563)

Outstanding at March 31, 2005	--	$--

For Ivy Mid Cap Growth Fund, transactions in call options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2004	107	$19,288
Options written	5,617	412,929
Options terminated in closing purchase transactions	(3,285)	(290,644)
Options exercised	(21)	(3,300)
Options expired	(1,050)	(71,834)

Outstanding at March 31, 2005	1,368	$66,439

Note 7 - Futures

The Corporation may engage in buying and selling futures contracts. Upon entering into a futures contract, the Corporation is required to deposit, in a segregated account, an amount of cash or United States Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Corporation each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Corporation as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Corporation uses futures to attempt to reduce the overall risk of its investments.

Note 8 - Acquisitions of Ivy Global Fund, Ivy Global Science and Technology Fund, Ivy International Small Companies Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund

On June 16, 2003, Ivy Core Equity Fund acquired all the net assets of Ivy US Blue Chip Fund pursuant to a plan of reorganization approved by the shareholders of Ivy US Blue Chip Fund on June 10, 2003. The acquisition was accomplished by a tax-free exchange of 4,455,649 shares of Ivy Core Equity Fund (valued at $33,237,149) for the 4,314,763 shares of Ivy US Blue Chip Fund outstanding on June 16, 2003. Ivy US Blue Chip Fund had net assets of $33,237,149, including $3,400,840 of net unrealized appreciation in value of investments and $17,432,572 of accumulated net realized losses on investments, which were combined with those of Ivy Core Equity Fund. The aggregate net assets of Ivy Core Equity Fund and Ivy US Blue Chip Fund immediately before the acquisition were $243,451,378 and $33,237,149, respectively. The aggregate net assets of Ivy Core Equity Fund and Ivy US Blue Chip Fund immediately following the acquisition were $276,688,527 and $0, respectively.

On June 16, 2003, Ivy International Growth Fund acquired all the net assets of Ivy Global Fund pursuant to a plan of reorganization approved by the shareholders of Ivy Global Fund on June 10, 2003. The acquisition was accomplished by a tax-free exchange of 471,708 shares of Ivy International Growth Fund (valued at $4,084,583) for the 555,824 shares of Ivy Global Fund outstanding on June 16, 2003. Ivy Global Fund had net assets of $4,084,583, including $187,112 of net unrealized appreciation in value of investments and $3,440,525 of accumulated net realized losses on investments, which were combined with those of Ivy International Growth Fund. The aggregate net assets of Ivy International Growth Fund and Ivy Global Fund immediately before the acquisition were $75,960,531 and $4,084,583, respectively. The aggregate net assets of Ivy International Growth Fund and Ivy Global Fund immediately following the acquisition were $80,045,114 and $0, respectively.

On June 16, 2003, Ivy International Growth Fund acquired all the net assets of Ivy International Small Companies Fund pursuant to a plan of reorganization approved by the shareholders of Ivy International Small Companies Fund on June 12, 2003. The acquisition was accomplished by a tax-free exchange of 586,893 shares of Ivy International Growth Fund (valued at $5,072,637) for the 746,180 shares of Ivy International Small Companies Fund outstanding on June 16, 2003. Ivy International Small Companies Fund had net assets of $5,072,637, including $410,933 of net unrealized appreciation in value of investments and $11,716,558 of accumulated net realized losses on investments, which were combined with those of Ivy International Growth Fund. The aggregate net assets of Ivy International Growth Fund and Ivy International Small Companies Fund immediately before the acquisition were $75,960,531 and $5,072,637, respectively. The aggregate net assets of Ivy International Growth Fund and Ivy International Small Companies Fund immediately following the acquisition were $81,033,168 and $0, respectively.

On June 16, 2003, Ivy Science and Technology Fund acquired all the net assets of Ivy Global Science and Technology Fund pursuant to a plan of reorganization approved by the shareholders of Ivy Global Science and Technology Fund on June 10, 2003. The acquisition was accomplished by a tax-free exchange of 594,910 shares of Ivy Science and Technology Fund (valued at $9,297,885) for the 1,192,759 shares of Ivy Global Science and Technology Fund outstanding on June 16, 2003. Ivy Global Science and Technology Fund had net assets of $9,297,885, including $1,112,396 of net unrealized appreciation in value of investments and $48,964,829 of accumulated net realized losses on investments, which were combined with those of Ivy Science and Technology Fund. The aggregate net assets of Ivy Science and Technology Fund and Ivy Global Science and Technology Fund immediately before the acquisition were $102,611,502 and $9,297,885, respectively. The aggregate net assets of Ivy Science and Technology Fund and Ivy Global Science and Technology Fund immediately following the acquisition were $111,909,387 and $0, respectively.

On June 16, 2003, Ivy Mid Cap Growth Fund acquired all the net assets of Ivy US Emerging Growth Fund pursuant to a plan of reorganization approved by the shareholders of Ivy US Emerging Growth Fund on June 10, 2003. The acquisition was accomplished by a tax-free exchange of 3,520,272 shares of Ivy Mid Cap Growth Fund (valued at $27,334,380) for the 1,980,747 shares of Ivy US Emerging Growth Fund outstanding on June 16, 2003. Ivy US Emerging Growth Fund had net assets of $27,334,380, including $3,678,066 of net unrealized appreciation in value of investments and $41,518,711 of accumulated net realized losses on investments, which were combined with those of Ivy Mid Cap Growth Fund. The aggregate net assets of Ivy Mid Cap Growth Fund and Ivy US Emerging Growth Fund immediately before the acquisition were $26,567,950 and $27,334,380, respectively. The aggregate net assets of Ivy Mid Cap Growth Fund and Ivy US Emerging Growth Fund immediately following the acquisition were $53,902,330 and $0, respectively.

Note 9 - Acquisitions of Advantus Enterprise Fund, Advantus Horizon Fund, Advantus Index 500 Fund and Advantus Money Market Fund

On December 8, 2003, Ivy Core Equity Fund acquired all the net assets of Advantus Index 500 Fund pursuant to a plan of reorganization approved by the shareholders of Advantus Index 500 Fund on November 26, 2003. The acquisition was accomplished by a tax-free exchange of 4,249,982 shares of Ivy Core Equity Fund (valued at $33,280,493) for the 2,400,840 shares of Advantus Index 500 Fund outstanding on December 8, 2003. Advantus Index 500 Fund had net assets of $33,277,474, including $5,911,503 of net unrealized appreciation in value of investments and $6,876,798 of accumulated net realized losses on investments, which were combined with those of Ivy Core Equity Fund. The aggregate net assets of Ivy Core Equity Fund and Advantus Index 500 Fund immediately before the acquisition were $266,407,080 and $33,277,474, respectively. The aggregate net assets of Ivy Core Equity Fund and Advantus Index 500 Fund immediately following the acquisition were $299,687,573 and $0, respectively. Advantus Index 500 Fund Class A, B and C shares merged into Ivy Core Equity Fund Class A.

On December 8, 2003, Ivy Large Cap Growth Fund acquired all the net assets of Advantus Horizon Fund pursuant to a plan of reorganization approved by the shareholders of Advantus Horizon Fund on November 26, 2003. The acquisition was accomplished by a tax-free exchange of 3,201,030 shares of Ivy Large Cap Growth Fund (valued at $29,203,164) for the 2,185,881 shares of Advantus Horizon Fund outstanding on December 8, 2003. Advantus Horizon Fund had net assets of $29,192,654, including $6,087,063 of net unrealized appreciation in value of investments and $15,819,183 of accumulated net realized losses on investments, which were combined with those of Ivy Large Cap Growth Fund. The aggregate net assets of Ivy Large Cap Growth Fund and Advantus Horizon Fund immediately before the acquisition were $111,801,149 and $29,192,654, respectively. The aggregate net assets of Ivy Large Cap Growth Fund and Advantus Horizon Fund immediately following the acquisition were $141,004,313 and $0, respectively. Advantus Horizon Fund Class A, B and C shares merged into Ivy Large Cap Growth Fund Class A.

On December 8, 2003, Ivy Money Market Fund acquired all the net assets of Advantus Money Market Fund pursuant to a plan of reorganization approved by the shareholders of Advantus Money Market Fund on November 26, 2003. The acquisition was accomplished by a tax-free exchange of 32,238,877 shares of Ivy Money Market Fund (valued at $32,238,877) for the 32,238,877 shares of Advantus Money Market Fund outstanding on December 8, 2003. Advantus Money Market Fund had net assets of $32,238,877, including $0 of net unrealized appreciation in value of investments and $0 of accumulated net realized losses on investments, which were combined with those of Ivy Money Market Fund. The aggregate net assets of Ivy Money Market Fund and Advantus Money Market Fund immediately before the acquisition were $21,990,069 and $32,238,877, respectively. The aggregate net assets of Ivy Money Market Fund and Advantus Money Market Fund immediately following the acquisition were $54,228,946 and $0, respectively. Advantus Money Market Class A, B and C shares merged into Ivy Money Market Class A.

On December 8, 2003, Ivy Small Cap Growth Fund acquired all the net assets of Advantus Enterprise Fund pursuant to a plan of reorganization approved by the shareholders of Advantus Enterprise Fund on November 26, 2003. The acquisition was accomplished by a tax-free exchange of 4,061,128 shares of Ivy Small Cap Growth Fund (valued at $43,666,738) for the 4,672,306 shares of Advantus Enterprise Fund outstanding on December 8, 2003. Advantus Enterprise Fund had net assets of $43,656,594, including $6,463,903 of net unrealized appreciation in value of investments and $18,900,444 of accumulated net realized losses on investments, which were combined with those of Ivy Small Cap Growth Fund. The aggregate net assets of Ivy Small Cap Growth Fund and Advantus Enterprise Fund immediately before the acquisition were $524,433,879 and $43,656,594, respectively. The aggregate net assets of Ivy Small Cap Growth Fund and Advantus Enterprise Fund immediately following the acquisition were $568,100,617 and $0, respectively. Advantus Enterprise Fund Class A, B and C shares merged into Ivy Small Cap Growth Fund Class A.

Note 10 - Name Change

On March 31, 2005, Ivy Tax-Managed Equity Fund changed its name to Ivy Capital Appreciation Fund.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Ivy Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Strategy Fund, Capital Appreciation Fund (formerly Tax-Managed Equity Fund), Core Equity Fund, High Income Fund, International Growth Fund, Large Cap Growth Fund, Limited-Term Bond Fund, Mid Cap Growth Fund, Money Market Fund, Municipal Bond Fund, Science and Technology Fund and Small Cap Growth Fund (collectively the "Funds") comprising Ivy Funds, Inc. (formerly W&R Funds, Inc.) as of March 31, 2005, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Ivy Funds, Inc., as of March 31, 2005, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 17, 2005

Income Tax Information

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you in the Funds shown on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Ivy Asset Strategy Fund Class A
6-16-04	$0.0670	$0.0670	$--	$--	$--	$0.0670	$--
9-15-04	--	--	--	--	--	--	--
12-15-04	0.1114	--	--	0.1114	--	--	0.1114
3-9-05	--	--	--	--	--	--	--

Total	$0.1784	$0.0670	$--	$0.1114	$--	$0.0670	$0.1114

Ivy Asset Strategy Fund Class B
6-16-04	$0.0150	$0.0150	$--	$--	$--	$0.0150	$--
9-15-04	--	--	--	--	--	--	--
12-15-04	0.1114	--	--	0.1114	--	--	0.1114
3-9-05	--	--	--	--	--	--	--

Total	$0.1264	$0.0150	$--	$0.1114	$--	$0.0150	$0.1114

Ivy Asset Strategy Fund Class C
6-16-04	$0.0160	$0.0160	$--	$--	$--	$0.0160	$--
9-15-04	--	--	--	--	--	--	--
12-15-04	0.1114	--	--	0.1114	--	--	0.1114
3-9-05	--	--	--	--	--	--	--

Total	$0.1274	$0.0160	$--	$0.1114	$--	$0.0160	$0.1114

Ivy Asset Strategy Fund Class Y
6-16-04	$0.0710	$0.0710	$--	$--	$--	$0.0710	$--
9-15-04	--	--	--	--	--	--	--
12-15-04	0.1114	--	--	0.1114	--	--	0.1114
3-9-05	--	--	--	--	--	--	--

Total	$0.1824	$0.0710	$--	$0.1114	$--	$0.0710	$0.1114

Ivy International Growth Fund Class A
12-15-04	$0.1704	$0.1704	$--	$--	$0.00046	$0.16994	$--

Ivy International Growth Fund Class B
12-15-04	$0.0544	$0.0544	$--	$--	$0.00015	$0.05425	$--

Ivy International Growth Fund Class C
12-15-04	$0.0654	$0.0654	$--	$--	$0.00017	$0.06523	$--

Ivy International Growth Fund Class Y
12-15-04	$0.2134	$0.2134	$--	$--	$0.00057	$0.21283	$--

Dividends are declared and recorded by each of the following Funds on each day the New York Stock Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

Exempt Interest Dividends - The exempt interest portion of dividends paid represents the distribution of state and municipal bond interest and is exempt from Federal income taxation.

The table below shows the taxability of dividends and long-term capital gains paid during the fiscal year ended March 31, 2005:

		PER-SHARE AMOUNTS REPORTABLE AS:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

High Income Fund Class A, Class B, Class C and Class Y
April 2004 through December 2004	100.0000%	0.32310%	99.67690%	--%	0.32540%	99.67460%	--%
January 2005 through March 2005	100.0000%	0.04920%	99.95080%	--%	0.04920%	99.95080%	--%
Limited-Term Bond Fund Class A, Class B, Class C and Class Y
April 2004 through March 2005	100.0000%	--%	100.00000%	--%	--%	100.00000%	--%
Money Market Fund Class A, Class B and Class C
April 2004 through March 2005	100.0000%	--%	100.00000%	--%	--%	100.00000%	--%

Municipal Bond Fund Class A, Class B, Class C and Class Y
		For Individuals				For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Exempt Interest	Non- Qualifying	Long-Term Capital Gain	Exempt Interest

April 2004 through December 2004	100.0000%	--%	0.43637%	--%	99.56363%	0.43637%	--%	99.56363%
January 2005 through March 2005	100.0000%	--%	0.20838%	--%	99.79162%	0.20838%	--%	99.79162%

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Income from Municipal Bond Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The Board of Directors of Ivy Funds, Inc.

The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Family of Funds and the Advisors Fund Complex. The Ivy Family of Funds is comprised of the funds in Ivy Funds, Inc. (13 portfolios) and Ivy Funds (15 portfolios). The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds (21 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (three portfolios) and W&R Target Funds, Inc. (18 portfolios).

Each of the individuals listed below serves as a director or trustee for each of the funds within the Ivy Family of Funds. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors of each of the funds in the Advisors Fund Complex. Each Director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

Two of the Directors are considered by Ivy Funds, Inc. and its counsel to be "interested persons" of the Funds or of their investment manager because of their employment by Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries. The other Directors (more than a majority of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including Ivy Funds Distributor, Inc. (IFDI), Ivy Investment Management Company (IICO) (formerly, Waddell & Reed Ivy Investment Company), and Waddell & Reed Services Company (WRSCO).

Additional Information about Directors

The Statement of Additional Information (SAI) for Ivy Funds, Inc. includes additional information about the Corporation's Directors. The SAI is available without charge, upon request, by calling 1.800.777.6472. It is also available on the Ivy Funds website, www.ivyfunds.com.

Independent Directors

Jarold W. Boettcher (64)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Corporation: Director

Number of portfolios overseen by Director: 28

Director since: 2003

Director of Funds in the Fund Complex since: 2002

Principal Occupations During Past 5 Years: President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); President of Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present)

Other Directorships held by Director: Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.; Trustee of Ivy Funds

James D. Gressett (54)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Corporation: Director

Number of portfolios overseen by Director: 28

Director since: 2003 Director of Funds in the Fund Complex since: 2002

Principal Occupations During Past 5 Years: Secretary of Streetman Homes Ltd, LLP (homebuilding company) (2001 to present); Chief Executive Officer (CEO) of PacPizza LLC (Pizza Hut franchise) (2000 to 2004); President of Alien, Inc. (real estate development) (1997 to 2001) Other Directorships held by Director: Director of Collins Financial Services, a debt recovery company; Trustee of Ivy Funds

Joseph Harroz, Jr. (38)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Corporation: Director

Number of portfolios overseen by Director: 70

Director since: 1998 Director of Funds in the Fund Complex since: 1998

Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present) Other Directorships held by Director: Trustee of Ivy Funds and Director of each fund in the Advisors Fund Complex

Glendon E. Johnson, Jr. (53)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Corporation: Director

Number of portfolios overseen by Director: 28

Director since: 2003 Director of Funds in the Fund Complex since: 2002

Principal Occupation During Past 5 Years: Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Member/Manager, Castle Valley Ranches, LLC (ranching) (1995 to present) Other Directorships held by Director: Trustee of Ivy Funds

Eleanor B. Schwartz (68)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Corporation: Director

Number of portfolios overseen by Director: 70

Director since: 1995 Director of Funds in the Fund Complex since: 1995

Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present) Professor of Business Administration (1980 to 2003) and Chancellor (1991 to 1999), University of Missouri at Kansas City Other Directorships held by Director: Trustee of Ivy Funds and Director of each fund in the Advisors Fund Complex

Michael G. Smith (60)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Corporation: Director

Number of portfolios overseen by Director: 28

Director since: 2003 Director of Funds in the Fund Complex since: 2002

Principal Occupation During Past 5 Years: Retired Other Directorships held by Director: Director, Executive Board, Cox Business School, Southern Methodist University; Director of Northwestern Mutual Life Series Funds & Mason Street Advisors Funds (29 portfolios overseen); Trustee of Ivy Funds

Edward M. Tighe (62)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Corporation: Director

Number of portfolios overseen by Director: 28

Director since: 2003 Director of Funds in the Fund Complex since: 2002

Principal Occupation During Past 5 Years: Retired; CEO and Director of Asgard Holding, LLC (computer network and security services) (2002 to 2004); CEO and Director of JBE Technology Group, Inc. (telecommunications services) (2001 to 2003); CEO and Director of Global Mutual Fund Services (1993 to 2000); CEO and Director of Global Technology Management, Inc. (software and consulting) (1992 to 2000) Other Directorships held by Director: Director of Hansberger Institutional Funds (2 portfolios overseen); Trustee of Ivy Funds

Interested Directors

Henry J. Herrmann (62)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Corporation: Director and President

Number of portfolios overseen by Director: 70

Director since: 1998; President since: 2001 Director of Funds in the Fund Complex since: 1998

Principal Occupation(s) During Past 5 Years: President and Chief Investment Officer (CIO) of WDR (1998 to present); President and CEO of IICO (2002 to present); CIO of IICO (2003 to present); President and CEO of Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO, (1993 to present); CIO of WRIMCO (1991 to present); President of each of the Funds in the Fund Complex (2001 to present) Other Directorships held by Director: Chairman of the Board (COB) and Director of IICO; COB and Director of Ivy Services, Inc., an affiliate of IICO; Director of WDR, W&R and WRIMCO; Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Trustee of Ivy Funds and Director of each fund in the Advisors Fund Complex

Keith A. Tucker (60)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Corporation: COB and Director

Number of portfolios overseen by Director: 70

Director since: 1993; COB since: 1998 Director of Funds in the Fund Complex since: 1993

Principal Occupation(s) During Past 5 Years: CEO of WDR (1998 to present) Other Directorships held by Director: COB and Director of WDR, WRIMCO and WRSCO; Director of W&R; COB of W&R (1993 to 2005); COB and Trustee of Ivy Funds and Director of each fund in the Advisors Fund Complex

Officers

Theodore W. Howard (62)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Corporation: Principal Accounting Officer, Treasurer and Vice President since 1992; Principal Financial Officer since 2002

Positions held with Funds in the Fund Complex: Principal Accounting Officer and Treasurer since 1976; Vice President since 1987; Principal Financial Officer since 2002

Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of WRSCO (1988 to 2001)

Directorships held: None

Kristen A. Richards (37)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Corporation: Vice President, Secretary and Associate General Counsel since 2000

Positions held with Funds in the Fund Complex: Vice President, Secretary and Associate General Counsel since 2000

Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of IICO (2002 to present); Vice President, Secretary and Associate General Counsel of each of the Funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)

Directorships held: None

Daniel C. Schulte (39)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Corporation: Vice President, Assistant Secretary and General Counsel since 2000

Positions held with Funds in the Fund Complex: Vice President, Assistant Secretary and General Counsel since 2000

Principal Occupation(s) During Past 5 Years: Vice President and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of IICO (2002 to present); Vice President and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Secretary of WDR (2000 to 2003); Assistant Secretary of WDR (1998 to 2000)

Directorships held: None

Scott J. Schneider (37)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Corporation: Chief Compliance Officer since 2004

Position held with Funds in the Fund Complex: Chief Compliance Officer since 2004

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)

Directorships Held: None

Ivy Funds, Inc. Privacy Notice

The following privacy notice is issued by Ivy Funds, Inc. (the "Funds"), Ivy Investment Management Company ("IICO") and Ivy Funds Distributor, Inc. ("IFDI").

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to effect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IFDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IFDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to non-affiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds, Inc. uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.800.777.6472 and (ii) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Corporation's website at http://www.ivyfunds.com and on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission ("SEC") on the Corporation's Form N-Q, 60 days after the end of the quarter. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by callling 1.800.SEC.0330.
  On the Corporation's website at http://www.ivyfunds.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of a Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

THE IVY FUNDS FAMILY

Global/International Funds

Cundill Global Value Fund
European Opportunities Fund
International Fund
International Balanced Fund
International Growth Fund
International Value Fund
Pacific Opportunities Fund

Domestic Equity Funds

Capital Appreciation Fund (formerly, Tax-Managed Equity Fund)
Core Equity Fund
Dividend Income Fund
Large Cap Growth Fund
Mid Cap Growth Fund
Small Cap Growth Fund
Small Cap Value Fund
Value Fund

Fixed Income Funds

Bond Fund
High Income Fund
Limited-Term Bond Fund
Mortgage Securities Fund
Municipal Bond Fund

Money Market Funds

Cash Reserves Fund
Money Market Fund

Specialty Funds

Asset Strategy Fund
Balanced Fund
Global Natural Resources Fund
Real Estate Securities Fund
Science and Technology Fund

1.800.777.6472
Visit us online at www.ivyfunds.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Funds Distributor, Inc.

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Ivy Funds, call your financial advisor or visit us online at www.ivyfunds.com. Please read the prospectus carefully before investing.

WRR3000A (3-05)

ITEM 2. CODE OF ETHICS

(a)	As of March 31, 2005, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that each of Jarold W. Boettcher, Glendon E. Johnson, Jr. and Michael G. Smith is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Johnson and Mr. Smith is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2004	$195,635
	2005	223,315

(b)	Audit-Related Fees

	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2004	$9,770
	2005	2,320

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2004	$47,289
	2005	29,700

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2004	$2,065
	2005	1,640

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

	The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

	The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$59,124 and $33,660 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $107,922 and $231,442 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee of the Board of Directors of the Registrant will consider nominees recommended by shareholders of the Fund. Shareholders should direct the names of candidates they wish to be considered to the attention of the Fund's Nominating Committee, in care of the Fund's Secretary, at the address of the Fund listed on the front page of this Report. Such nominees will be considered with any other director nominees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)  (1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)  (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ivy Funds, Inc.
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date June 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date June 10, 2005

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date June 10, 2005